   INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE,
                             DATED MARCH 13, 2006.

                      STRUCTURAL AND COLLATERAL INFORMATION

                                 $1,839,267,000

                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
         CLASSES A-1, A-2, A-PB, A-3, A-1A, A-M, A-J, B, C, D, E AND F

--------------------------------------------------------------------------------
                                 SERIES 2006-C24
--------------------------------------------------------------------------------

                                 MARCH 13, 2006

                       Mortgage Loan Sellers and Sponsors
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION
                          NOMURA CREDIT & CAPITAL, INC.

                           Other Mortgage Loan Seller
                            JPMORGAN CHASE BANK, N.A.

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                               LNR PARTNERS, INC.

[LOGO] WACHOVIA SECURITIES                                                NOMURA

CITIGROUP                         CREDIT SUISSE                         JPMORGAN

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

      NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
      MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED MARCH 13,
      2006.

ISSUE TYPE               Sequential pay REMIC. Class A-1, Class A-2, Class A-PB,
                         Class A-3, Class A-1A, Class A-M, Class A-J, Class B,
                         Class C, Class D, Class E and Class F Certificates (the
                         "Offered Certificates") are offered publicly. All other
                         Certificates will be privately placed to qualified
                         institutional buyers or to institutional accredited
                         investors.

CUT-OFF DATE             All Mortgage Loan characteristics are based on balances
                         as of the Cut-Off Date, which is March 11, 2006, with
                         respect to 108 Mortgage Loans; March 1, 2006, with
                         respect to 2 Mortgage Loans; March 4, 2006, with
                         respect to 1 Mortgage Loan; March 6, 2006, with respect
                         to 2 Mortgage Loans; and the related Mortgage Loan's
                         origination date, with respect to 6 Mortgage Loans. All
                         percentages presented herein are approximate.

MORTGAGE POOL            The Mortgage Pool consists of 119 Mortgage Loans (the
                         "Mortgage Loans") with an aggregate principal balance
                         as of the Cut-Off Date of $2,001,923,624 (the "Cut-Off
                         Date Pool Balance"), subject to a variance of plus or
                         minus 5%. The Mortgage Loans are secured by 130
                         properties (the "Mortgaged Properties") located
                         throughout 35 states. The Mortgage Pool will be deemed
                         to consist of 2 loan groups ("Loan Group 1" and "Loan
                         Group 2" and together, the "Loan Groups"). Loan Group 1
                         will consist of (i) all of the Mortgage Loans that are
                         not secured by Mortgaged Properties that are
                         multifamily properties and mobile home park properties,
                         (ii) 3 Mortgage Loans that are secured by multifamily
                         properties and (iii) 1 Mortgage Loan that is secured by
                         a mobile home park property. Loan Group 1 is expected
                         to consist of 91 Mortgage Loans, with an aggregate
                         principal balance as of the Cut-Off Date of
                         $1,687,581,199 (the "Cut-Off Date Group 1 Balance").
                         Loan Group 2 will consist of 25 Mortgage Loans that are
                         secured by multifamily properties and 3 Mortgage Loans
                         that are secured by mobile home park properties, with
                         an aggregate principal balance as of the Cut-Off Date
                         of $314,342,425 (the "Cut-Off Date Group 2 Balance"
                         and, together with the Cut-Off Date Group 1 Balance,
                         the "Cut-Off Date Pool Balance").

DEPOSITOR                Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS             Wachovia Capital Markets, LLC, Nomura Securities
                         International, Inc., Citigroup Global Markets Inc.,
                         Credit Suisse Securities (USA) LLC and J.P. Morgan
                         Securities Inc. It is intended that Wachovia Securities
                         International Limited will act as a member of the
                         selling group on behalf of Wachovia Capital Markets,
                         LLC and may sell Offered Certificates on behalf of
                         Wachovia Capital Markets, LLC in certain jurisdictions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                     JPMORGAN

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLERS      Wachovia Bank, National Association ("Wachovia"),
    AND SPONSORS           Artesia  Mortgage Capital Corporation ("Artesia") and
                           Nomura Credit & Capital, Inc. ("Nomura").
OTHER MORTGAGE LOAN        JPMorgan Chase Bank, N.A. ("JPMorgan").
       SELLER

                                                                      NUMBER OF     AGGREGATE      PERCENTAGE OF
                                                                      MORTGAGE     CUT-OFF DATE    CUT-OFF DATE
                           MORTGAGE LOAN SELLER                         LOANS        BALANCE       POOL BALANCE
                           --------------------                       ---------    -------------   -------------

                           Wachovia Bank, National Association*            84     $1,625,096,687        81.2%
                           Artesia Mortgage Capital Corporation            26        214,877,938         10.7
                           JPMorgan Chase Bank, N.A.*                      13        102,674,000          5.1
                           Nomura Credit & Capital, Inc.                    9         59,275,000          3.0
                                                                          ---     --------------       ------
                             TOTAL                                        119     $2,001,923,624       100.0%
                                                                          ===     ==============       ======

                           ____________________
                           *  With respect to the Regency Portfolio Mortgage Loans (loan numbers 10, 13, 17, 22, 23, 42, 47,
                              50, 51, 52, 54, 55 and 115), representing 10.6% of the Cut-Off Date Pool Balance (12.6% of the
                              Cut-Off Date Group 1 Balance), a 51.8% interest in the Mortgage Loans is being sold to the Trust
                              Fund by Wachovia Bank, National Association, and a 48.2% interest in the mortgage loans is being sold to the Trust Fund by JPMorgan Chase Bank, N.A. Immediately prior to the sale to the Trust
                              Fund, ownership of the separate interests in the Regency Portfolio Mortgage Loans will merge pursuant to the terms of an agreement between the related Mortgage Loan Sellers, and the Trust
                              Fund will hold each of the Regency Portfolio Mortgage Loans as whole loans. Both Mortgage Loan
                              Sellers are credited with the number of Mortgage Loans but are only credited with their respective pro rata portion for the Aggregate Cut-Off Date Balance.

TRUSTEE                    LaSalle Bank National Association

MASTER SERVICER            Wachovia Bank, National Association

SPECIAL SERVICER           LNR Partners, Inc.

RATING AGENCIES            Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and
                           Moody's Investors Service, Inc. ("Moody's")

DENOMINATIONS              $10,000 minimum for Offered Certificates.

CLOSING DATE               On or about March 30, 2006.

SETTLEMENT TERMS           Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE          The fourth business day following the related Determination Date, commencing in April 2006.

DETERMINATION DATE         The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing, with respect to the Offered Certificates, in April 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                   CREDIT SUISSE                      JPMORGAN

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS     Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such
                           Class. Interest will be distributed on each Distribution Date in sequential order of Class designations with the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-1A, Class X-C and Class
                           X-P Certificates ranking pari passu in entitlement to interest.

                           The Offered Certificates will accrue interest on the basis of a 360-day year consisting of twelve
                           30-day months.

                           The interest accrual period, with respect to any Distribution Date and any Class of Offered
                           Certificates, is the calendar month preceding the month in which the Distribution Date occurs.

PRINCIPAL DISTRIBUTIONS    Principal will be distributed on each Distribution Date in accordance with the priorities set forth in "DESCRIPTION OF THE CERTIFICATES--Distributions" in the preliminary prospectus supplement, dated March 13, 2006 (the "Prospectus Supplement"). Generally, the Class A-1, Class
                           A-2, Class A-PB and Class A-3 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate
                           Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of
                           Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-3 Certificates has
                           been reduced to zero. If, due to losses, the Certificate Balances of the Class A-M through Class S
                           Certificates are reduced to zero, but any two or more of the Class A-1, Class A-2, Class A-PB,
                           Class A-3 and Class A-1A Certificates remain outstanding, payments of principal (other than distributions of principal otherwise allocable to reduce the Certificate Balance of the Class A-PB
                           Certificates to their planned principal amount) to the Class A-1, Class A-2, Class A-PB, Class A-3 and Class A-1A Certificates will be made on a pro rata basis. The Class X-C and Class X-P
                           Certificates will not be entitled to distributions of principal.

LOSSES                     Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class S,
                           Class Q, Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F,
                           Class E, Class D, Class C, Class B, Class A-J and Class A-M Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2, Class A-PB, Class A-3 and Class A-1A Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                     JPMORGAN

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS        Any Prepayment Premiums or Yield Maintenance Charges actually collected on a Mortgage Loan during
  AND YIELD MAINTENANCE    the related collection period in which the prepayment occurred will be distributed to
  CHARGES                  Certificateholders on the related Distribution Date following the collection period in which the prepayment occurred. Generally, the Class A-1, Class A-2, Class A-PB and Class A-3 Certificates
                           will only be entitled to receive distributions of Prepayment Premiums or Yield Maintenance Charges
                           in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A
                           Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of Prepayment Premiums or Yield Maintenance Charges in respect of Mortgage
                           Loans in Loan Group 2 until the Certificate Balance of the Class A-3 Certificates has been reduced to zero. On each Distribution Date, the holders of each Class of Offered Certificates and the
                           Class G, Class H, Class J and Class K Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such
                           Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount
                           Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date. The portion, if any, of the
                           Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed as follows: (a) on or before the Distribution Date in March 2013, 55% to the holders of the Class X-P Certificates and 45% to the holders of the Class X-C Certificates and (b)
                           thereafter, 100% to the holders of the Class X-C Certificates.

ADVANCES                   The Master Servicer, and if the Master Servicer fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans but only to the extent that such Advances are not deemed non-recoverable and, in the case of P&I Advances, subject to any Appraisal Reductions that may occur.

APPRAISAL REDUCTIONS       An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse order of priority of the Classes. An
                           Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                     JPMORGAN

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION       The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust Fund in whole, but not in part, and purchase the remaining assets of the Trust
                           Fund on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

                           The Trust Fund may also be terminated under certain circumstances when the Offered Certificates have been paid in full and the remaining outstanding Certificates (other than the Class Z Certificates,
                           Class R-I Certificates and Class R-II Certificates) are held by a single Certificateholder.

CONTROLLING CLASS          The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original Certificate Balance;
                           provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the
                           Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

CONTROLLING CLASS          With respect to the Mortgage Loans, the representative appointed by the holder of the majority of
  REPRESENTATIVE           the Class Principal Balance of the Controlling Class. In addition, the holders of the Companion
                           Loans may have the ability to exercise some or all of the rights of the Controlling Class and the
                           Controlling Class Representative. See "SERVICING OF THE MORTGAGE LOANS--The Controlling Class
                           Representative" in the Prospectus Supplement for more information.

ERISA                      The Offered Certificates are expected to be ERISA eligible.

SMMEA                      The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of
                           SMMEA.

TAX                        The Offered Certificates will be treated as regular interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                   CREDIT SUISSE                      JPMORGAN

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

      WACHOVIA CAPITAL MARKETS, LLC        NOMURA SECURITIES INTERNATIONAL, INC.

      Charles Culbreth                     Phillip Evanski
      (704) 383-7716 (Phone)               (212) 667-2485 (Phone)
      (704) 715-0066 (Fax)                 (646) 587-8986 (Fax)

      Scott Fuller                         Matt Borstein
      (704) 715-8440 (Phone)               (212) 667-2485 (Phone)
      (704) 715-1214 (Fax)                 (646) 587-8944 (Fax)

      Bill White                           Joseph Allen
      (704) 715-8440 (Phone)               (212) 667-2485 (Phone)
      (704) 715-1214 (Fax)                 (646) 587-1000 (Fax)

      Chris Campbell
      (704) 715-8440 (Phone)
      (704) 715-1214 (Fax)

      CITIGROUP GLOBAL MARKETS INC.        CREDIT SUISSE SECURITIES (USA) LLC

      Paul Vanderslice                     Barry Polen
      (212) 723-6156 (Phone)               (212) 325-3295 (Phone)
      (212) 723-8599 (Fax)                 (212) 325-8104 (Fax)

      Angela Vleck                         Chris Anderson
      (212) 816-8087 (Phone)               (212) 325-3295 (Phone)
      (212) 816-8307 (Fax)                 (212) 743-4790 (Fax)

      John Caputo                          Andrew Winer
      (212) 723-6156 (Phone)               (212) 325-3295 (Phone)
      (212) 723-8599 (Fax)                 (212) 743-4521 (Fax)

                                           Reese Mason
                                           (212) 538-8661 (Phone)
                                           (212) 743-5227 (Fax)

                          J.P. MORGAN SECURITIES INC.

                          Glen Riis
                          (212) 834-3813 (Phone)
                          (212) 834-6598 (Fax)

                          Dennis Schuh
                          (212) 834-9378 (Phone)
                          (212) 834-6593 (Fax)

                          Andrew Taylor
                          (212) 834-3813 (Phone)
                          (212) 834-4598 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                   CREDIT SUISSE                      JPMORGAN

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                               APPROX.                                                  ASSUMED
          EXPECTED RATINGS                      % OF         APPROX.       WEIGHTED                      FINAL
          ----------------   CERTIFICATE    CUT-OFF DATE     CREDIT         AVERAGE      PRINCIPAL    DISTRIBUTION
CLASS     S&P     MOODY'S     BALANCE(1)    POOL BALANCE     SUPPORT     LIFE(YRS)(2)    WINDOW(2)      DATE(2)       RATE TYPE
-------------------------------------------------------------------------------------------------------------------------------

 A-1      AAA       Aaa      $30,437,000        1.520%       30.000%         2.86        04/06-02/11     02/15/11        Fixed
-------------------------------------------------------------------------------------------------------------------------------
 A-2      AAA       Aaa     $361,311,000       18.048%       30.000%         4.95        02/11-03/11     03/15/11        Fixed
-------------------------------------------------------------------------------------------------------------------------------
 A-PB     AAA       Aaa      $84,272,000        4.210%       30.000%         7.32        03/11-09/15     09/15/15        Fixed
-------------------------------------------------------------------------------------------------------------------------------
 A-3      AAA       Aaa     $610,984,000       30.520%       30.000%         9.76        09/15-03/16     03/15/16     Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
 A-1A     AAA       Aaa     $314,342,000       15.702%       30.000%         9.45        04/06-03/16     03/15/16     Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
 A-M      AAA       Aaa     $200,192,000       10.000%       20.000%         9.96        03/16-03/16     03/15/16     Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
 A-J      AAA       Aaa     $145,140,000        7.250%       12.750%         9.96        03/16-03/16     03/15/16     Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
 B        AA+       Aa1      $17,517,000        0.875%       11.875%         9.96        03/16-03/16     03/15/16       WAC (4)
-------------------------------------------------------------------------------------------------------------------------------
 C         AA       Aa2      $22,521,000        1.125%       10.750%         9.96        03/16-03/16     03/15/16       WAC (4)
-------------------------------------------------------------------------------------------------------------------------------
 D        AA-       Aa3      $17,517,000        0.875%        9.875%         9.96        03/16-03/16     03/15/16       WAC (5)
-------------------------------------------------------------------------------------------------------------------------------
 E         A+        A1      $15,015,000        0.750%        9.125%         9.96        03/16-03/16     03/15/16       WAC (5)
-------------------------------------------------------------------------------------------------------------------------------
 F         A         A2      $20,019,000        1.000%        8.125%         9.96        03/16-03/16     03/15/16       WAC (5)
-------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                                  APPROX.                                             ASSUMED
          EXPECTED RATINGS                          % OF      APPROX.     WEIGHTED                     FINAL
          ---------------       CERTIFICATE     CUT-OFF DATE   CREDIT     AVERAGE      PRINCIPAL    DISTRIBUTION
CLASS      S&P     MOODY'S      BALANCE(1)      POOL BALANCE  SUPPORT   LIFE(YRS)(2)   WINDOW(2)      DATE(2)       RATE TYPE
-------------------------------------------------------------------------------------------------------------------------------

G (6)      A-          A3       $20,019,000       1.000%       7.125%       (6)            (6)          (6)            WAC (5)
-------------------------------------------------------------------------------------------------------------------------------
H (6)     BBB+        Baa1      $25,024,000       1.250%       5.875%       (6)            (6)          (6)            WAC (5)
-------------------------------------------------------------------------------------------------------------------------------
J (6)      BBB        Baa2      $32,531,000       1.625%       4.250%       (6)            (6)          (6)            WAC (5)
-------------------------------------------------------------------------------------------------------------------------------
K (6)     BBB-        Baa3      $20,020,000       1.000%       3.250%       (6)            (6)          (6)            WAC (5)
-------------------------------------------------------------------------------------------------------------------------------
L (6)      BB+        Ba1        $7,507,000       0.375%       2.875%       (6)            (6)          (6)          Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
M (6)      BB         Ba2        $7,507,000       0.375%       2.500%       (6)            (6)          (6)          Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
N (6)      BB-        Ba3        $7,507,000       0.375%       2.125%       (6)            (6)          (6)          Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
O (6)      B+          B1        $5,005,000       0.250%       1.875%       (6)            (6)          (6)          Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
P (6)        B         B2        $5,005,000       0.250%       1.625%       (6)            (6)          (6)          Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
Q (6)      B-          B3        $7,507,000       0.375%       1.250%       (6)            (6)          (6)          Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
S (6)      NR          NR       $25,024,624       1.250%       0.000%       (6)            (6)          (6)          Fixed (3)
-------------------------------------------------------------------------------------------------------------------------------
X-C (6)    AAA        Aaa    $2,001,923,624(7)      N/A          N/A        N/A            N/A          (6)       Variable
-------------------------------------------------------------------------------------------------------------------------------
X-P (6)    AAA        Aaa    $1,934,999,000(7)      N/A          N/A        N/A            N/A          (6)       Variable
-------------------------------------------------------------------------------------------------------------------------------

(1)   Subject to a permitted variance of plus or minus 5.0%.

(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the Prospectus Supplement.

(3)   The pass-through rate applicable to each of the Class A-3, Class A-1A,
      Class A-M, Class A-J, Class L, Class M, Class N, Class O, Class P, Class Q
      and Class S Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate
      (calculated as described in the Prospectus Supplement) for such date.

(4)   The pass-through rate applicable to each of the Class B and Class C
      Certificates for any distribution date will be equal to the weighted average net mortgage rate (calculated as described in the Prospectus
      Supplement) less % and %, respectively, for such date.

(5)   The pass-through rate applicable to each of the Class D, Class E, Class F,
      Class G, Class H, Class J and Class K Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate
      (calculated as described in the Prospectus Supplement) for such date.

(6)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
      Offered Certificates.

(7)   The Class X-C and Class X-P Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X-C and Class X-P Certificates as described in the Prospectus Supplement. The interest rate applicable to the Class X-C and Class X-P Certificates for each distribution date will be described in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                  CREDIT SUISSE                       JPMORGAN

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                   CREDIT SUISSE                      JPMORGAN

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                ALL
GENERAL CHARACTERISTICS                                                    MORTGAGE LOANS        LOAN GROUP 1        LOAN GROUP 2
------------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans ................................................             119                  91                  28
Number of Crossed Loan Pools(1) .........................................               3                   3                   1
Number of Mortgaged Properties ..........................................             130                 100                  30
Aggregate Balance of all Mortgage Loans .................................  $2,001,923,624      $1,687,581,199      $  314,342,425

Number of Mortgage Loans with Balloon Payments(2) .......................              97                  70                  27
Aggregate Balance of Mortgage Loans with Balloon Payments(2) ............  $1,347,666,811      $1,047,366,386      $  300,300,425

Number of Mortgage Loans with Anticipated Repayment Date(3) .............              10                   9                   1
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(3) ..  $  133,171,425      $  119,129,425      $   14,042,000

Number of Fully Amortizing Mortgage Loans ...............................               2                   2                   0
Aggregate Balance of Fully Amortizing Mortgage Loans ....................  $    9,297,388      $    9,297,388      $            0

Number of Non-amortizing Mortgage Loans(4) ..............................              10                  10                   0
Aggregate Balance of Non-amortizing Mortgage Loans(4) ...................  $  511,788,000      $  511,788,000      $            0

Average Balance of Mortgage Loans .......................................  $   16,822,888      $   18,544,848      $   11,226,515
Minimum Balance of Mortgage Loans .......................................  $      975,000      $      975,000      $    1,600,000
Maximum Balance of Mortgage Loans .......................................  $  335,000,000      $  335,000,000      $   28,118,000

Maximum Balance for a group of cross-collateralized and
cross-defaulted Mortgage Loans ..........................................  $  213,000,000(5)   $  213,000,000(5)   $   17,900,000(6)

Weighted Average LTV ratio(7) ...........................................            67.9%               67.1%               72.7%
Minimum LTV ratio .......................................................            44.0%               44.0%               52.7%
Maximum LTV ratio .......................................................            83.7%               82.0%               83.7%

Weighted Average LTV at Maturity or Anticipated Repayment Date(7) .......            62.4%               61.8%               65.6%

Weighted Average DSCR(8) ................................................           1.59x               1.65x               1.27x
Minimum DSCR ............................................................           1.01x               1.01x               1.20x
Maximum DSCR ............................................................           3.01x               3.01x               1.90x

Weighted Average Mortgage Loan interest rate ............................           5.712%              5.717%              5.686%
Minimum Mortgage Loan interest rates ....................................           4.770%              4.770%              5.370%
Maximum Mortgage Loan interest rates ....................................           6.400%              6.400%              6.090%

Weighted Average Remaining Term to Maturity or Anticipated Repayment
Date (months) ...........................................................             108                 106                 118
Minimum Remaining Term to Maturity or Anticipated Repayment
Date (months) ...........................................................              59                  59                  60
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months)             240                 240                 120
Weighted Average Occupancy Rate(9) ......................................            95.2%               95.3%               94.7%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Contains one group of crossed Mortgage Loans with individual Mortgage
      Loans in both Loan Groups.

(2)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.

(3)   Does not include Mortgage Loans that are interest-only for their entire term.

(4)   Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(5)   Consists of a group of 13 individual mortgage loans (loan numbers 10, 13,
      17, 22, 23, 42, 47, 50, 51, 52, 54, 55 and 115).

(6)   Consists of 1 Mortgage Loan (loan number 26) that is cross-collateralized and cross-defaulted with 1 Mortgage Loan that is in Loan Group 1 (loan number 16).

(7)   With respect to 2 Mortgage Loans (loan numbers 7 and 53), representing approximately 3.1% of the Cut-Off Date Pool Balance (1 Mortgage Loan in
      Loan Group 1 or 3.1% of the Cut-Off Date Group 1 Balance and 1 Mortgage
      Loan in Loan Group 2 or 3.0% of the Cut-Off Date Group 2 Balance), the
      appraised value for the Mortgaged Property is based on an "as stabilized"
      basis.

(8)   For purposes of determining the debt service coverage ratio for 3 Mortgage
      Loans (loan numbers 12, 44 and 58), representing 2.8% of the Cut-Off Date
      Pool Balance (2 Mortgage Loans in Loan Group 1 or 2.6% of the Cut-Off Date
      Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 3.8% of the Cut-Off
      Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(9)   Does not include 13 hospitality properties, representing, by allocated loan amount, 29.9% of the Cut-Off Date Pool Balance (35.5% of the Cut-Off
      Date Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                     JPMORGAN

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

PROPERTY TYPES

                                                                           % OF           % OF
                            NUMBER OF       AGGREGATE         % OF        GROUP 1       GROUP 2
                            MORTGAGED     CUT-OFF DATE      INITIAL         POOL          POOL
PROPERTY TYPE               PROPERTIES     BALANCE(1)     POOL BALANCE    BALANCE       BALANCE
-----------------------------------------------------------------------------------------------

Retail                          59       $  611,942,097        30.6%        36.3%          0.0%
 Retail - Anchored              30          454,043,369        22.7         26.9           0.0
 Retail - Unanchored            17          116,081,728         5.8          6.9           0.0
 Retail - Shadow
   Anchored(4)                  12           41,817,000         2.1          2.5           0.0
Hospitality                     13          599,191,153        29.9         35.5           0.0
Multifamily                     30          392,242,425        19.6          5.1          97.3
Office                          14          287,180,841        14.3         17.0           0.0
Industrial                      10           98,722,946         4.9          5.8           0.0
Mobile Home Park                 4           12,644,161         0.6          0.3           2.7
                               130       $2,001,923,624       100.0%       100.0%        100.0%
-----------------------------------------------------------------------------------------------

                                                            WEIGHTED                       WEIGHTED
                             WEIGHTED                       AVERAGE         MIN/MAX        AVERAGE
                             AVERAGE         MIN/MAX      CUT-OFF DATE    CUT-OFF DATE     MORTGAGE
PROPERTY TYPE                DSCR(2)         DSCR(2)      LTV RATIO(3)     LTV RATIO         RATE
---------------------------------------------------------------------------------------------------

Retail                        1.31x        1.13x/2.04x        73.0%       44.6%/ 82.0%     5.684%
 Retail - Anchored            1.33x        1.17x/2.04x        72.2%       44.6%/ 82.0%     5.679%
 Retail - Unanchored          1.27x        1.13x/1.68x        75.0%       59.6%/ 79.8%     5.667%
 Retail - Shadow
   Anchored(4)                1.25x        1.20x/1.68x        75.7%       65.0%/ 80.1%     5.794%
Hospitality                   2.31x        1.30x/3.01x        55.2%       44.0%/ 75.2%     5.715%
Multifamily                   1.29x        1.20x/2.37x        73.4%       52.7%/ 83.7%     5.685%
Office                        1.22x        1.01x/1.71x        74.2%       55.0%/ 80.0%     5.840%
Industrial                    1.34x        1.31x/1.47x        74.0%       45.7%/ 78.8%     5.595%
Mobile Home Park              1.31x        1.24x/1.38x        69.8%       60.5%/ 76.0%     5.789%
                              1.59X        1.01X/3.01X        67.9%       44.0%/ 83.7%     5.712%
---------------------------------------------------------------------------------------------------

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   For purposes of determining the debt service coverage ratio for 3 Mortgage
      Loans (loan numbers 12, 44 and 58), representing 2.8% of the Cut-Off Date
      Pool Balance (2 Mortgage Loans in Loan Group 1 or 2.6% of the Cut-Off Date
      Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 3.8% of the Cut-Off
      Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(3)   With respect to 2 Mortgage Loans (loan numbers 7 and 53), representing approximately 3.1% of the Cut-Off Date Pool Balance (1 Mortgage Loan in
      Loan Group 1 or 3.1% of the Cut-Off Date Group 1 Balance and 1 Mortgage
      Loan in Loan Group 2 or 3.0% of the Cut-Off Date Group 2 Balance), the
      appraised value for the Mortgaged Property is based on an "as stabilized"
      basis.

(4)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                     JPMORGAN

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

PROPERTY LOCATION

                                                               % OF           % OF                      WEIGHTED        WEIGHTED
               NUMBER OF     AGGREGATE         % OF        CUT-OFF DATE   CUT-OFF DATE   WEIGHTED       AVERAGE          AVERAGE
               MORTGAGED   CUT-OFF DATE    CUT-OFF DATE       GROUP 1        GROUP 2      AVERAGE     CUT-OFF DATE      MORTGAGE
    STATE     PROPERTIES    BALANCE(1)     POOL BALANCE       BALANCE        BALANCE      DSCR(2)     LTV RATIO(3)        RATE
--------------------------------------------------------------------------------------------------------------------------------

FL                19      $  477,629,147       23.9%            23.4%         26.3%        2.49x           52.7%          5.693%
CA                11         311,224,800       15.5             18.4           0.0         1.22x           72.4%          5.715%
 Southern(4)      10         280,694,800       14.0             16.6           0.0         1.22x           72.7%          5.705%
 Northern(4)       1          30,530,000        1.5              1.8           0.0         1.20x           69.4%          5.810%
PA                 5         233,042,000       11.6             13.5           1.7         1.26x           77.9%          5.792%
GA                 8         133,806,115        6.7              6.2           9.0         1.49x           67.9%          5.679%
TX                10         118,500,394        5.9              5.5           8.3         1.39x           76.0%          5.751%
Other             77         727,721,168       36.4             32.9          54.6         1.32x           71.6%          5.698%
                 130      $2,001,923,624      100.0%           100.0%        100.0%        1.59X           67.9%          5.712%
--------------------------------------------------------------------------------------------------------------------------------

 o    THE MORTGAGED PROPERTIES ARE LOCATED IN 35 STATES.

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   For purposes of determining the debt service coverage ratios for 3
      Mortgage Loans (loan numbers 12, 44 and 58), representing 2.8% of the
      Cut-Off Date Pool Balance (2 Mortgage Loans in Loan Group 1 or 2.6% of the
      Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 3.8%
      of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(3)   With respect to 2 Mortgage Loans (loan numbers 7 and 53), representing approximately 3.1% of the Cut-Off Date Pool Balance (1 Mortgage Loan in
      Loan Group 1 or 3.1% of the Cut-Off Date Group 1 Balance and 1 Mortgage
      Loan in Loan Group 2 or 3.0% of the Cut-Off Date Group 2 Balance), the
      appraised value for the Mortgaged Property is based on an "as stabilized"
      basis.

(4)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged Properties north of San Luis
      Obispo County, Kern County and San Bernardino County were included in
      Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                     JPMORGAN

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------

                                                          % OF
                           NUMBER OF   AGGREGATE        INITIAL     % OF      % OF
         RANGE OF           MORTGAGE  CUT-OFF DATE        POOL    GROUP 1   GROUP 2
CUT-OFF DATE BALANCES ($)    LOANS      BALANCE         BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------

< = 2,000,000 ...........        9   $   14,085,244       0.7%      0.7%      0.5%
2,000,001 - 3,000,000 ...       15       37,134,850       1.9       1.7       2.5
3,000,001 - 4,000,000 ...        8       28,250,501       1.4       1.5       1.1
4,000,001 - 5,000,000 ...        4       17,591,550       0.9       0.8       1.4
5,000,001 - 6,000,000 ...       12       65,433,538       3.3       2.9       5.3
6,000,001 - 7,000,000 ...        8       52,838,251       2.6       2.7       2.2
7,000,001 - 8,000,000 ...        4       30,350,000       1.5       0.9       5.0
8,000,001 - 9,000,000 ...        3       25,430,000       1.3       1.0       2.6
9,000,001 - 10,000,000 ..        5       47,000,000       2.3       2.2       3.0
10,000,001 - 15,000,000 .       17      211,682,595      10.6       8.0      24.6
15,000,001 - 20,000,000 .       13      223,572,186      11.2       8.2      27.2
20,000,001 - 25,000,000 .        3       66,940,000       3.3       2.7       6.8
25,000,001 - 30,000,000 .        5      136,668,000       6.8       4.8      17.9
30,000,001 - 35,000,000 .        1       30,530,000       1.5       1.8       0.0
35,000,001 - 40,000,000 .        2       74,250,000       3.7       4.4       0.0
40,000,001 - 45,000,000 .        1       42,000,000       2.1       2.5       0.0
45,000,001 - 50,000,000 .        2       98,000,000       4.9       5.8       0.0
50,000,001 - 55,000,000 .        2      107,400,000       5.4       6.4       0.0
70,000,001 - 75,000,000 .        1       71,700,000       3.6       4.2       0.0
80,000,001 - 335,000,000         4      621,066,910      31.0      36.8       0.0
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: $975,000                MAX: $335,000,000               AVERAGE: $16,822,888
-----------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)
--------------------------------------------------------------------------------

                                                          % OF
                           NUMBER OF   AGGREGATE        INITIAL     % OF      % OF
         RANGE OF           MORTGAGE  CUT-OFF DATE        POOL    GROUP 1   GROUP 2
UNDERWRITTEN DSCRS (X)       LOANS      BALANCE         BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------

1.00 - 1.04 .............        1   $   50,000,000       2.5%      3.0%      0.0%
1.10 - 1.14 .............        1        8,350,000       0.4       0.5       0.0
1.15 - 1.19 .............        1       19,126,000       1.0       1.1       0.0
1.20 - 1.24 .............       47      655,962,209      32.8      31.1      41.7
1.25 - 1.29 .............       17      190,532,855       9.5       5.3      32.4
1.30 - 1.34 .............       18      307,955,673      15.4      15.5      14.9
1.35 - 1.39 .............        9      105,216,074       5.3       4.5       9.3
1.40 - 1.44 .............        5       55,308,852       2.8       3.3       0.0
1.45 - 1.49 .............        6      114,121,910       5.7       6.8       0.0
1.50 - 1.54 .............        1        9,150,000       0.5       0.5       0.0
1.55 - 1.59 .............        1        5,000,000       0.2       0.3       0.0
1.60 - 1.64 .............        2       87,250,000       4.4       5.2       0.0
1.65 - 1.69 .............        3       22,970,189       1.1       1.4       0.0
1.70 - 1.74 .............        1        4,047,388       0.2       0.2       0.0
1.85 - 1.89 .............        2        6,090,000       0.3       0.4       0.0
1.90 - 1.94 .............        1        5,292,474       0.3       0.0       1.7
2.00 - 2.04 .............        1       16,700,000       0.8       1.0       0.0
2.30 - 3.79 .............        2      338,850,000      16.9      20.1       0.0
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: 1.01X                   MAX: 3.01X                      WTD. AVERAGE: 1.59X
-----------------------------------------------------------------------------------

MORTGAGE RATE
--------------------------------------------------------------------------------

                                                          % OF
                           NUMBER OF   AGGREGATE        INITIAL     % OF      % OF
        RANGE OF            MORTGAGE  CUT-OFF DATE        POOL    GROUP 1   GROUP 2
    MORTGAGE RATES(%)        LOANS      BALANCE         BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------

4.770 - 5.249 ...........        1   $   16,700,000       0.8%      1.0%      0.0%
5.250 - 5.499 ...........        7       78,022,603       3.9       3.2       7.7
5.500 - 5.749 ...........       53    1,171,829,741      58.5      59.4      54.1
5.750 - 5.999 ...........       54      703,958,029      35.2      34.7      37.7
6.000 - 6.249 ...........        3       12,913,251       0.6       0.7       0.5
6.250 - 6.499 ...........        1       18,500,000       0.9       1.1       0.0
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: 4.770%                  MAX: 6.400%                     WTD. AVERAGE: 5.712%
-----------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)
--------------------------------------------------------------------------------

                                                          % OF
                           NUMBER OF   AGGREGATE        INITIAL     % OF      % OF
        RANGE OF            MORTGAGE  CUT-OFF DATE        POOL    GROUP 1   GROUP 2
CUT-OFF DATE LTV RATIOS (%) LOANS      BALANCE         BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------

40.01 - 50.00 ...........        3   $  345,585,000      17.3%     20.5%      0.0%
50.01 - 55.00 ...........        3       47,355,725       2.4       2.5       1.7
55.01 - 60.00 ...........        4       39,444,249       2.0       2.3       0.0
60.01 - 65.00 ...........       11      133,883,989       6.7       6.8       6.1
65.01 - 70.00 ...........       24      367,257,650      18.3      17.7      22.1
70.01 - 75.00 ...........       28      304,077,779      15.2      11.8      33.2
75.01 - 80.00 ...........       41      701,700,232      35.1      35.2      34.4
80.01 - 83.73 ...........        5       62,619,000       3.1       3.2       2.6
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN:44.0%                    MAX: 83.7%                      WTD. AVERAGE: 67.9%
-----------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)
--------------------------------------------------------------------------------

                                                          % OF
        RANGE OF           NUMBER OF   AGGREGATE        INITIAL     % OF      % OF
  MATURITY DATE OR ARD     MORTGAGE   CUT-OFF DATE        POOL    GROUP 1   GROUP 2
     LTV RATIOS (%)          LOANS     BALANCE         BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------

0.00 - 5.00 .............        2   $    9,297,388       0.5%      0.6%      0.0%
30.01 - 40.00 ...........        2       13,250,000       0.7       0.5       1.4
40.01 - 50.00 ...........        7      403,036,326      20.1      23.6       1.7
50.01 - 55.00 ...........        8       33,228,249       1.7       1.1       4.8
55.01 - 60.00 ...........       11       96,535,839       4.8       4.8       4.7
60.01 - 65.00 ...........       27      444,500,649      22.2      22.0      23.4
65.01 - 70.00 ...........       33      394,076,173      19.7      16.7      35.9
70.01 - 75.00 ...........       25      561,359,000      28.0      28.5      25.6
75.01 - 80.00 ...........        4       46,640,000       2.3       2.3       2.6
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN:38.0%(3)                 MAX: 79.5%                      WTD. AVERAGE: 62.4%
-----------------------------------------------------------------------------------

(1)   For purposes of determining the debt service coverage ratio for 3 Mortgage
      Loans (loan numbers 12, 44 and 58), representing 2.8% of the Cut-Off Date
      Pool Balance (2 Mortgage Loans in Loan Group 1 or 2.6% of the Cut-Off Date
      Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 3.8% of the Cut-Off
      Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(2)   With respect to 2 Mortgage Loans (loan numbers 7 and 53), representing approximately 3.1% of the Cut-Off Date Pool Balance (1 Mortgage Loan in
      Loan Group 1 or 3.1% of the Cut-Off Date Group 1 Balance and 1 Mortgage
      Loan in Loan Group 2 or 3.0% of the Cut-Off Date Group 2 Balance), the
      appraised value for the Mortgaged Property is based on an "as stabilized"
      basis.

(3)   Excludes fully amortizing loans.

      The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                     JPMORGAN

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

        RANGE OF           NUMBER OF   AGGREGATE
    ORIGINAL TERM TO       MORTGAGE   CUT-OFF DATE       % OF     % OF      % OF
MATURITY OR ARD (MONTHS)     LOANS      BALANCE          POOL    GROUP 1   GROUP 2
-----------------------------------------------------------------------------------

0 - 60 ..................        5   $  363,723,251      18.2%     21.5%      0.5%
61 - 84 .................        2       16,500,000       0.8       0.4       3.0
109 - 120 ...............      111    1,616,450,374      80.7      77.8      96.5
229 - 240 ...............        1        5,250,000       0.3       0.3       0.0
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: 60                      MAX: 240                        WTD. AVERAGE: 109
-----------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM
--------------------------------------------------------------------------------

        RANGE OF           NUMBER OF   AGGREGATE
  ORIGINAL AMORTIZATION    MORTGAGE   CUT-OFF DATE       % OF     % OF      % OF
     TERMS (MONTHS)          LOANS     BALANCE           POOL    GROUP 1   GROUP 2
-----------------------------------------------------------------------------------

85 - 120 ................        1   $    4,047,388       0.2%      0.2%      0.0%
229 - 264 ...............        2        9,500,000       0.5       0.3       1.4
265 - 300 ...............       12      164,917,797       8.2       9.8       0.0
301 - 348 ...............        2       60,910,000       3.0       3.6       0.0
349 - 360 ...............       91    1,179,060,439      58.9      51.5      98.6
Varies ..................        1       71,700,000       3.6       4.2       0.0
Non-Amortizing ..........       10      511,788,000      25.6      30.3       0.0
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: 120*                    MAX: 360                        WTD. AVERAGE: 350*
-----------------------------------------------------------------------------------

*     Excludes the non-amortizing loans and loans that vary.

ORIGINAL INTEREST-ONLY TERM
--------------------------------------------------------------------------------

        RANGE OF           NUMBER OF   AGGREGATE
  INTEREST-ONLY PERIODS    MORTGAGE   CUT-OFF DATE       % OF     % OF      % OF
        (MONTHS)             LOANS      BALANCE          POOL    GROUP 1   GROUP 2
-----------------------------------------------------------------------------------

Amortizing - No Partial
  Interest-Only Period ..       40   $  319,386,624      16.0%     15.0%     20.9%
Partial Interest-Only -
  Amortizing ............       69    1,170,749,000      58.5      54.6      79.1
  1 to 12 ...............        3       96,200,000       4.8       5.7       0.0
  13 to 24 ..............       11       93,900,000       4.7       4.9       3.8
  25 to 36 ..............       16      144,082,000       7.2       4.8      20.0
  37 to 48 ..............        4       43,405,000       2.2       0.0      13.8
  49 to 60 ..............       31      663,580,000      33.1      32.4      37.0
  61 to 72 ..............        1       24,290,000       1.2       1.4       0.0
  73 to 84 ..............        3      105,292,000       5.3       5.4       4.5
Non-Amortizing ..........       10      511,788,000      25.6      30.3       0.0
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: 6                       MAX: 84*                        WTD. AVERAGE: 51*
-----------------------------------------------------------------------------------

*     Partial interest-only period - excludes non-amortizing loans and amortizing loans that do not benefit from a partial interest-only period.

SEASONING
--------------------------------------------------------------------------------

                           NUMBER OF   AGGREGATE
                           MORTGAGE   CUT-OFF DATE       % OF     % OF      % OF
   SEASONING (MONTHS)        LOANS      BALANCE          POOL    GROUP 1   GROUP 2
-----------------------------------------------------------------------------------

0 - 12...................      119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: 0                       MAX:5                           WTD. AVERAGE: 1
-----------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

        RANGE OF           NUMBER OF   AGGREGATE
   REMAINING TERMS TO      MORTGAGE   CUT-OFF DATE       % OF     % OF      % OF
MATURITY OR ARD (MONTHS)     LOANS      BALANCE          POOL    GROUP 1   GROUP 2
-----------------------------------------------------------------------------------

0 - 60 ..................        5   $  363,723,251      18.2%     21.5%      0.5%
61 - 84 .................        2       16,500,000       0.8       0.4       3.0
109 - 120 ...............      111    1,616,450,374      80.7      77.8      96.5
229 - 240 ...............        1        5,250,000       0.3       0.3       0.0
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: 59                      MAX: 240                        WTD. AVERAGE: 108
-----------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM
--------------------------------------------------------------------------------

        RANGE OF           NUMBER OF   AGGREGATE
 REMAINING AMORTIZATION    MORTGAGE   CUT-OFF DATE       % OF     % OF      % OF
     TERMS (MONTHS)          LOANS      BALANCE          POOL    GROUP 1   GROUP 2
-----------------------------------------------------------------------------------

85 - 120 ................        1   $    4,047,388       0.2%      0.2%      0.0%
229 - 264 ...............        2        9,500,000       0.5       0.3       1.4
265 - 300 ...............       12      164,917,797       8.2       9.8       0.0
301 - 348 ...............        2       60,910,000       3.0       3.6       0.0
349 - 360 ...............       91    1,179,060,439      58.9      51.5      98.6
Varies ..................        1       71,700,000       3.6       4.2       0.0
Non-Amortizing ..........       10      511,788,000      25.6      30.3       0.0
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------
MIN: 118*                    MAX: 360                        WTD. AVERAGE: 350*
-----------------------------------------------------------------------------------

*     Excludes the non-amortizing loans and loans that vary.

PREPAYMENT PROVISIONS SUMMARY
--------------------------------------------------------------------------------

                           NUMBER OF   AGGREGATE
                           MORTGAGE   CUT-OFF DATE       % OF     % OF      % OF
  PREPAYMENT PROVISIONS      LOANS      BALANCE          POOL    GROUP 1   GROUP 2
-----------------------------------------------------------------------------------

Lockout/Defeasance/Open .       93   $1,260,429,960      63.0%     57.6%     91.6%
Yield Maintenance/
Defeasance/Open .........        1      335,000,000      16.7      19.9         0
Lockout/Defeasance or
   Yield Maintenance/Open       14      237,290,000      11.9      14.1         0
Lockout/Yield
   Maintenance/Open .....        7      129,623,664       6.5       7.2       2.5
Lockout/Defeasance/
   Prepayment Premium/
   Open .................        2       20,980,000         1       1.2         0
Yield Maintenance/Open ..        2       18,600,000       0.9         0       5.9
-----------------------------------------------------------------------------------
                               119   $2,001,923,624     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------

SHADOW RATED LOANS
--------------------------------------------------------------------------------

                                              % OF     % OF
                          LOAN        % OF    GROUP    GROUP
      LOAN NAME          AMOUNT       POOL      1        2      S&P    MOODY'S
------------------------------------------------------------------------------

Grande Lakes Resort
   Pool ...........   $335,000,000     16.7%   19.9%      0.0%  BBB     Baa2
Branmar Shopping
   Center .........     16,700,000      0.8     1.0       0.0   AA-     Baa3
------------------------------------------------------------------------------
                      $351,700,000     17.6%   20.8%      0.0%
------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                     JPMORGAN

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS

       PREPAYMENT RESTRICTION               MAR-06      MAR-07      MAR-08      MAR-09      MAR-10      MAR-11
----------------------------------------  ---------   ---------   ---------   ---------   ---------   ---------

Locked Out .............................      82.34%      82.29%      10.24%       3.73%       1.19%       0.00%
Defeasance .............................       0.00%       0.00%      72.69%      78.44%      80.56%      75.21%
Yield Maintenance ......................      17.66%      17.71%      17.07%      17.83%      18.26%      23.94%
Prepayment Premium .....................       0.00%       0.00%       0.00%       0.00%       0.00%       0.86%
Open ...................................       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
---------------------------------------------------------------------------------------------------------------
Total ..................................     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
---------------------------------------------------------------------------------------------------------------
Mortgage Pool Balance
    Outstanding (in millions) ..........  $2,001.92   $1,997.07   $1,991.33   $1,983.91   $1,974.31   $1,600.88
---------------------------------------------------------------------------------------------------------------
% of Initial Pool Balance ..............     100.00%      99.76%      99.47%      99.10%      98.62%      79.97%
---------------------------------------------------------------------------------------------------------------

       PREPAYMENT RESTRICTION               MAR-12      MAR-13      MAR-14      MAR-15      MAR-16
----------------------------------------  ---------   ---------   ---------   ---------   ---------

Locked Out .............................       0.00%       0.00%       0.00%       0.00%       0.00%
Defeasance .............................      75.14%      74.39%      74.29%      74.19%       2.78%
Yield Maintenance ......................      24.01%      24.31%      24.10%      24.21%       0.00%
Prepayment Premium .....................       0.86%       1.30%       1.30%       1.30%       0.00%
Open ...................................       0.00%       0.00%       0.30%       0.30%      97.22%
---------------------------------------------------------------------------------------------------
Total ..................................     100.00%     100.00%     100.00%     100.00%     100.00%
---------------------------------------------------------------------------------------------------
Mortgage Pool Balance
    Outstanding (in millions) ..........  $1,582.07   $1,545.65   $1,522.51   $1,498.00   $  122.70
---------------------------------------------------------------------------------------------------
% of Initial Pool Balance ..............      79.03%      77.21%      76.05%      74.83%       6.13%
---------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

(2)   Based on the assumptions set forth in footnote (1) above, after March
      2016, the outstanding loan balances represent less than 6.13% of the
      Cut-Off Date Pool Balance.

(3)   Assumes yield maintenance for each Mortgage Loan with the option to defease or prepay with a Yield Maintenance Charge.

(4)   Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                      CREDIT SUISSE                     JPMORGAN

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS

PREPAYMENT RESTRICTION                       MAR-06      MAR-07      MAR-08      MAR-09       MAR-10      MAR-11
------------------------------------------  ---------   ---------   ---------   ---------   ---------   ---------

Locked Out ...............................      80.15%      80.10%       8.21%       2.16%       1.26%       0.00%
Defeasance ...............................       0.00%       0.00%      72.65%      77.80%      78.51%      71.37%
Yield Maintenance ........................      19.85%      19.90%      19.14%      20.03%      20.23%      27.57%
Prepayment Premium .......................       0.00%       0.00%       0.00%       0.00%       0.00%       1.06%
Open .....................................       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
-----------------------------------------------------------------------------------------------------------------
Total ....................................     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
-----------------------------------------------------------------------------------------------------------------
Group 1 Balance
    Outstanding (in millions) ............  $1,687.58   $1,683.60   $1,678.81   $1,672.65   $1,665.08   $1,295.83
-----------------------------------------------------------------------------------------------------------------
% of Initial Group 1 Balance .............     100.00%      99.76%      99.48%      99.12%      98.67%      76.79%
-----------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION                        MAR-12      MAR-13      MAR-14       MAR-15      MAR-16
------------------------------------------  ---------   ---------   ---------   ---------   ---------

Locked Out ...............................       0.00%       0.00%       0.00%       0.00%       0.00%
Defeasance ...............................      71.29%      70.53%      70.42%      70.30%      11.53%
Yield Maintenance ........................      27.65%      27.88%      27.98%      28.10%       0.00%
Prepayment Premium .......................       1.06%       1.60%       1.60%       1.59%       0.00%
Open .....................................       0.00%       0.00%       0.00%       0.00%      88.47%
-----------------------------------------------------------------------------------------------------
Total ....................................     100.00%     100.00%     100.00%     100.00%     100.00%
-----------------------------------------------------------------------------------------------------
Group 1 Balance
    Outstanding (in millions) ............  $1,281.07   $1,257.91   $1,239.45   $1,219.90   $   29.61
-----------------------------------------------------------------------------------------------------
% of Initial Group 1 Balance .............      75.91%      74.54%      73.45%      72.29%       1.75%
-----------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

(2)   Based on the assumptions set forth in footnote (1) above, after March
      2016, the outstanding loan balances represent less than 1.75% of the
      Cut-Off Date Group 1 Balance.

(3)   Assumes yield maintenance for each Mortgage Loan with the option to defease or prepay with a Yield Maintenance Charge.

(4)   Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                        CREDIT SUISSE                 JPMORGAN

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS

       PREPAYMENT RESTRICTION                MAR-06      MAR-07     MAR-08     MAR-09     MAR-10     MAR-11
------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------

Locked Out ...............................    94.08%     94.07%     21.14%     12.15%      0.81%      0.00%
Defeasance ...............................     0.00%      0.00%     72.90%     81.88%     91.56%     91.50%
Yield Maintenance ........................     5.92%      5.93%      5.95%      5.98%      7.63%      8.50%
Prepayment Premium .......................     0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Open .....................................     0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
-----------------------------------------------------------------------------------------------------------
Total ....................................   100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
-----------------------------------------------------------------------------------------------------------
Group 2 Balance
    Outstanding (in millions) ............  $314.34    $313.46    $312.52    $311.26    $309.23    $305.05
-----------------------------------------------------------------------------------------------------------
% of Initial Group 2 Balance .............   100.00%     99.72%     99.42%     99.02%     98.37%     97.04%
-----------------------------------------------------------------------------------------------------------

       PREPAYMENT RESTRICTION                MAR-12      MAR-13     MAR-14     MAR-15     MAR-16
------------------------------------------  ---------  ---------  ---------  ---------  ---------

Locked Out ...............................     0.00%      0.00%      0.00%      0.00%      0.00%
Defeasance ...............................    91.51%     91.25%     91.25%     91.25%      0.00%
Yield Maintenance ........................     8.49%      8.75%      7.12%      7.12%      0.00%
Prepayment Premium .......................     0.00%      0.00%      0.00%      0.00%      0.00%
Open .....................................     0.00%      0.00%      1.63%      1.62%    100.00%
------------------------------------------------------------------------------------------------
Total ....................................   100.00%    100.00%    100.00%    100.00%    100.00%
------------------------------------------------------------------------------------------------
Group 2 Balance
    Outstanding (in millions) ............  $301.01    $287.74    $283.06    $278.10    $ 93.08
------------------------------------------------------------------------------------------------
% of Initial Group 2 Balance .............    95.76%     91.54%     90.05%     88.47%     29.61%
------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

(2)   Based on the assumptions set forth in footnote (1) above, after March
      2016, the outstanding loan balances represent less than 29.61% of the
      Cut-Off Date Group 2 Balance.

(3)   Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                        CREDIT SUISSE                   JPMORGAN

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

                        TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                         NUMBER OF
                                          MORTGAGE                                 % OF       % OF
                              MORTGAGE    LOANS /                                 INITIAL    INITIAL
                                LOAN     MORTGAGED     LOAN      CUT-OFF DATE      POOL       GROUP
         LOAN NAME             SELLER    PROPERTIES   GROUP         BALANCE       BALANCE    BALANCE
----------------------------  --------   ----------   ------    ---------------   -------    -------

Grande Lakes Resort
  Pool......................  Wachovia      1/2          1      $   335,000,000      16.7%      19.9%
Regency Portfolio...........  Wachovia     13/13         1          213,000,000      10.6       12.6%
1818 Market Street..........  Wachovia      1/1          1          122,000,000       6.1        7.2%
Forum at Peachtree
  Parkway...................  Wachovia      1/1          1           84,000,000       4.2        5.0%
Marriott -- Melville, NY....  Wachovia      1/1          1           80,066,910       4.0        4.7%
TJX Distribution Center.....  Wachovia      1/1          1           71,700,000       3.6        4.2%

Dobie Center................  Wachovia      1/1          1           54,400,000       2.7        3.2%
Doubletree Hotel -- Santa
  Monica, CA................  Wachovia      1/1          1           53,000,000       2.6        3.1%
Bank of America --
  Pasadena, CA..............  Wachovia      1/1          1           50,000,000       2.5        3.0%
Marriott Del Mar............  Wachovia      1/1          1           48,000,000       2.4        2.8%
                                         -------                ---------------   -------
                                           22/23                $ 1,111,166,910      55.5%
                                         =======                ===============   =======

Archon Portfolio............  Wachovia      2/2       Both(3)   $    45,900,000       2.3%    Both(3)
Torrance Crossroads.........  Wachovia      1/1          1           38,250,000       1.9        2.3%
Woodbridge Hilton Pool......   Artesia      1/2          1           36,000,000       1.8        2.1%
Grandeville on Saxon........  Wachovia      1/1          2           28,118,000       1.4        8.9%
Campus Lodge
  Apartments................   Artesia      1/1          2           28,000,000       1.4        8.9%
Midwest Expansion
  Portfolio.................  Wachovia      3/3          1           27,125,000       1.4        1.6%
Court Street................    Nomura      1/1          1           25,500,000       1.3        1.5%
Park Plaza II...............  Wachovia      1/1          1           24,290,000       1.2        1.4%
Mission Springs
  Apartments................  Wachovia      1/1          2           21,400,000       1.1        6.8%
Canterbury Shopping
  Center....................  Wachovia      1/1          1           21,250,000       1.1        1.3%
                                         -------                ---------------   -------
                                           13/14                $  295,833,000       14.8%
                                         =======                ===============   =======
                                           35/37                $ 1,406,999,910      70.3%
                                         =======                ===============   =======

                                                              LOAN
                                                            BALANCE                  CUT-OFF         LTV        WEIGHTED
                                                            PER SF/      WEIGHTED      DATE        RATIO AT     AVERAGE
                                        PROPERTY             UNIT/       AVERAGE       LTV         MATURITY     MORTGAGE
         LOAN NAME                        TYPE              ROOM/BED     DSCR(1)     RATIO(2)     OR ARD(2)       RATE
----------------------------  ----------------------------  --------     --------    --------     ---------     --------

Grande Lakes Resort
  Pool......................  Hospitality - Full Service    $211,757      3.01x       44.0%         44.0%        5.710%
Regency Portfolio...........  Retail - Anchored             $    116      1.21x       75.1%         70.1%        5.810%
1818 Market Street..........  Office - CBD                  $    124      1.21x       78.2%         73.1%        5.946%
Forum at Peachtree
  Parkway...................  Retail - Anchored             $    216      1.61x       64.1%         64.1%        5.690%
Marriott -- Melville, NY....  Hospitality -- Full Service   $216,983      1.47x       75.2%         63.3%        5.670%
TJX Distribution Center.....  Industrial -- Warehouse       $     71      1.31x       78.8%         71.9%        5.570%
                              Multifamily -- Student
Dobie Center................  Housing                       $ 55,795      1.38x       79.9%         72.1%        5.590%
Doubletree Hotel -- Santa
  Monica, CA................  Hospitality -- Full Service   $209,486      1.30x       69.8%         65.8%        5.510%
Bank of America --
  Pasadena, CA..............  Office -- Suburban            $    145      1.01x       74.6%         74.6%        5.930%
Marriott Del Mar............  Hospitality -- Full Service   $169,014      1.30x       69.7%         64.9%        5.690%
                                                                          1.82X       65.3%         61.7%        5.735%

Archon Portfolio............  Multifamily -- Conventional   $ 46,084      1.26x       71.8%         67.1%        5.902%
Torrance Crossroads.........  Retail -- Anchored            $    285      1.20x       69.7%         66.9%        5.520%
Woodbridge Hilton Pool......  Hospitality and Office         Various(4)   1.40x       55.0%         49.6%        5.900%
Grandeville on Saxon........  Multifamily -- Conventional   $ 88,981      1.29x       73.5%         66.0%        5.650%
Campus Lodge                  Multifamily -- Student
  Apartments................  Housing                       $ 97,222      1.27x       70.0%         62.7%        5.550%
Midwest Expansion
  Portfolio.................  Retail -- Various             $    174      1.26x       75.1%         67.8%        5.863%
Court Street................  Retail -- Unanchored          $    386      1.30x       79.5%         79.5%        5.710%
Park Plaza II...............  Office -- Suburban            $    196      1.23x       70.0%         66.2%        5.530%
Mission Springs
  Apartments................  Multifamily -- Conventional   $ 48,198      1.20x       77.3%         72.2%        5.890%
Canterbury Shopping
  Center....................  Retail -- Anchored            $     81      1.29x       77.3%         68.9%        5.340%
                                                                          1.27X       71.1%         66.0%        5.703%

                                                                          1.70X       66.5%         62.6%        5.729%

____________________
(1)   With respect to the Woodbridge Hilton Pool Loan (loan number 12), the debt service coverage ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(2)   With respect to the Doubletree Hotel - Santa Monica, CA Loan (loan number
      7), the appraised value for the Mortgaged Property is based on an "as stabilized" basis.

(3)   One (1) Mortgage Loan is in Loan Group 1, representing 1.7% of the Cut-Off
      Date Group 1 Balance, and 1 Mortgage Loan is in Loan Group 2, representing
      5.7% of the Cut-Off Date Group 2 Balance.

(4)   The Woodbridge Hilton Pool Loan is secured by 1 hospitality property and 1 office property. Based on the allocated loan amount by appraised value for each individual Mortgaged Property, the Loan Balance per Room for the
      Woodbridge Hilton Hotel is $101,874, and the Loan Balance per SF for the
      Woodbridge Office Building is $128.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                       CREDIT SUISSE                  JPMORGAN

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                       CREDIT SUISSE                  JPMORGAN

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            GRANDE LAKES RESORT POOL
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            GRANDE LAKES RESORT POOL
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            GRANDE LAKES RESORT POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $335,000,000
PERCENTAGE OF CUT-OFF
DATE POOL BALANCE                                                          16.7%
NUMBER OF MORTGAGE
LOANS                                                                          1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                             CNL Hospitality Partners, LP
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.710%
MATURITY DATE                                                      March 1, 2011
AMORTIZATION TYPE                                                  Interest Only
INTEREST-ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            60 / IO
LOCKBOX                                                                      Yes
SHADOW RATING (S&P/MOODY'S)                                             BBB/Baa2

UP-FRONT RESERVES                                      None

ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                               Springing
   FF&E(1)                                        Springing

ADDITIONAL FINANCING(2)                           Mezzanine         $235,000,000

                                                                    TRUST ASSET
                                                                   ------------
CUT-OFF DATE BALANCE                                               $335,000,000
CUT-OFF DATE BALANCE/ROOM                                            $211,757
CUT-OFF DATE LTV                                                      44.0%
MATURITY DATE LTV                                                     44.0%
UW DSCR ON NCF                                                        3.01x
--------------------------------------------------------------------------------

(1)   Monthly tax,  insurance  and FF&E  reserves may be required if  sufficient reserve amounts are not collected under the property management agreement.

(2)   Future mezzanine debt is permitted  subject to, among other things:  (i) a maximum aggregate  loan-to-value  ratio of 80.0%, (ii) receipt of a rating agency no-downgrade letter and (iii) an intercreditor agreement reasonably acceptable to the mortgagee.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 2
LOCATION                                                             Orlando, FL
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                               1,582
OCCUPANCY AS OF DECEMBER 31, 2005*                                         69.9%
YEAR BUILT / YEAR RENOVATED                                            2003 / NA
APPRAISED VALUE                                                     $760,600,000
PROPERTY MANAGEMENT                                 Marriott International, Inc.
UW ECONOMIC OCCUPANCY                                                      70.7%
UW REVENUES                                                         $197,880,698
UW TOTAL EXPENSES                                                   $134,264,092
UW NET OPERATING INCOME (NOI)                                        $63,616,606
UW NET CASH FLOW (NCF)                                               $57,628,934
--------------------------------------------------------------------------------

*     Based on trailing 12 month period ending December 31, 2005.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            GRANDE LAKES RESORT POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      FACILITY SUMMARY -- THE RITZ-CARLTON
--------------------------------------------------------------------------------
GUESTROOM MIX                                                       NO. OF ROOMS
--------------------------------------------------------------------------------
KING..........................................................               193
DOUBLE DOUBLE.................................................               327
SUITES........................................................                64
                                                                         -------
         TOTAL................................................               584
                                                                         =======

MEETING SPACE*                                                       SQUARE FEET
--------------------------------------------------------------------------------
RITZ-CARLTON BALLROOM.........................................            15,696
PLAZA BALLROOM................................................             6,055
EGRET.........................................................             1,000
HERON.........................................................             1,000
BOARDROOM.....................................................               468
AMALFI........................................................             1,793
CAPRI.........................................................               856
GENOA.........................................................             2,192
NAPOLI........................................................             1,846
SIENNA........................................................             2,625
TRIESTE.......................................................               482
VERONA........................................................             1,534
                                                                         -------
         TOTAL................................................            35,547
                                                                         =======

OUTDOOR AREAS
--------------------------------------------------------------------------------
DAVINCI LAWN & TERRACE........................................            25,200
FOUNTAIN COURTYARD............................................             9,500
POOLSIDE......................................................             4,325
FAIRWAYS LAWN.................................................            20,000
CITRUS GARDEN.................................................             2,700

FOOD AND BEVERAGE
--------------------------------------------------------------------------------
NORMAN'S
VINEYARD GRILL
LOBBY LOUNGE
BLEU
VITALE
FAIRWAY'S PUB

OTHER AMENITIES
--------------------------------------------------------------------------------
RITZ-CARLTON SPA
TWO OUTDOOR SWIMMING POOLS
BUSINESS CENTER
BOCCE BALL COURT
CLUB LEVEL
RITZ KIDS PROGRAM
18-HOL, 72-PAR GREG NORMAN CHAMPIONSHIP GOLF COURSE
--------------------------------------------------------------------------------

*     In addition, a 29,000 SF ballroom is currently under construction.

--------------------------------------------------------------------------------
                         FACILITY SUMMARY -- JW MARRIOTT
--------------------------------------------------------------------------------
GUESTROOM MIX                                                       NO. OF ROOMS
--------------------------------------------------------------------------------
KING..........................................................               510
DOUBLE DOUBLE.................................................               428
SUITES........................................................                60
                                                                         -------
         TOTAL................................................               998
                                                                         =======

MEETING SPACE                                                        SQUARE FEET
--------------------------------------------------------------------------------
MEDITERRANEAN BALLROOM........................................            29,666
PALAZZO BALLROOM..............................................            19,984
LA SERENA BOARDROOM...........................................               762
MILAGRO BOARDROOM.............................................               670
CORDOVA.......................................................             5,339
AMARANTE......................................................             2,352
MARBELLA......................................................             3,675
DEL LAGO......................................................             3,283
SEGURA........................................................             5,590
COQUINA EXHIBIT HALL..........................................            28,800
                                                                         -------
        TOTAL.................................................           100,121
                                                                         =======

INDOOR/OUTDOOR AREAS
--------------------------------------------------------------------------------
PREFUNCTION AREAS.............................................            30,466
FAIRWAYS LAWN.................................................            20,000
VALENCIA LAWN & TERRACE.......................................            19,600
POOL DECK.....................................................            18,225
CITRUS GARDEN.................................................             2,700
VESTIBULES....................................................               406
PRIVATE OFFICE................................................               186

FOOD AND BEVERAGE
--------------------------------------------------------------------------------
PRIMO
CITRON
THE LOBBY LOUNGE
QUENCH
STARBUCKS

OTHER AMENITIES
--------------------------------------------------------------------------------
RITZ-CARLTON SPA
ACCESS TO THE RITZ-CARLTON
BUSINESS CENTER
RETAIL OUTLETS
LAZY RIVER OUTDOOR HEATED SWIMMING POOL
VOLLEYBALL COURT
TENNIS COURTS
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            GRANDE LAKES RESORT POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                         GRANDE LAKES RESORT POOL FINANCIAL PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------
                                                             2004 YE          2005 YE       UNDERWRITTEN
--------------------------------------------------------------------------------------------------------

REVENUE
  Occupancy...........................................            63.8%            68.6%            70.7%
  ADR.................................................            $201             $221             $243
  RevPAR..............................................            $128             $152             $172

  Total Revenue.......................................    $156,075,867     $183,013,373     $197,880,698
  Total Department Expenses...........................      75,090,176       80,345,458       83,331,586
                                                          ------------     ------------     ------------

GROSS OPERATING PROFIT................................     $80,985,691     $102,667,915     $114,549,112
  Total Undistributed Expenses........................      39,241,695       41,854,965       41,439,344
                                                          ------------     ------------     ------------

PROFIT BEFORE FIXED CHARGES...........................     $41,743,996      $60,812,950      $73,109,768
  Total Fixed Charges.................................       9,972,886        8,630,020        9,493,162
                                                          ------------     ------------     ------------

NET OPERATING INCOME..................................     $31,771,110      $52,182,930      $63,616,606
  Replacement Reserves................................       2,320,202        4,422,011        5,987,673
                                                          ------------     ------------     ------------

NET CASH FLOW.........................................     $29,450,908      $47,760,919      $57,628,933
                                                          ============     ============     ============
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                        GRANDE LAKES RESORT POOL COMPETITIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                                                             ESTIMATED 2005*
                                                ----------------------------------------------------------------------------
                                    NUMBER OF                                         OCCUPANCY        ADR         REVPAR
PROPERTY                              ROOMS     OCCUPANCY      ADR        REVPAR     PENETRATION   PENETRATION   PENETRATION
----------------------------------------------------------------------------------------------------------------------------

MORTGAGED PROPERTIES
 The Ritz-Carlton.................      584        66%       $266.66      $175.56       91.8%         145.6%       133.6%
 JW Marriott......................      998        71%       $196.52      $138.58       98.3%         107.3%       105.5%
COMPETITOR PROPERTIES
 Omni Orlando Resort..............      730        63%       $147.00      $ 91.92       87.2%          80.3%        70.0%
 Westin WDW Swan..................      758        81%       $174.00      $140.94      112.9%          95.0%       107.3%
 Sheraton WDW Dolphin.............    1,509        78%       $170.00      $132.60      108.7%          92.8%       100.9%
 Marriott World Center............    2,000        65%       $163.00      $105.95       90.6%          89.0%        80.6%
 Gaylord Palms Resort.............    1,406        74%       $170.00      $125.80      103.1%          92.8%        95.7%
 Hyatt Regency Grand Cypress......      750        63%       $202.00      $127.26       87.8%         110.3%        96.9%
 Loews Portofino Bay..............      750        77%       $221.00      $170.17      107.3%         120.7%       129.5%
 Loews Royal Pacific..............    1,000        83%       $177.00      $146.91      115.7%          96.6%       111.8%
 The Peabody......................      891        68%       $200.00      $136.00       94.8%         109.2%       103.5%
                                     ------
 TOTAL/AVERAGE....................   11,376      71.7%       $183.14      $131.40      100.0%         100.0%       100.0%
                                     ======
----------------------------------------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield Appraisals with respect to The
      Ritz-Carlton and the JW Marriott, each with a valuation date of February
      1, 2006, and January 1, 2006, respectively.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            GRANDE LAKES RESORT POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                           FINANCIAL PERFORMANCE SUMMARY -- THE RITZ-CARLTON
--------------------------------------------------------------------------------------------------------
                                                             2004 YE          2005 YE       UNDERWRITTEN
--------------------------------------------------------------------------------------------------------

REVENUE
  Occupancy...........................................            60.8%            65.7%            67.5%
  ADR.................................................            $240             $267             $296
  RevPAR..............................................            $146             $175             $200
  Total Revenue.......................................     $70,463,411      $81,913,413      $88,799,929
  Total Department Expenses...........................      36,373,446       39,478,936       41,104,517
                                                           -----------     ------------     ------------

GROSS OPERATING PROFIT................................     $34,089,965      $42,434,477      $47,695,412
  Total Undistributed Expenses........................      17,963,933       18,792,318       18,491,286
                                                           -----------     ------------     ------------

PROFIT BEFORE FIXED CHARGES...........................     $16,126,032      $23,642,159      $29,204,126
  Total Fixed Charges.................................       4,988,993        4,085,839        4,368,979
                                                           -----------     ------------     ------------

NET OPERATING INCOME..................................     $11,137,039      $19,556,320      $24,835,147
  Replacement Reserves................................       1,086,650        1,996,774        2,726,158
                                                           -----------     ------------     ------------

NET CASH FLOW.........................................     $10,050,389      $17,559,546      $22,108,990
                                                           ===========     ============     ============
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                               FINANCIAL PERFORMANCE SUMMARY -- JW MARRIOTT
--------------------------------------------------------------------------------------------------------
                                                             2004 YE          2005 YE       UNDERWRITTEN
--------------------------------------------------------------------------------------------------------

REVENUE
  Occupancy...........................................            65.6%            70.3%            72.5%
  ADR.................................................            $180             $197             $215
  RevPAR..............................................            $118             $138             $156
  Total Revenue.......................................     $85,612,456     $101,099,960     $109,080,769
  Total Department Expenses...........................      38,716,730       40,866,522       42,227,069
                                                           -----------     ------------     ------------

GROSS OPERATING PROFIT................................     $46,895,726      $60,233,438      $66,853,700
  Total Undistributed Expenses........................      21,277,762       23,062,647       22,948,058
                                                           -----------     ------------     ------------

PROFIT BEFORE FIXED CHARGES...........................     $25,617,964      $37,170,791      $43,905,642
  Total Fixed Charges.................................       4,983,893        4,544,181        5,124,183
                                                           -----------     ------------     ------------

NET OPERATING INCOME..................................     $20,634,071      $32,626,610      $38,781,459
  Replacement Reserves................................       1,233,552        2,425,237        3,261,515
                                                           -----------     ------------     ------------

NET CASH FLOW.........................................     $19,400,519      $30,201,373      $35,519,944
                                                           ===========     ============     ============
--------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            GRANDE LAKES RESORT POOL
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Grande Lakes Resort Pool Loan") is
      secured by a first mortgage encumbering two full-service luxury hotels,
      The Ritz-Carlton and JW Marriott, a 40,000 square foot spa and an 18-hole
      Greg Norman-designed championship golf course, located in Orlando,
      Florida. The Grande Lakes Resort Pool Loan represents approximately 16.7%
      of the Cut-Off Date Pool Balance. The Grande Lakes Resort Pool Loan was
      originated on February 24, 2006, and has a principal balance as of the
      Cut-Off Date of $335,000,000.

      The Grande Lakes Resort Pool Loan has a remaining term of 60 months and matures on March 1, 2011. The Grande Lakes Resort Pool Loan may be prepaid during the first two years of the Grande Lakes Resort Pool Loan term with the payment of a yield maintenance charge and, thereafter permits defeasance with United States government obligations. The Grande Lakes
      Resort Pool Loan may be prepaid without penalty on or after December 1,
      2010.

      For more information regarding the Grande Lakes Resort Pool Loan, see
      "DESCRIPTION OF THE MORTGAGE POOL-- Twenty Largest Mortgage Loans--Grande
      Lakes Resort Pool Loan" in the Prospectus Supplement.

o     THE BORROWER. The borrower is CNL GL Resort, LP, a special purpose entity.
      Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Grande Lakes Resort Pool Loan. The sponsor is CNL Hospitality Partners, LP ("CNL"). CNL owns and operates 94 hotels and resorts (approximately 27,000 rooms) across North America, including the Grand Wailea Resort Hotel & Spa in Waikea, Hawaii, the
      Arizona Biltmore Resort & Spa in Phoenix, Arizona and the La Quinta Resort
      & Club in La Quinta, California.

o     THE PROPERTIES. The Ritz-Carlton, Grande Lakes ("The Ritz-Carlton") is a
      AAA Four-Diamond, full-service hotel, containing 584 rooms. With the addition of a planned 29,000 square foot ballroom, which is currently under construction, The Ritz-Carlton will feature approximately 64,547 square feet of flexible meeting space. The Mortgaged Property offers the
      Ritz Kids children's program, concierge services and several dining options including the award-winning Norman's restaurant, as well as an
      18-hole Greg Norman-designed championship golf course and an approximately
      40,000 square foot spa, offering a private lap pool and state-of-the-art
      Wellness Center. Based upon the 12-month period ending December 31, 2005, the occupancy rate for The Ritz-Carlton was approximately 67.1%.

      The JW Marriott, Grande Lakes ("JW Marriott") is a AAA Four-Diamond,
      full-service hotel, containing 998 rooms, approximately 100,000 square feet of flexible meeting space, a winding lazy river, outdoor heated pool, hydrotherapy pools, three tennis courts and several dining choices, including the Primo Restaurant. Based upon the trailing 12-month period ending December 31, 2005, the occupancy rate for the JW Marriott was approximately 71.5%.

o     LOCKBOX ACCOUNT. All revenue with respect to the Mortgaged Property will be deposited into a mortgagee-designated lockbox account.

o     MEZZANINE DEBT. Four (4) mezzanine loans with an aggregate original loan amount of $235,000,000 were originated on February 24, 2006. The mezzanine loans are not assets of the Trust Fund and are secured by a pledge of the equity interests in the borrower.

o     PARTIAL RELEASE. Either Mortgaged Property may be released from the lien of the Grande Lakes Resort Pool Loan so long as, among other things: (i)
      no event of default has occurred and is continuing, (ii) the mortgagee receives an amount equal to the greater of (a) 120% of the allocated loan amount (set forth in the related mortgage loan documents) or (b) an amount such that the Debt Yield immediately following the release is at least
      8.50%. "Debt Yield" means the net operating income for the Mortgaged
      Properties over the 12 months preceding the calculation less any required
      FF&E amounts divided by the sum of (a) the outstanding principal balance of the Grande Lakes Resort Pool Loan and (b) the outstanding balance of any subordinate or mezzanine financing.

o     MANAGEMENT. Marriott International, Inc. ("Marriott") is the property manager for the Mortgaged Properties securing the Grande Lakes Resort Pool
      Loan. Marriott is a worldwide hospitality company with more than 2,700 lodging properties located in the United States and 65 other countries and territories.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLERS                          Wachovia (as to a 51.8% interest)
                                               JPMorgan (as to a 48.2% interest)
CUT-OFF DATE BALANCE                                                $213,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    10.6%
NUMBER OF MORTGAGE LOANS                                                      13
LOAN PURPOSE                                                         Acquisition
SPONSORS                                Regency Realty Group, Inc. and Macquarie
                                                  Countrywide Trust of Australia
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.810%
MATURITY DATE                                                     March 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES                                      None

ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                               Springing
   REPLACEMENT(2)                                 Springing
   TI/LC(3)                                       Springing

ADDITIONAL FINANCING(4)                                                     None

                                                                    TRUST ASSET
                                                                    ------------
CUT-OFF DATE BALANCE                                                $213,000,000
CUT-OFF DATE BALANCE/SF                                                 $116
CUT-OFF DATE LTV                                                       75.1%
MATURITY DATE LTV                                                      70.1%
UW DSCR ON NCF                                                         1.21x
--------------------------------------------------------------------------------

(1)   Upon an event of default under the related Mortgage Loan documents, monthly tax and insurance reserves will be required.

(2)   If a Regency Portfolio Loan is assumed, a monthly replacement reserve will be required.

(3)   If a Regency Portfolio Loan is assumed, a monthly TI/LC reserve will be required.

(4)   Future mezzanine debt is permitted subject to, among other things: (i) a maximum aggregate loan-to-value ratio of 85.0%, (ii) a minimum aggregate debt service coverage ratio of 1.15x 12 months prior to and after mezzanine loan origination, (iii) receipt of a rating agency no-downgrade letter and (iv) an intercreditor agreement reasonably acceptable to the mortgagee.

--------------------------------------------------------------------------------
                                  PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                13
LOCATION                                                                 Various
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                              1,841,832
OCCUPANCY AS OF VARIOUS*                                                   95.0%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $283,700,000
PROPERTY MANAGEMENT                                   Regency Realty Group, Inc.
UW ECONOMIC OCCUPANCY                                                      92.4%
UW REVENUES                                                          $27,612,684
UW TOTAL EXPENSES                                                     $7,954,992
UW NET OPERATING INCOME (NOI)                                        $19,657,692
UW NET CASH FLOW (NCF)                                               $18,106,390
--------------------------------------------------------------------------------

*     For a detailed description of occupancy dates see Regency Portfolio
      Summary. Occupancy calculations include space that has been leased but the related tenant has not taken occupancy.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                               REGENCY PORTFOLIO SUMMARY
------------------------------------------------------------------------------------------------------------------------
                                                                                                               ALLOCATED
                                                              ALLOCATED                                         CUT-OFF
                                                               CUT-OFF                               NET         DATE
                                          PROPERTY               DATE        YEAR BUILT /         RENTABLE      BALANCE
PROPERTY NAME                             LOCATION             BALANCE        RENOVATED           AREA (SF)     PER SF
------------------------------------------------------------------------------------------------------------------------

Granada Village
   Shopping Center...........        Granada Hills, CA       $ 42,000,000        1965               259,270*     $162
Pleasant Hill
   Shopping Center...........        Pleasant Hill, CA         30,530,000     1970/1990             233,678      $131
Civic Center Plaza
   Shopping Center...........            Niles, IL             27,050,000        1989               265,024      $102
Towamencin
   Shopping Village..........           Lansdale, PA           19,612,000        1990               122,916      $160
Shoppes of Kildaire .........             Cary, NC             19,126,000        1985               148,204      $129
Brafferton Shopping
   Center....................           Stafford, VA           12,727,000     1979/2000              94,731      $134
Newark Shopping
   Center....................            Newark, DE            11,145,000     1955/1990             183,017      $ 61
First Colony
   Marketplace...............          Sugar Land, TX          10,500,000        1993               111,675      $ 94
Greenway Town
   Center....................            Tigard, OR            10,375,000        1979                93,100      $111
Laguna Niguel Plaza .........        Laguna Niguel, CA          9,540,000        1985                41,224      $231
McHenry Commons..............           Mc Henry, IL            9,410,000     1988/1999             100,526      $ 94
Racine Shopping
   Center....................            Racine, WI             9,400,000        1988               135,827      $ 69
Westmont/Haddon
   Commons
   Shopping Center...........       Haddon Township, NJ         1,585,000     1959/1984              52,640      $ 30
                                                             ------------                         ---------
                                                             $213,000,000                         1,841,832      $116
                                                             ============                         =========
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                 CURRENT                                                       APPRAISED
                                 YE 2004        OCCUPANCY        CURRENT          UW             APPRAISED       VALUE
PROPERTY NAME                   OCCUPANCY      AS OF DATE       OCCUPANCY      OCCUPANCY           VALUE        PER SF
------------------------------------------------------------------------------------------------------------------------

Granada Village
   Shopping Center...........     98.7%        12/20/2005          99.5%         97.4%          $53,900,000      $208
Pleasant Hill
   Shopping Center...........     99.2%        12/20/2005          99.2%         97.8%           44,000,000      $188
Civic Center Plaza
   Shopping Center...........     99.0%        1/20/2006           96.5%         95.0%           34,400,000      $130
Towamencin
   Shopping Village..........     100.0%       12/20/2005         100.0%         95.0%           24,500,000      $199
Shoppes of Kildaire ...           94.6%        1/20/2006           82.2%         77.5%           26,200,000      $177
Brafferton Shopping
   Center....................     100.0%       1/20/2006           97.9%         95.0%           15,900,000      $168
Newark Shopping
   Center....................     76.7%        2/10/2006           80.3%         79.9%           17,600,000      $ 96
First Colony
   Marketplace...............     97.3%        1/20/2006           97.3%         94.4%           12,800,000      $115
Greenway Town
   Center....................     82.6%        2/10/2006          100.0%         95.0%           13,800,000      $148
Laguna Niguel Plaza ...           79.7%        2/14/2006           93.9%         92.5%           12,000,000      $291
McHenry Commons..............     95.1%        1/20/2006           94.1%         94.0%           13,300,000      $132
Racine Shopping
   Center....................     99.1%        12/20/2005          99.1%         95.0%           11,750,000      $ 87
Westmont/Haddon
   Commons
   Shopping Center...........     93.4%        1/26/2006           93.4%         85.4%            3,550,000      $ 67
                                                                                               ------------
                                  94.8%                            95.0%         92.4%         $283,700,000      $154
                                                                                               ============
------------------------------------------------------------------------------------------------------------------------

*     Includes approximately 35,000 SF to be constructed for Kohl's.

----------------------------------------------------------------------------------------------------
                          REGENCY PORTFOLIO FINANCIAL PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                                             YE 2004
                              ----------------------------------------------------------------------
                              EFFECTIVE                                       NET
                               INCOME          GROSS         TOTAL         OPERATING      NET CASH
PROPERTY NAME                    PSF           INCOME       EXPENSES         INCOME         FLOW
----------------------------------------------------------------------------------------------------

Granada Village
  Shopping Center.........     $17.20        $4,464,644    $1,328,340      $3,136,304    $ 3,084,450
Pleasant Hill Shopping
  Center..................     $16.36         3,822,814     1,415,802       2,407,012      2,383,644
Civic Center Plaza
  Shopping Center*........     $12.77         3,389,416       987,797       2,401,619      2,361,865
Towamencin Shopping
  Village.................     $19.03         2,338,624       588,742       1,749,882      1,731,445
Shoppes of Kildaire.......     $12.26         1,827,860       354,106       1,473,754      1,451,523
Brafferton Shopping
  Center..................     $13.93         1,326,351       282,904       1,043,447      1,023,076
Newark Shopping
  Center..................     $ 8.31         1,525,788       507,437       1,018,351        990,898
First Colony
  Marketplace*............     $12.84         1,434,367       454,545         979,822        963,071
Greenway Town Center
                               $11.54         1,076,258       293,170         783,088        743,986
Laguna Niguel Plaza*......     $20.51          846,696        339,172         507,524        500,104
McHenry Commons*..........     $12.52         1,263,656       327,914         935,742        904,579
Racine Shopping
  Center*.................     $10.36         1,424,572       499,928         924,644        874,388
Westmont/Haddon
  Commons
  Shopping Center*........     $ 7.35           386,703       211,069         175,634        170,370
                                            -----------    ----------     -----------    -----------
                               $13.46       $25,127,749    $7,590,926     $17,536,823    $17,183,399
                                            ===========    ==========     ===========    ===========
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                              T-6 ANNUALIZED AS OF DECEMBER 2005
                              ----------------------------------------------------------------------
                              EFFECTIVE                                       NET
                               INCOME          GROSS         TOTAL         OPERATING      NET CASH
PROPERTY NAME                    PSF           INCOME       EXPENSES         INCOME         FLOW
----------------------------------------------------------------------------------------------------

Granada Village
  Shopping Center.........      $17.08      $ 4,452,047    $1,138,029     $ 3,314,018    $ 3,262,164
Pleasant Hill Shopping
  Center..................      $17.13        4,003,375     1,330,996       2,672,379      2,649,011
Civic Center Plaza
  Shopping Center*........      $12.47        3,303,569       826,963       2,476,606      2,436,853
Towamencin Shopping
  Village.................      $19.66        2,416,214       538,461       1,877,753      1,859,316
Shoppes of Kildaire.......      $11.82        1,777,725       419,997       1,357,728      1,335,497
Brafferton Shopping
  Center..................      $12.86        1,233,171       232,846       1,000,325        986,115
Newark Shopping
  Center..................      $ 8.10        1,490,673       398,198       1,092,475      1,065,022
First Colony
  Marketplace*............      $13.46        1,503,642       483,165       1,020,477      1,003,725
Greenway Town Center
                                $12.71        1,195,471       309,822         885,649        846,547
Laguna Niguel Plaza*......      $20.39         840,849        288,323         552,526        545,105
McHenry Commons*..........      $12.56        1,285,307       341,988         943,319        912,156
Racine Shopping
  Center*.................      $10.52        1,428,715       421,594       1,007,121        956,865
Westmont/Haddon
  Commons
  Shopping Center*........      $ 8.44          444,316       271,779         172,537        167,273
                                            -----------    ----------     -----------    -----------
                                $13.63      $25,375,074    $7,002,161     $18,372,913    $18,025,649
                                            ===========    ==========     ===========    ===========
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                           UNDERWITTEN
                              ----------------------------------------------------------------------
                              EFFECTIVE                                       NET
                               INCOME          GROSS         TOTAL         OPERATING      NET CASH
PROPERTY NAME                    PSF           INCOME       EXPENSES         INCOME         FLOW
----------------------------------------------------------------------------------------------------

Granada Village
  Shopping Center.........      $19.57      $ 5,078,472    $1,314,484     $ 3,763,988    $ 3,540,373
Pleasant Hill Shopping
  Center..................      $17.74        4,145,588     1,410,606       2,734,982      2,572,667
Civic Center Plaza
  Shopping Center*........      $14.70        3,901,645     1,370,015       2,531,629      2,285,730
Towamencin Shopping
  Village.................      $18.53        2,277,399       522,050       1,755,349      1,655,142
Shoppes of Kildaire.......      $13.72        2,033,268       353,582       1,679,686      1,575,754
Brafferton Shopping
  Center..................      $15.62        1,479,975       266,241       1,213,733      1,121,991
Newark Shopping
  Center..................      $ 8.85        1,628,622       483,986       1,144,637        988,215
First Colony
  Marketplace*............      $14.27        1,594,148       602,263         991,885        936,549
Greenway Town Center
                                $13.70        1,275,032       287,425         987,607        874,871
Laguna Niguel Plaza*......      $27.45        1,132,635       293,553         839,082        808,152
McHenry Commons*..........      $12.19        1,225,341       328,664         896,678        794,183
Racine Shopping
  Center*.................      $10.44        1,417,479       458,566         958,913        815,039
Westmont/Haddon
  Commons
  Shopping Center*........      $ 8.04          423,080       263,557         159,523        137,724
                                            -----------    ----------     -----------    -----------
                                $14.99      $27,612,684    $7,954,992     $19,657,692    $18,106,390
                                            ===========    ==========     ===========    ===========
----------------------------------------------------------------------------------------------------

*     Based on trailing 7 months as of December 2005 for 2005 financial performance information.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    COMPETITIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                   PROPERTY           VACANCY                       VACANCY/RENT    MARKET
PROPERTY NAME                                      LOCATION              %           RENT PSF        AS-OF DATE    RENT PSF
---------------------------------------------------------------------------------------------------------------------------

Granada Village Shopping
   Center..................................    Granada Hills, CA          0.5%        $15.50         12/20/2005      $24.19
Pleasant Hill Shopping
   Center..................................    Pleasant Hill, CA          0.8%        $12.41         12/20/2005      $24.70
Civic Center Plaza Shopping
   Center..................................        Niles, IL              3.5%        $10.37          1/20/2006      $16.77
Towamencin Shopping
   Village.................................      Landsdale, PA            0.0%        $15.58         12/20/2005      $16.98
Shoppes of Kildaire........................        Cary, NC              17.8%        $14.45          1/20/2006      $15.07
Brafferton Shopping Center.................      Stafford, VA             2.1%        $13.94          1/20/2006          NA
Newark Shopping Center.....................       Newark, DE             19.7%        $ 9.64          2/10/2006          NA
First Colony Marketplace...................     Sugar Land, TX            2.7%        $ 9.87          1/20/2006      $13.60
Greenway Town Center.......................       Tigard, OR              0.0%        $11.96          2/10/2006      $16.81
Laguna Niguel Plaza........................    Laguna Niguel, CA          6.1%        $23.15          2/14/2006      $25.95
McHenry Commons............................      Mc Henry, IL             5.9%        $ 9.93          1/20/2006      $16.77
Racine Shopping Center.....................       Racine, WI              0.9%        $ 7.85         12/20/2005          NA
Westmont/Haddon
   Commons Shopping
   Center..................................   Haddon Township, NJ         6.6%        $ 4.99          1/26/2006      $16.98
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                  MARKET        SUB-MARKET       SUB MARKET
PROPERTY NAME                                   VACANCY %        RENT PSF        VACANCY %       AS-OF DATE
-----------------------------------------------------------------------------------------------------------

Granada Village Shopping
   Center..................................          2.9%          $27.06            1.7%          Q3 2005
Pleasant Hill Shopping
   Center..................................          2.1%          $28.10            2.3%          Q3 2005
Civic Center Plaza Shopping
   Center..................................          7.1%          $19.76            5.7%          Q3 2005
Towamencin Shopping
   Village.................................          6.9%          $18.52            5.6%          Q3 2005
Shoppes of Kildaire........................          6.4%          $15.12            4.2%          Q3 2005
Brafferton Shopping Center.................           NA               NA             NA                NA
Newark Shopping Center.....................           NA               NA             NA                NA
First Colony Marketplace...................         10.1%          $12.63           11.0%          Q3 2005
Greenway Town Center.......................          4.7%          $17.90            4.7%          Q3 2005
Laguna Niguel Plaza........................          2.1%          $30.24            2.0%          Q3 2005
McHenry Commons............................          7.1%          $17.70            7.5%          Q3 2005
Racine Shopping Center.....................           NA               NA             NA                NA
Westmont/Haddon
   Commons Shopping
   Center..................................          6.9%          $13.37           14.8%          Q3 2005
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                              REGENCY PORTFOLIO TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  % OF TOTAL     ANNUAL BASE
TENANT                                                 PROPERTY NAME                  SF         COLLATERAL SF     RENT PSF
----------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS                                                                                                       $ 9.83
  Home Depot.........................       Civic Center Plaza Shopping Center      116,095              6.3%       $ 7.34
  Target.............................          Pleasant Hill Shopping Center        115,344              6.3        $11.36
  Kohl's(1)..........................         Granada Village Shopping Center        88,000(2)           4.8        $ 9.46
  Hmart(3)...........................       Civic Center Plaza Shopping Center       87,135              4.7        $ 8.50
  Dominick's.........................                 McHenry Commons                76,170              4.1        $ 8.00
  Randall's Food and Drugs(4) .......            First Colony Marketplace            68,150              3.7        $ 5.28
  Piggly Wiggly......................             Racine Shopping Center             50,979              2.8        $ 9.92
  Sears..............................                   Various(5)                   46,417              2.5        $13.29
  Toys R Us..........................          Pleasant Hill Shopping Center         44,204              2.4        $13.75
  Genuardi's.........................           Towamencin Shopping Village          40,750              2.2
                                                                                  ---------            -----
  TOTAL MAJOR TENANTS................                                               733,244             39.8%       $ 9.39
NON-MAJOR TENANTS....................                                             1,015,615             55.1        $14.13
                                                                                  ---------            -----
OCCUPIED TOTAL.......................                                             1,748,859             95.0%       $12.14
VACANT SPACE.........................                                                92,973              5.0
                                                                                  ---------            -----
PROPERTY TOTAL.......................                                             1,841,832            100.0%
                                                                                  =========            =====
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                            % OF TOTAL
                                             ANNUAL BASE      ANNUAL           LEASE
TENANT                                           RENT       BASE RENT       EXPIRATION
-----------------------------------------------------------------------------------------

MAJOR TENANTS
  Home Depot.........................        $ 1,141,214         5.4%        October 2015
  Target.............................            846,625         4.0        November 2009
  Kohl's(1)..........................            999,680         4.7        February 2016
  Hmart(3)...........................            824,297         3.9         October 2009
  Dominick's.........................            647,445         3.0         October 2008
  Randall's Food and Drugs(4) ..                 545,200         2.6        November 2018
  Piggly Wiggly......................            269,169         1.3            July 2013
  Sears..............................            460,439         2.2      Multiple Spaces
  Toys R Us..........................            587,471         2.8        November 2009
  Genuardi's.........................            560,313         2.6         October 2010
                                             -----------       -----
  TOTAL MAJOR TENANTS................        $ 6,881,853        32.4%
NON-MAJOR TENANTS....................         14,353,437        67.6
                                             -----------       -----
OCCUPIED TOTAL.......................        $21,235,289       100.0%
VACANT SPACE.........................
PROPERTY TOTAL.......................
-----------------------------------------------------------------------------------------

(1)   The borrower is negotiating a ground lease with Kohl's and, in connection with that new lease, Kohl's intends to construct an additional 35,000 SF.
      Ralph's currently occupies a portion of this space and continues to remit its monthly rent payments. The borrower is currently negotiating a termination agreement with Ralph's. Until the Ralph's termination agreement is executed, an affiliate of the sponsors has provided a principal guarantee in the amount of $6,932,000; and after the Ralph's termination agreement is executed but prior to Kohl's occupying its space and remitting monthly rent payments, the amount of the principal guarantee increases to $16,389,000. After Kohl's occupies its space and commences monthly rent payments, the principal guarantee terminates.

(2)   Includes approximately 35,000 SF to be constructed for Kohl's.

(3)   Subleased from Dominick's. Until Dominick's exercises a renewal option or the borrower enters into a direct lease with Hmart, an affiliate of the sponsors has provided a principal guarantee in the amount of $14,844,000.
      After Dominick's exercises its renewal option or Hmart executes a direct lease, the principal guarantee will terminate.

(4)   Randall's Food and Drugs is currently dark and attempting to sublease its space.

(5)   Sears is a tenant at Towamencin Shopping Village and First Colony
      Marketplace.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            REGENCY PORTFOLIO LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
               # OF LEASES   WA BASE RENT/SF   TOTAL SF    % OF TOTAL SF    CUMULATIVE % OF     % OF ACTUAL   CUMULATIVE % OF ACTUAL
    YEAR         EXPIRING       EXPIRING       EXPIRING      EXPIRING*        SF ROLLING*      RENT ROLLING*      RENT ROLLING*
------------------------------------------------------------------------------------------------------------------------------------

    2006            45            $17.00         83,796          4.5%             4.5%             6.7%                6.7%
    2007            32            $15.98        104,996          5.7%            10.3%             7.9%               14.6%
    2008            33            $12.72        176,276          9.6%            19.8%            10.6%               25.2%
    2009            43            $11.88        467,632         25.4%            45.2%            26.2%               51.3%
    2010            36            $12.66        203,875         11.1%            56.3%            12.2%               63.5%
    2011            19            $14.21        113,672          6.2%            62.5%             7.6%               71.1%
    2012             7            $10.10        100,948          5.5%            67.9%             4.8%               75.9%
    2013             6             $7.33         59,185          3.2%            71.1%             2.0%               77.9%
    2014             8            $10.12         57,285          3.1%            74.3%             2.7%               80.7%
    2015             4            $10.48        123,359          6.7%            81.0%             6.1%               86.8%
    2016             7            $11.87        186,768         10.1%            91.1%            10.4%               97.2%
 Thereafter          2            $8.38          71,067          3.9%            95.0%             2.8%              100.0%
   Vacant            0              NA           92,973          5.0%           100.0%             0.0%              100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

------------------------------------------------------------------------------------------------------------------
                                      TENANT SUMMARY -- GRANADA VILLAGE SHOPPING CENTER
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                               RATINGS(1)         RENTABLE         RENTABLE          ANNUAL BASE       ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Kohl's(2)................       A3/A-/A             88,000(3)          33.9%           $11.36          $  999,680
 TJ Maxx..................       A3/A/NR             35,000             13.5            $ 9.92             347,200
 Stein Mart...............      NR/NR/NR             32,276             12.4            $ 9.78             315,659
 Rite Aid.................    Caa1/B+/CCC+           21,440              8.3            $10.08             216,115
                                                  ---------        ---------                          ------------
 TOTAL MAJOR TENANTS                                176,716            68.2%            $10.63          $1,878,654
NON-MAJOR TENANTS                                    81,342             31.4            $26.08           2,121,423
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                          258,058            99.5%            $15.50          $4,000,078
VACANT SPACE..............                            1,212              0.5
                                                  ---------        ---------
PROPERTY TOTAL............                          259,270            100.0%
                                                  =========        =========
------------------------------------------------------------------------------------------------------------------

                               % OF TOTAL          LEASE
TENANT                      ANNUAL BASE RENT     EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
 Kohl's(2)................        25.0%        February 2016
 TJ Maxx..................         8.7          January 2007
 Stein Mart...............         7.9            April 2012
 Rite Aid.................         5.4              May 2012
                               -------
 TOTAL MAJOR TENANTS              47.0%
NON-MAJOR TENANTS                 53.0
                               -------
OCCUPIED TOTAL............       100.0%
VACANT SPACE..............
PROPERTY TOTAL............
-------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   The borrower is negotiating a ground lease with Kohl's and, in connection with that new lease, Kohl's intends to construct an additional 35,000 SF of net rentable area. Ralph's currently occupies a portion of this space and continues to remit its monthly rent payments. The borrower is currently negotiating a termination agreement with Ralph's. Until the
      Ralph's termination agreement is executed, an affiliate of the sponsors has provided a principal guarantee in the amount of $6,932,000; and after the Ralph's termination agreement is executed but prior to Kohl's occupying its space and remitting monthly rent payments, the amount of the principal guarantee increases to $16,389,000. After Kohl's occupies its space and commences monthly rent payments, the principal guarantee will terminate.

(3)   Includes approximately 35,000 SF to be constructed for Kohl's.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                 TENANT SUMMARY -- PLEASANT HILL SHOPPING CENTER
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                               RATINGS(1)         RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Target..................      A2/A+/A+            115,344             49.4%           $ 7.34          $  846,625
  Toys R Us...............     Caa2/B-/CCC           44,204             18.9            $13.29             587,471
  Marshalls...............       A3/A/NR             30,000             12.8            $ 6.28             188,400
  Barnes and Noble........      NR/NR/NR             21,066              9.0            $26.62             560,777
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                          210,614             90.1%           $10.37          $2,183,273
NON-MAJOR TENANTS.........                           21,096              9.0            $32.78             691,628
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                          231,710             99.2%           $12.41          $2,874,901
VACANT SPACE..............                            1,968              0.8
                                                  ---------        ---------
PROPERTY TOTAL............                          233,678            100.0%
                                                  =========        =========
------------------------------------------------------------------------------------------------------------------

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Target..................         29.4%        November 2009
  Toys R Us...............         20.4         November 2009
  Marshalls...............          6.6         November 2009
  Barnes and Noble........         19.5             June 2009
                                  -----
  TOTAL MAJOR TENANTS.....         75.9%
NON-MAJOR TENANTS.........         24.1
                                  -----
OCCUPIED TOTAL............        100.0%
VACANT SPACE
PROPERTY TOTAL
-------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------
                               TENANT SUMMARY -- CIVIC CENTER PLAZA SHOPPING CENTER
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                               RATINGS(1)         RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Home Depot..............      Aa3/AA/AA           116,095             43.8%           $ 9.83          $1,141,214
  Hmart(2)................      NR/NR/NR             87,135             32.9            $ 9.46             824,297
  Petsmart(3).............      NR/BB/NR             25,425              9.6            $ 9.75             247,894
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                          228,655             86.3%           $ 9.68          $2,213,405
NON-MAJOR TENANTS.........                           27,193             10.3            $16.14             438,838
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                          255,848             96.5%           $10.37          $2,652,243
VACANT SPACE..............                             9,176             3.5
                                                  ---------        ---------
PROPERTY TOTAL............                          265,024            100.0%
                                                  =========        =========
------------------------------------------------------------------------------------------------------------------

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Home Depot..............         43.0%        October 2015
  Hmart(2)................         31.1         October 2009
  Petsmart(3).............          9.3         January 2011
                                  -----
  TOTAL MAJOR TENANTS.....         83.5%
NON-MAJOR TENANTS.........         16.5
                                  -----
OCCUPIED TOTAL............        100.0%
VACANT SPACE
PROPERTY TOTAL
-------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Subleased from Dominick's. Until Dominick's exercises a renewal option or the borrower enters into a direct lease with Hmart, an affiliate of the sponsors has provided a principal guarantee in the amount of $14,844,000.
      After Dominick's exercises its renewal option or Hmart executes a direct lease, the principal guarantee will terminate.

(3)   Petsmart is currently dark and attempting to sublease its space.

------------------------------------------------------------------------------------------------------------------
                                  TENANT SUMMARY -- TOWAMENCIN SHOPPING VILLAGE
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                               RATINGS(1)         RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Genuardi's..............    Baa2/BBB-/BBB          40,750             33.2%           $13.75          $  560,313
  Sears...................     Ba1/BB+/BB            22,517             18.3            $13.33             300,239
  Dollar Tree.............      NR/NR/NR             10,976              8.9            $12.00             131,712
  Eckerd..................      NR/NR/NR              7,600              6.2            $16.00             121,600
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                           81,843             66.6%           $13.61          $1,113,864
NON-MAJOR TENANTS.........                           41,073             33.4            $19.50             800,798
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                          122,916            100.0%           $15.58          $1,914,662
VACANT SPACE..............                                0              0.0
                                                  ---------        ---------
PROPERTY TOTAL............                          122,916            100.0%
                                                  =========        =========
------------------------------------------------------------------------------------------------------------------

                               % OF TOTAL             LEASE
TENANT                      ANNUAL BASE RENT       EXPIRATION
------------------------------------------------------------------

MAJOR TENANTS
  Genuardi's..............         29.3%           October 2010
  Sears...................         15.7         Multiple Spaces(2)
  Dollar Tree.............          6.9          September 2010
  Eckerd..................          6.4            October 2012
                                  -----
  TOTAL MAJOR TENANTS.....         58.2%
NON-MAJOR TENANTS.........         41.8
                                  -----
OCCUPIED TOTAL............        100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases approximately 1,050 SF expire in
      October 2006 and approximately 21,467 SF expire in November 2009.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                       TENANT SUMMARY -- SHOPPES OF KILDAIRE
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                               RATINGS(1)         RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Athletic Clubs, Inc.....      NR/NR/NR             27,000            18.2%         $      7.17      $    193,590
  Staples(2)..............    Baa2/BBB/BBB           24,834            16.8          $     13.50           335,259
  Home Comfort Furniture..      NR/NR/NR             16,200            10.9          $      8.95           144,990
  Trader Joe's(2).........      NR/NR/NR             12,613             8.5          $     20.00           252,260
                                                  ---------        --------                           ------------
  TOTAL MAJOR TENANTS.....                           80,647            54.4%         $     11.48      $    926,099
NON-MAJOR TENANTS.........                           41,225            27.8          $     20.24           834,584
                                                  ---------        --------                           ------------
OCCUPIED TOTAL............                          121,872            82.2%         $     14.45      $  1,760,683
VACANT SPACE..............                           26,332            17.8
                                                  ---------        --------
PROPERTY TOTAL............                          148,204           100.0%
                                                  =========        ========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
--------------------------------------------------------------

MAJOR TENANTS
  Athletic Clubs, Inc.....          11.0%        February 2012
  Staples(2)..............          19.0          January 2016
  Home Comfort Furniture..           8.2          January 2008
  Trader Joe's(2).........          14.3          January 2016
                                --------
  TOTAL MAJOR TENANTS.....          52.6%
NON-MAJOR TENANTS.........          47.4
                                --------
OCCUPIED TOTAL............         100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Staples and Trader Joe's have executed letters-of-intent and leases are currently being negotiated. Until Staples and Trader Joe's are open for business and commence monthly rent payments, an affiliate of the sponsors has provided a principal guarantee in the amount of $7,924,000. After
      Staples and Trader Joe's occupy their respective spaces and commence monthly rent payments, the sponsor guarantee will terminate.

------------------------------------------------------------------------------------------------------------------
                                   TENANT SUMMARY -- BRAFFERTON SHOPPING CENTER
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                               RATINGS(1)         RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Gold's Gym(2)...........      NR/NR/NR             31,020             32.7%        $      8.00      $    248,160
  Hard Times Cafe(2)......      NR/NR/NR             12,500             13.2         $     10.00           125,000
  Blockbuster Video.......      NR/B-/NR              5,251              5.5         $     20.16           105,860
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                           48,771             51.5%        $      9.82      $    479,020
NON-MAJOR TENANTS.........                           43,960             46.4         $     18.52           813,985
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                           92,731             97.9%        $     13.94      $  1,293,005
VACANT SPACE..............                            2,000              2.1
                                                  ---------        ---------
PROPERTY TOTAL............                           94,731            100.0%
                                                  =========        =========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Gold's Gym(2)...........          19.2%        January 2016
  Hard Times Cafe(2)......           9.7         January 2016
  Blockbuster Video.......           8.2        November 2009
                                --------
  TOTAL MAJOR TENANTS.....          37.0%
NON-MAJOR TENANTS.........          63.0
                                --------
OCCUPIED TOTAL............        100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   The borrower has negotiated a letter-of-intent with Gold's Gym and a lease with Hard Times Cafe. Giant Foods currently leases this space and continues to remit its monthly rent payments although it is not open for business. The borrower is currently negotiating a termination agreement with Giant Foods. Until Gold's Gym and Hard Times Cafe are open for business, an affiliate of the sponsors has provided a principal guarantee in the amount of $5,605,000. After Gold's Gym and Hard Times Cafe occupy their respective spaces and commence monthly rent payments, the principal guarantee will terminate.

------------------------------------------------------------------------------------------------------------------
                                     TENANT SUMMARY -- NEWARK SHOPPING CENTER
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                                RATINGS*          RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Blue Hen Lanes..........    NR / NR / NR           26,345             14.4%        $      4.47      $    117,762
  Cinema Center, Inc......    NR / NR / NR           13,672              7.5         $      6.97            95,294
  Dollar Express..........    NR / NR / NR           13,048              7.1         $      9.50           123,956
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                           53,065             29.0%        $      6.35      $    337,012
NON-MAJOR TENANTS.........                           93,865             51.3         $     11.50         1,079,585
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                          146,930             80.3%        $      9.64      $  1,416,597
VACANT SPACE..............                           36,087             19.7
                                                  ---------        ---------
PROPERTY TOTAL............                          183,017            100.0%
                                                  =========        =========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Blue Hen Lanes..........           8.3%           June 2014
  Cinema Center, Inc......           6.7        February 2009
  Dollar Express..........           8.8        November 2008
                                --------
  TOTAL MAJOR TENANTS.....          23.8%
NON-MAJOR TENANTS.........          76.2
                                --------
OCCUPIED TOTAL............        100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    TENANT SUMMARY -- FIRST COLONY MARKETPLACE
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                               RATINGS(1)         RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Randall's Food and
    Drugs(2) .............      NR/NR/NR             68,150            61.0%         $      8.00      $    545,200
  Sears...................     Ba1/BB+/BB            22,500            20.1          $      6.00           135,000
                                                  ---------        --------                           ------------
  TOTAL MAJOR TENANTS.....                           90,650            81.2%         $      7.50      $    680,200
NON-MAJOR TENANTS.........                           18,025            16.1          $     21.78           392,623
                                                  ---------        --------                           ------------
OCCUPIED TOTAL............                          108,675            97.3%         $      9.87      $  1,072,823
VACANT SPACE..............                            3,000             2.7
                                                  ---------        --------
PROPERTY TOTAL............                          111,675           100.0%
                                                  =========        ========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Randall's Food and
    Drugs(2) .............          50.8%       November 2018
  Sears...................          12.6         January 2010
                                --------
  TOTAL MAJOR TENANTS.....          63.4%
NON-MAJOR TENANTS.........          36.6
                                --------
OCCUPIED TOTAL............         100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Randall's Food and Drug is is currently dark and attempting to sublease its space.

------------------------------------------------------------------------------------------------------------------
                                      TENANT SUMMARY -- GREENWAY TOWN CENTER
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                                RATINGS*          RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Unified Western Grocers.      NR/NR/NR             37,500             40.3%        $      9.25      $    346,875
  Rite Aid................    Caa1/B+/CCC+           17,000             18.3         $      6.75           114,750
  Dollar Tree.............      NR/NR/NR             12,000             12.9         $      8.50           102,000
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                           66,500             71.4%        $      8.48      $    563,625
NON-MAJOR TENANTS.........                           26,600             28.6         $     20.66           549,660
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                           93,100            100.0%        $     11.96      $  1,113,285
VACANT SPACE..............                                0              0.0
                                                  ---------        ---------
PROPERTY TOTAL............                           93,100            100.0%
                                                  =========        =========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Unified Western Grocers.          31.2%       December 2009
  Rite Aid................          10.3         January 2014
  Dollar Tree.............           9.2        December 2010
                                --------
  TOTAL MAJOR TENANTS.....          50.6%
NON-MAJOR TENANTS.........          49.4
                                --------
OCCUPIED TOTAL............         100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------
                                      TENANT SUMMARY -- LAGUNA NIGUEL PLAZA
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                                RATINGS*          RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Albertsons..............    Baa3/BBB-/BBB          15,000             36.4%        $     11.00      $    165,000
  New Mandarin Garden.....      NR/NR/NR              3,000              7.3         $     26.29            78,870
  Pick Up Stix............      NR/NR/NR              2,801              6.8         $     32.78            91,817
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                           20,801             50.5%        $     16.14      $    335,687
NON-MAJOR TENANTS.........                           17,921             43.5         $     31.29           560,738
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                           38,722             93.9%        $     23.15      $    896,424
VACANT SPACE..............                            2,502              6.1
                                                  ---------        ---------
PROPERTY TOTAL............                           41,224            100.0%
                                                  =========        =========

                               % OF TOTAL           LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Albertsons..............          18.4%           July 2016
  New Mandarin Garden.....           8.8       September 2010
  Pick Up Stix............          10.2         January 2016
                                --------
  TOTAL MAJOR TENANTS.....          37.4%
NON-MAJOR TENANTS.........          62.6
                                --------
OCCUPIED TOTAL............        100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                        TENANT SUMMARY -- MCHENRY COMMONS
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                                RATINGS*          RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Dominick's..............    Baa2/BBB-/BBB          76,170            75.8%         $      8.50      $    647,445
  Rent-A-Center...........      NR/BB+/NR             4,000             4.0          $     10.00            40,000
                                                  ---------        --------                           ------------
  TOTAL MAJOR TENANTS.....                           80,170            79.8%         $      8.57      $    687,445
NON-MAJOR TENANTS.........                           14,406            14.3          $     17.45           251,405
                                                  ---------        --------                           ------------
OCCUPIED TOTAL............                           94,576            94.1%         $      9.93      $    938,850
VACANT SPACE..............                            5,950             5.9
                                                  ---------        --------
PROPERTY TOTAL............                          100,526           100.0%
                                                  =========        ========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Dominick's..............          69.0%        October 2008
  Rent-A-Center...........           4.3        February 2011
                                --------
  TOTAL MAJOR TENANTS.....          73.2%
NON-MAJOR TENANTS.........          26,8
                                --------
OCCUPIED TOTAL............         100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------
                                     TENANT SUMMARY -- RACINE SHOPPING CENTER
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                                RATINGS*          RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Piggly Wiggly...........      NR/NR/NR             50,979             37.5%        $      5.28      $    269,169
  Office Depot............    Baa3/BBB-/NR           31,117             22.9         $      6.00           186,702
  Factory Card Outlet.....      NR/NR/NR             12,724              9.4         $     10.00           127,240
  Dollar Tree.............      NR/NR/NR             10,304              7.6         $      8.09            83,359
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                          105,124             77.4%        $      6.34      $    666,470
NON-MAJOR TENANTS.........                           29,457             21.7         $     13.24           390,034
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                          134,581             99.1%        $      7.85      $  1,056,505
VACANT SPACE..............                            1,246              0.9
                                                  ---------        ---------
PROPERTY TOTAL............                          135,827            100.0%
                                                  =========        =========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Piggly Wiggly...........          25.5%           July 2013
  Office Depot............          17.7           April 2011
  Factory Card Outlet.....          12.0        November 2009
  Dollar Tree.............           7.9       September 2010
                                --------
  TOTAL MAJOR TENANTS.....          63.1%
NON-MAJOR TENANTS.........          36.9
                                --------
OCCUPIED TOTAL............         100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------
                            TENANT SUMMARY -- WESTMONT/HADDON COMMONS SHOPPING CENTER
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                                RATINGS*          RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Acme Market.............    Baa3/BBB-/BBB          34,240             65.0%        $      0.37      $     12,784
  CVS Pharmacy............      A3/A-/A-              9,100             17.3         $     14.50           131,950
                                                  ---------        ---------                          ------------
  TOTAL MAJOR TENANTS.....                           43,340             82.3%        $      3.34      $    144,734
NON-MAJOR TENANTS.........                            5,800             11.0         $     17.33           100,500
                                                  ---------        ---------                          ------------
OCCUPIED TOTAL............                           49,140             93.4%        $      4.99      $    245,234
VACANT SPACE..............                            3,500              6.6
                                                  ---------        ---------
PROPERTY TOTAL............                           52,640            100.0%
                                                  =========        =========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT      EXPIRATION
-------------------------------------------------------------

MAJOR TENANTS
  Acme Market.............           5.2%       November 2010
  CVS Pharmacy............          53.8         January 2010
                                --------
  TOTAL MAJOR TENANTS.....          59.0%
NON-MAJOR TENANTS.........          41.0
                                --------
OCCUPIED TOTAL............         100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                REGENCY PORTFOLIO
--------------------------------------------------------------------------------

o     THE LOANS. The 13 Mortgage Loans (the "Regency Portfolio Loans") are
      secured by first mortgages or first deeds of trust encumbering 13 retail properties located in California (3), Illinois (2), Delaware (1), North
      Carolina (1), New Jersey (1), Oregon (1), Pennsylvania (1), Texas (1),
      Virginia (1) and Wisconsin (1). The Regency Portfolio Loans represent approximately 10.6% of the Cut-Off Date Pool Balance. The Regency
      Portfolio Loans were originated on March 1, 2006, and have an aggregate principal balance as of the Cut-Off Date of $213,000,000. Each Regency
      Portfolio Loan is cross-collateralized and cross-defaulted with each of the other Regency Portfolio Loans, and each Regency Portfolio Loan may be released upon an assumption pursuant to several conditions set forth in the related Mortgage Loan documents. Each Regency Portfolio Loan provides for interest-only payments for the first 60 months of its respective terms, and thereafter, fixed payments of principal and interest.

      The Regency Portfolio Loans have remaining terms of 120 months and mature on March 11, 2016. The Regency Portfolio Loans may be prepaid on or after
      December 11, 2015 and allow, at borrower's election, to either prepay the
      Mortgage Loan subject to a yield maintenance charge or defease with United
      States government obligations beginning two years after the Closing Date.

      For more information regarding the Regency Portfolio Loans, see
      "DESCRIPTION OF THE MORTGAGE LOANS--Twenty Largest Mortgage Loans" in the
      Prospectus Supplement.

o     THE BORROWERS. The borrowers are 12 limited liability companies and 1 limited partnership, each a special purpose entity. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the Regency Portfolio Loans. The sponsors are Regency
      Realty Group, Inc. and MacQuarie Countrywide Trust of Australia. Regency
      Centers Corporation (NYSE: REG), which is the parent of Regency Realty
      Group, Inc. and was founded in 1963, is an integrated real estate investment trust (REIT) and owns, manages and develops neighborhood shopping centers in 22 states. Regency Centers Corporation owns and manages more than 260 properties, comprising more than 30.0 million square feet, located in 46 metropolitan markets, including 18 of the largest 25 markets in the nation. Regency had a market cap of approximately $4.23 billion as of February 10, 2006. Macquarie Country Wide Trust (ASX: MCW)
      is based in Australia and invests worldwide primarily in grocery-anchored shopping centers.

o     THE PROPERTIES. The Mortgaged Properties consist of 13 retail buildings containing, in the aggregate, approximately, 1,841,832 square feet. The average occupancy rate for the Mortgaged Properties securing the Regency
      Portfolio Loans was approximately 95.0% (see Regency Portfolio Summary charts for occupancy as-of dates).

o     LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o     PARTIAL RELEASE. Each of the Regency Portfolio Loans permit defeasance beginning 2 years after the Closing Date with United States government obligations in an amount sufficient to defease: (i) in connection with the first 25% of the aggregate original principal balance of the Regency
      Portfolio Loans being defeased, 100% of the outstanding principal balance of the applicable Regency Portfolio Loan(s); (ii) in connection with the second 25% of the aggregate original principal balance of the Regency
      Portfolio Loans being defeased, 115% of the outstanding principal balance of the applicable Regency Portfolio Loan(s); and (iii) thereafter, 125% of the outstanding principal balance of the applicable Regency Portfolio
      Loan(s); provided, however, that with respect to the Pleasant Hill
      Shopping Center Mortgage Loan and the Granada Village Shopping Center
      Mortgage Loan, the applicable borrower may defease with United States government obligations in an amount sufficient to defease 110% and 115%, respectively, of the outstanding principal balance of the applicable
      Regency Portfolio Loan. In addition, each of the Regency Portfolio Loans may be assumed if certain conditions are met, including (i) no event of default has occurred and is continuing, (ii) the applicable Regency
      Portfolio Loan maintains a loan-to-value ratio no greater than 80% and a minimum debt service coverage ratio of 1.25x and (iii) upon such assumption, the remaining Regency Portfolio Loans have a maximum aggregate loan-to-value ratio of 75% and a minimum aggregate debt service coverage ratio of 1.20x. Upon defeasance or assumption, the applicable Regency
      Portfolio Loan will be released from cross-collateralization and cross-default provisions of the related Mortgage Loan documents.

o     MANAGEMENT. Regency Realty Group, Inc., an affiliate of one of the sponsors, is the property manager for the Mortgaged Properties securing the Regency Portfolio Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                               1818 MARKET STREET
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                               1818 MARKET STREET
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                               1818 MARKET STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $122,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     6.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                               Triple Net Properties, LLC
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             5.946%
MATURITY DATE                                                     March 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   TI/LC                                  $1,700,000
   DAY & ZIMMERMAN(2)                     $4,000,000
   ENGINEERING                              $300,000
   TENANT HOLDBACK                          $300,380

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                 Yes
   TI/LC(3)                                  $61,448
   REPLACEMENT(3)                            $17,205

ADDITIONAL FINANCING             B-Note                              $10,000,000
                                 Secured Subordinate                  $9,630,000

                                                                     WHOLE
                                          TRUST ASSET            MORTGAGE LOAN
                                          ------------           -------------
CUT-OFF DATE BALANCE                      $122,000,000           $132,000,000
CUT-OFF DATE BALANCE/SF                       $124                   $134
CUT-OFF DATE LTV                             78.2%                   84.6%
MATURITY DATE LTV                            73.1%                   79.4%
UW DSCR ON NCF                               1.21x                   1.08x
--------------------------------------------------------------------------------

(1)   Lockbox is required (i) upon the occurrence of an event of default, (ii)
      if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, (iii) if the 1818 Market Street Subordinate Loan is not fully repaid within 120 days after the origination date or (iv) upon a default under the ground lease.

(2)   Reserve funded at closing to be used for potential tenant improvement costs associated with a future renewal of the Day & Zimmerman lease.

(3)   Commences on the 25th payment date.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Philadelphia, PA
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                983,160
OCCUPANCY AS OF NOVEMBER 7, 2005                                           95.6%
YEAR BUILT / YEAR RENOVATED                                          1971 / 2004
APPRAISED VALUE                                                     $156,000,000
PROPERTY MANAGEMENT                           Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                      90.0%
UW REVENUES                                                          $21,727,194
UW TOTAL EXPENSES                                                    $10,658,367
UW NET OPERATING INCOME (NOI)                                        $11,068,827
UW NET CASH FLOW (NCF)                                               $10,582,717
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                               1818 MARKET STREET
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                               RATINGS(1)         RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)          AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Day & Zimmerman(2)......      NR/NR/NR            214,613            21.8%         $     17.26      $  3,705,290
  Sunoco..................    Baa2/BBB/BBB           68,533             7.0          $     17.39         1,191,565
  Zurich Insurance........       A3/A+/A             41,526             4.2          $     26.15         1,086,087
  American College of
    Radiology.............      NR/NR/NR             36,741             3.7          $     22.10           811,868
  McKissock & Hoffman, PC.      NR/NR/NR             33,914             3.4          $     21.39           725,444
                                                  ---------        --------                           ------------
  TOTAL MAJOR TENANTS.....                          395,327            40.2%         $     19.02      $  7,520,254
NON-MAJOR TENANTS.........                          544,681            55.4          $     22.69        12,360,763
                                                  ---------        --------                           ------------
OCCUPIED MAJOR TOTAL......                          940,008            95.6%         $     21.15      $ 19,881,017
VACANT SPACE..............                           43,152             4.4
                                                  ---------        --------
PROPERTY TOTAL............                          983,160           100.0%
                                                  =========        ========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT       EXPIRATION
-----------------------------------------------------------------

MAJOR TENANTS
  Day & Zimmerman(2)......          18.6%              March 2008
  Sunoco..................           6.0       Multiple Spaces(3)
  Zurich Insurance........           5.5            February 2012
  American College of
    Radiology.............           4.1            February 2015
  McKissock & Hoffman, PC.           3.6            February 2014
                                --------
  TOTAL MAJOR TENANTS.....          37.8%
NON-MAJOR TENANTS.........          62.2
                                --------
OCCUPIED MAJOR TOTAL......         100.0%
VACANT SPACE
PROPERTY TOTAL
------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Day & Zimmerman currently subleases approximately 64,532 SF of its space to other tenants.

(3)   Under the terms of multiple leases, approximately 17,987 SF expire
      September 2007, and approximately 50,546 SF expire in September 2020.

----------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   CUMULATIVE % OF
             # OF LEASES     WA BASE RENT/SF      TOTAL SF     % OF TOTAL SF    CUMULATIVE % OF     % OF ACTUAL      ACTUAL RENT
   YEAR       EXPIRING            EXPIRING        EXPIRING        EXPIRING*       SF ROLLING*      RENT ROLLING*      ROLLING*
----------------------------------------------------------------------------------------------------------------------------------

   2006          15              $14.80             38,265           3.9%              3.9%              2.8%            2.8%
   2007           9              $24.31             81,870           8.3%             12.2%             10.0%           12.9%
   2008          16              $18.23            269,049          27.4%             39.6%             24.7%           37.5%
   2009          17              $21.52             77,891           7.9%             47.5%              8.4%           46.0%
   2010          19              $23.47            125,175          12.7%             60.2%             14.8%           60.7%
   2011           5              $24.67             41,825           4.3%             64.5%              5.2%           65.9%
   2012           6              $24.77             66,709           6.8%             71.3%              8.3%           74.2%
   2013           6              $25.38             30,673           3.1%             74.4%              3.9%           78.2%
   2014           7              $22.45             78,910           8.0%             82.4%              8.9%           87.1%
   2015           8              $21.87             64,622           6.6%             89.0%              7.1%           94.2%
   2016           2              $22.00             14,373           1.5%             90.5%              1.6%           95.8%
Thereafter        4              $16.60             50,646           5.2%             95.6%              4.2%          100.0%
  Vacant          0                  NA             43,152           4.4%            100.0%              0.0%          100.0%
----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                               1818 MARKET STREET
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "1818 Market Street Loan") is secured by a first mortgage encumbering an office building located in Philadelphia,
      Pennsylvania. The 1818 Market Street Loan represents approximately 6.1% of the Cut-Off Date Pool Balance. The 1818 Market Street Loan was originated on February 21, 2006, and has a principal balance as of the Cut-Off Date of $122,000,000. The 1818 Market Street Loan, which is evidenced by a senior note dated February 21, 2006, is the senior portion of a whole loan with an original principal balance of $132,000,000. The companion loan related to the 1818 Market Street Loan is evidenced by a separate subordinate note dated February 21, 2006, with an original principal balance of $10,000,000 (the "1818 Market Street Companion Loan"). The 1818
      Market Street Companion Loan will not be an asset of the Trust Fund. The
      1818 Market Street Loan and the 1818 Market Street Companion Loan will be governed by an intercreditor and servicing agreement, as described in the
      Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender
      Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The 1818 Market Street Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed payments of principal and interest.

      The 1818 Market Street Loan has a remaining term of 120 months and matures on March 11, 2016. The 1818 Market Street Loan may be prepaid on or after
      December 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWERS. The borrowers are 24 tenants-in-common, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1818
      Market Street Loan. The sponsor is Triple Net Properties, LLC ("Triple
      Net"). Triple Net is a nationally active syndicator of tenant-in-common real estate investment structures. Triple Net currently has approximately
      21,845 investors who own 119 properties with a market value in excess of
      $2.9 billion in 21 states. Triple Net is currently under investigation by the Securities and Exchange Commission regarding disclosure in securities offerings and exemptions from registration requirements. See "RISK
      FACTORS--The Mortgage Loans--Litigation May Have Adverse Effects on
      Borrowers" in the Prospectus Supplement.

o     THE PROPERTY. The Mortgaged Property is an approximately 983,160 square foot office building situated on approximately 1.0 acre of land. The
      Mortgaged Property was constructed in 1971 and renovated in 2004. The
      Mortgaged Property is located in Philadelphia, Pennsylvania. As of
      November 7, 2005, the occupancy rate for the Mortgaged Property securing the 1818 Market Street Loan was approximately 95.6%.

      The largest tenant is Day & Zimmerman, occupying approximately 214,613 square feet, or approximately 21.8% of the net rentable area; however approximately 64,532 square feet are subleased to other tenants.
      Headquartered at the Mortgaged Property, Day & Zimmerman is a worldwide provider of business services, which operates more than 150 worldwide locations and employs 20,000 professionals. Day & Zimmerman was the first tenant to occupy the building when it opened in 1975. The Day & Zimmerman lease expires in March 2008. The second largest tenant is Sunoco, Inc.
      ("Sunoco"), occupying approximately 68,533 square feet, or approximately
      7.0% of the net rentable area. Sunoco is a leading independent oil refiner and marketer. As of February 24, 2006, Sunoco was rated "Baa2" (Moody's),
      "BBB" (S&P) and "BBB" (Fitch). The Sunoco leases expire in various years, with approximately 17,987 square feet expiring in September 2007 and approximately 50,546 expiring in September 2020. The third largest tenant is Zurich Insurance, occupying approximately 41,526 square feet, or approximately 4.2% of the net rentable area. Founded in 1872, Zurich
      Insurance operates in more than 50 countries worldwide and is the second-largest provider of general corporate insurance. As of February 24,
      2006, Zurich Insurance was rated "A3" (Moody's), "A+" (S&P) and "A"
      (Fitch). The Zurich Insurance lease expires in February 2012.

o     LOCKBOX ACCOUNT. At any time during the term of the 1818 Market Street
      Loan, (i) upon the occurrence of an event of default under the related
      Mortgage Loan documents or the ground lease or if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x or (ii)
      if the 1818 Market Street Subordinate Loan is not fully repaid within 120 days after origination of the 1818 Market Street Loan, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lockbox account.

o     SUBORDINATE DEBT. A subordinate loan in the amount of $9,630,000 was originated on February 21, 2006 (the "1818 Market Street Subordinate
      Loan"). The 1818 Market Street Subordinate Loan is not an asset of the
      Trust Fund and is secured by a subordinate mortgage on the Mortgaged
      Property.

o     MANAGEMENT. Triple Net Properties Realty, Inc. ("Triple Net Properties"),
      an affiliate of the sponsor, is the property manager for the Mortgaged
      Property securing the 1818 Market Street Loan. Triple Net Properties manages a portfolio of over 25.1 million square feet of office, industrial and service properties with a market value of more than $3.1 billion.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           FORUM AT PEACHTREE PARKWAY
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           FORUM AT PEACHTREE PARKWAY
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           FORUM AT PEACHTREE PARKWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $84,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        Stanley E. Thomas
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.690%
MATURITY DATE                                                     March 11, 2016
AMORTIZATION TYPE                                                  Interest Only
INTEREST-ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES                           None

ONGOING MONTHLY RESERVES                    None

ADDITIONAL FINANCING*                                                     None

                                                                    TRUST ASSET
                                                                    -----------
CUT-OFF DATE BALANCE                                                $84,000,000
CUT-OFF DATE BALANCE/SF                                                $216
CUT-OFF DATE LTV                                                       64.1%
MATURITY DATE LTV                                                      64.1%
UW DSCR ON NCF                                                         1.61x
--------------------------------------------------------------------------------

*     Future subordinate debt is permitted subject to, among other things: (i) a maximum amount of $6,918,000, (ii) a minimum aggregate debt service coverage ratio of 1.20x, (iii) receipt of a rating agency no-downgrade letter and (iv) a subordination and standstill agreement reasonably acceptable to the mortgagee.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           Norcross, GA
PROPERTY TYPE                                                Retail -- Anchored
SIZE (SF)                                                               389,159
OCCUPANCY AS OF JANUARY 25, 2006                                         100.0%
YEAR BUILT / YEAR RENOVATED                                           2003 / NA
APPRAISED VALUE                                                    $131,000,000
PROPERTY MANAGEMENT                                    Thomas Enterprises, Inc.
UW ECONOMIC OCCUPANCY                                                     96.3%
UW REVENUES                                                         $10,585,413
UW TOTAL EXPENSES                                                    $2,509,783
UW NET OPERATING INCOME (NOI)                                        $8,075,629
UW NET CASH FLOW (NCF)                                               $7,712,235
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           FORUM AT PEACHTREE PARKWAY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------
                                                     NET           % OF NET
                                RATINGS*          RENTABLE         RENTABLE          ANNUAL BASE      ANNUAL BASE
TENANT                      MOODY'S/S&P/FITCH     AREA(SF)           AREA             RENT PSF            RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Belk....................      NR/NR/NR             65,804            16.9%         $      3.25      $    213,863
  Linen's N Things........       B3/B/B-             28,600             7.3          $     14.50           414,700
  Wakefield Beasley.......      NR/NR/NR             24,551             6.3          $     13.75           337,576
  Barnes & Noble..........      NR/NR/NR             23,559             6.1          $     16.50           388,724
  Old Navy................   Baa3/BBB-/BBB-          19,881             5.1          $     12.00           238,572
                                                  ---------        --------                           ------------
  TOTAL MAJOR TENANTS.....                          162,395            41.7%         $      9.81      $  1,593,435
NON-MAJOR TENANTS.........                          226,764            58.3          $     28.49         6,459,931
                                                  ---------        --------                           ------------
OCCUPIED MAJOR TOTAL......                          389,159           100.0%         $     20.69      $  8,053,366
VACANT SPACE..............                                0             0.0
                                                  ---------        --------
PROPERTY TOTAL............                          389,159           100.0%
                                                  =========        ========

                               % OF TOTAL            LEASE
TENANT                      ANNUAL BASE RENT       EXPIRATION
---------------------------------------------------------------

MAJOR TENANTS
  Belk....................           2.7%         March 2017
  Linen's N Things........           5.1         January 2013
  Wakefield Beasley.......           4.2         January 2009
  Barnes & Noble..........           4.8          March 2012
  Old Navy................           3.0         February 2012
                                --------
  TOTAL MAJOR TENANTS.....          19.8%
NON-MAJOR TENANTS.........          80.2
                                --------
OCCUPIED MAJOR TOTAL......         100.0%
VACANT SPACE..............

PROPERTY TOTAL............
------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CUMULATIVE
              # OF LEASES     WA BASE RENT/SF       TOTAL SF      % OF TOTAL SF    CUMULATIVE % OF     % OF ACTUAL     % OF ACTUAL
   YEAR         EXPIRING         EXPIRING           EXPIRING        EXPIRING*        SF ROLLING*      RENT ROLLING*   RENT ROLLING*
-----------------------------------------------------------------------------------------------------------------------------------

   2006            0               $0.00                  0             0.0%              0.0%              0.0%           0.0%
   2007            3              $26.39              6,484             1.7%              1.7%              2.1%           2.1%
   2008            5              $27.22             11,972             3.1%              4.7%              4.0%           6.2%
   2009            7              $19.28             41,176            10.6%             15.3%              9.9%          16.0%
   2010           12              $27.20             31,888             8.2%             23.5%             10.8%          26.8%
   2011            6              $29.99             19,012             4.9%             28.4%              7.1%          33.9%
   2012            8              $19.29             67,651            17.4%             45.8%             16.2%          50.1%
   2013           20              $24.41            117,554            30.2%             76.0%             35.6%          85.7%
   2014            0               $0.00                  0             0.0%             76.0%              0.0%          85.7%
   2015            4              $33.90             27,618             7.1%             83.1%             11.6%          97.3%
   2016            0               $0.00                  0             0.0%             83.1%              0.0%          97.3%
Thereafter         1               $3.25             65,804            16.9%            100.0%              2.7%         100.0%
  Vacant           0                  NA                  0             0.0%            100.0%              0.0%         100.0%
-----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           FORUM AT PEACHTREE PARKWAY
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Forum at Peachtree Parkway Loan") is
      secured by a first mortgage encumbering an anchored retail center located in Norcross, Georgia. The Forum at Peachtree Parkway Loan represents approximately 4.2% of the Cut-Off Date Pool Balance. The Forum at
      Peachtree Parkway Loan was originated on February 23, 2006, and has a principal balance as of the Cut-Off Date of $84,000,000. The Forum at
      Peachtree Parkway Loan provides for interest-only payments for the entire term.

      The Forum at Peachtree Parkway Loan has a remaining term of 120 months and matures on March 11, 2016. The Forum at Peachtree Parkway Loan may be
      prepaid with the payment of a yield maintenance charge or a prepayment premium on or after March 11, 2008, and may be prepaid without payment of a yield maintenance charge or a prepayment premium on or after October 11,
      2015.

      THE BORROWER. The borrower is Fourth Quarter Properties XIX, LLC, a special purpose entity. The sponsor is Stanley E. Thomas, who founded
      Thomas Enterprises, Inc. in 1987, which is headquartered in Newman,
      Georgia. Thomas Enterprises, Inc. currently owns more than 20 million square feet of retail property and 20,000 acres of undeveloped land throughout the United States.

o     THE PROPERTY. The Mortgaged Property is an approximately 389,159 square foot anchored retail building situated on approximately 38.7 acres. The
      Mortgaged Property was constructed in 2003. The Mortgaged Property is located in Norcross, Georgia within the Atlanta-Sandy Springs-Marietta,
      Georgia metropolitan statistical area. As of January 25, 2006, the occupancy rate for the Mortgaged Property securing the Forum at Peachtree
      Parkway Loan was 100.0%.

      The largest tenant is Belk, Inc. ("Belk"), occupying approximately 65,804 square feet, or approximately 16.9% of the net rentable area. There are approximately 210 Belk stores in 13 states in the southeast and mid-Atlantic regions of the United States. Belk is the nation's largest privately-owned department store organization. The Belk lease expires in
      March 2017. The second largest tenant is Linen's N Things, occupying approximately 28,600 square feet, or approximately 7.3% of the net rentable area. Linen's N Things is a national retailer of bedding, sheets, towels, home decor, kitchen decor, bath decor, housewares and home furnishings. As of February 24, 2006, Linen's N Things was rated "B3"
      (Moody's), "B" (S&P) and "B--" (Fitch). The Linen's N Things lease expires in January 2013. The third largest tenant is Wakefield Beasley &
      Associates ("Wakefield Beasley"), occupying approximately 24,551 square feet, or approximately 6.3% of the net rentable area. Wakefield Beasley is an architectural firm based in the southeastern United States. The
      Wakefield Beasley lease expires in January 2009.

o     LOCKBOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o     FREE RELEASE. The borrower may obtain the release of a certain unimproved parcel upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that the proposed use of the release parcel will not violate any of the restrictions included in any lease at the remaining Mortgaged Property, (ii) the borrower provides evidence that the remaining Mortgaged Property will be in compliance with all applicable laws, (iii) the borrower provides an opinion of counsel that the proposed release will not adversely affect the REMIC status of the Trust Fund and (iv) no event of default under the related Mortgage
      Loan documents has occurred and is continuing. The related appraisal did not attribute any value to the parcel subject to the release provisions.

o     MANAGEMENT. Thomas Enterprises, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Forum at
      Peachtree Parkway Loan. Thomas Enterprises, founded in 1987, is a commercial real estate company which currently owns and manages over 20 million square feet of retail property valued at $2 billion.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            MARRIOTT -- MELVILLE, NY
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            MARRIOTT -- MELVILLE, NY
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            MARRIOTT -- MELVILLE, NY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $80,066,910
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                              Columbia Sussex Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.670%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 358
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                         Yes
  DEFERRED MAINTENANCE                              $39,850

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                                         Yes
  FF&E*                                             $75,693

ADDITIONAL FINANCING                                                       None

                                                                    TRUST ASSET
                                                                    -----------
CUT-OFF DATE BALANCE                                                $80,066,910
CUT-OFF DATE BALANCE/ROOM                                            $216,983
CUT-OFF DATE LTV                                                       75.2%
MATURITY DATE LTV                                                      63.3%
UW DSCR ON NCF                                                         1.47x
--------------------------------------------------------------------------------

*     During the first loan year, $75,693 will be escrowed monthly. For each year thereafter, 4% of monthly revenue will be escrowed.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Melville, NY
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 369
OCCUPANCY AS OF SEPTEMBER 30, 2005*                                        66.3%
YEAR BUILT / YEAR RENOVATED                                          1990 / 2005
APPRAISED VALUE                                                     $106,500,000
PROPERTY MANAGEMENT                                  Columbia Sussex Corporation
UW ECONOMIC OCCUPANCY                                                      67.5%
UW REVENUES                                                          $22,707,801
UW TOTAL EXPENSES                                                    $13,393,288
UW NET OPERATING INCOME (NOI)                                         $9,314,513
UW NET CASH FLOW (NCF)                                                $8,179,123
--------------------------------------------------------------------------------

*     Based on the trailing 9-month period ending September 30, 2005.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            MARRIOTT -- MELVILLE, NY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUESTROOM MIX                                                       NO. OF ROOMS
--------------------------------------------------------------------------------
KING .........................................................               254
DOUBLE DOUBLE ................................................               115
                                                                             ---
   TOTAL .....................................................               369
                                                                             ===
MEETING/BALLROOM SPACE                                               SQUARE FEET
--------------------------------------------------------------------------------
BALLROOM .....................................................            10,225
OTHER MEETING SPACE ..........................................             5,475
                                                                          ------
   TOTAL .....................................................            15,700
                                                                          ======
FOOD AND BEVERAGE                                                          SEATS
--------------------------------------------------------------------------------
RESTAURANT ...................................................               120
ATRIUM BAR ...................................................                85
                                                                             ---
   TOTAL .....................................................               205
                                                                             ===
OTHER AMENITIES
--------------------------------------------------------------------------------
POOL
FITNESS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
YEAR..........................................................         2004-2005
LATEST PERIOD.................................................       TTM - Sept.
OCCUPANCY.....................................................             65.1%
ADR...........................................................           $167.28
REVPAR........................................................           $108.95
UW OCCUPANCY..................................................             67.5%
UW ADR........................................................           $170.61
UW REVPAR.....................................................           $115.16
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                            MARRIOTT -- MELVILLE, NY
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Marriott -- Melville Loan") is secured by a first mortgage encumbering a full-service hotel located in Melville,
      New York. The Marriott -- Melville Loan represents approximately 4.0% of the Cut-Off Date Pool Balance. The Marriott -- Melville Loan was
      originated on December 27, 2005, and has a principal balance as of the
      Cut-Off Date of $80,066,910.

      The Marriott -- Melville Loan has a remaining term of 118 months and matures on January 11, 2016. The Marriott -- Melville Loan may be prepaid on or after November 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWER. The borrower is Columbia Properties Melville, LLC, a special purpose entity. Legal counsel to the borrower delivered a
      non-consolidation opinion in connection with the origination of the
      Marriott -- Melville Loan. The sponsor is Columbia Sussex Corporation
      ("Columbia Sussex"). Columbia Sussex owns and operates 90 hotels, resorts and casinos in 30 states and overseas, including the Horizon Casino Resort in South Lake Tahoe, the Westin Casuarina Hotel and Spa in Las Vegas and
      the Westin Casuarina on Grand Cayman Island.

o     THE PROPERTY. The Mortgaged Property is a full-service hotel, containing
      369 rooms, 21 meeting rooms containing approximately 15,700 square feet of meeting and open function space, as well as a restaurant, business center, indoor pool and fitness center. The Mortgaged Property is located in
      Melville, New York within the New York-Northern New Jersey-Long Island,
      NY-NJ-PA metropolitan statistical area. Based upon the trailing 9-month period ending September 30, 2005, the occupancy rate for the Mortgaged
      Property securing the Marriott -- Melville Loan was approximately 66.3%.

o     LOCKBOX ACCOUNT. All revenue with respect to the Mortgaged Property will be deposited into a borrower-designated lockbox account.

o     MANAGEMENT. Columbia Sussex, the sponsor of the Marriott -- Melville Loan, is the property manager for the Mortgaged Property securing the Marriott
      -- Melville Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             TJX DISTRIBUTION CENTER
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             TJX DISTRIBUTION CENTER
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             TJX DISTRIBUTION CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $71,700,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                               Capital Lease Funding Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.570%
MATURITY DATE                                                     March 11, 2016
AMORTIZATION TYPE                                                            ARD
INTEREST-ONLY PERIOD                                                           6
ORIGINAL TERM / AMORTIZATION                                        120 / Varies
REMAINING TERM / AMORTIZATION                                       120 / Varies
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                                      None

ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                               Springing
   TI/LC(2)                                       Springing

ADDITIONAL FINANCING                         B-Note                   $9,647,276

                                                                      WHOLE
                                                TRUST ASSET       MORTGAGE LOAN
                                                -----------       -------------
CUT-OFF DATE BALANCE                            $71,700,000        $81,347,276
CUT-OFF DATE BALANCE/SF                             $71                $80
CUT-OFF DATE LTV                                   78.8%              89.4%
MATURITY DATE LTV                                  71.9%              71.9%
UW DSCR ON NCF                                     1.31x              1.02x
--------------------------------------------------------------------------------

(1)   Upon an event of default under the related Mortgage Loan documents, monthly tax and insurance reserves will be required.

(2)   In the event The TJX Companies, Inc.'s credit rating falls below "BBB--", a reserve capped at $2,800,000 will be required via either (i) a letter of credit or (ii) monthly escrows of $60,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Philadelphia, PA
PROPERTY TYPE                                            Industrial -- Warehouse
SIZE (SF)                                                              1,015,500
OCCUPANCY AS OF FEBRUARY 9, 2006                                          100.0%
YEAR BUILT / YEAR RENOVATED                                            2001 / NA
APPRAISED VALUE                                                      $91,000,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                     100.0%
UW REVENUES                                                           $6,748,526
UW TOTAL EXPENSES                                                       $684,422
UW NET OPERATING INCOME (NOI)                                         $6,064,104
UW NET CASH FLOW (NCF)                                                $5,962,554
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             TJX DISTRIBUTION CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------

                                                          NET       % OF NET    ANNUAL                  % OF TOTAL
                                        RATINGS *       RENTABLE    RENTABLE     BASE     ANNUAL BASE   ANNUAL BASE      LEASE
TENANT                              MOODY'S/S&P/FITCH   AREA(SF)      AREA     RENT PSF      RENT          RENT        EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

NBC Philadelphia Merchants, Inc...       A3/A/NR        1,015,500     100.0%     $5.76     $5,849,280     100.0%       June 2021
                                                        ---------     ------               ----------     ------
PROPERTY TOTAL....................                      1,015,500     100.0%     $5.76     $5,849,280     100.0%
                                                        =========     ======               ==========     ======
---------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

              # OF LEASES  WA BASE RENT/SF   TOTAL SF    % OF TOTAL SF   CUMULATIVE % OF    % OF ACTUAL      CUMULATIVE % OF
   YEAR        EXPIRING       EXPIRING       EXPIRING      EXPIRING*       SF ROLLING*     RENT ROLLING*   ACTUAL RENT ROLLING*
-------------------------------------------------------------------------------------------------------------------------------

   2021            1            $5.76        1,015,500      100.0%           100.0%           100.0%              100.0%
Thereafter         0            $0.00                0        0.0%           100.0%             0.0%              100.0%
  Vacant           0               NA                0        0.0%           100.0%             0.0%              100.0%
---------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             TJX DISTRIBUTION CENTER
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "TJX Distribution Center Loan") is
      secured by a first mortgage encumbering an industrial and warehouse facility located in Philadelphia, Pennsylvania. The TJX Distribution
      Center Loan represents approximately 3.6% of the Cut-Off Date Pool
      Balance. The TJX Distribution Center Loan was originated on March 10,
      2006, and has a principal balance as of the Cut-Off Date of $71,700,000.
      The TJX Distribution Center Loan, which is evidenced by a senior note dated March 10, 2006, is the senior portion of a whole loan with an original principal balance of $81,347,276. The companion loan related to the TJX Distribution Center Loan is evidenced by a separate subordinate note dated March 10, 2006, with an original principal balance of
      $9,647,276 (the "TJX Companion Loan"). The TJX Companion Loan is not an
      asset of the Trust Fund. The TJX Distribution Center Loan and the TJX
      Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE
      MORTGAGE POOL--Co-Lender Loans" and are serviced pursuant to the terms of the pooling and servicing agreement. The TJX Distribution Center Loan provides for interest-only payments for the first six months of its term, and thereafter, fixed payments of principal and interest.

      The TJX Distribution Center Loan has a remaining term of 120 months to its anticipated repayment date of March 11, 2016. The TJX Distribution Center
      Loan may be prepaid on or after January 11, 2016, and permits defeasance with United States government obligations beginning two years after the
      Closing Date.

o     THE BORROWER. The borrower is CLF Red Lion Road Philadelphia Business
      Trust, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the TJX
      Distribution Center Loan. The sponsor is Capital Lease Funding, Inc.
      ("Caplease"), a real estate investment trust. Caplease owns and finances commercial properties leased to high credit quality tenants and has structured and closed approximately $2.5 billion in credit-tenant lease transactions.

o     THE PROPERTY. The Mortgaged Property is an approximately 1,015,500 square foot industrial and warehouse facility situated on approximately 70.5 acres. The Mortgaged Property was constructed in 2001. As of February 9,
      2006, the occupancy rate for the Mortgaged Property securing the TJX
      Distribution Center Loan was 100.0%.

      The sole tenant is NBC Philadelphia Merchants, Inc. ("NBCPM"), occupying
      1,015,500 square feet, or the entire net rentable area. NBCPM is the primary operating subsidiary of The TJX Companies, Inc. ("TJX") (NYSE:TJX)
      and is the largest apparel and home fashions off-price retailer in the
      United States and worldwide. The NBCPM lease is guaranteed by TJX. As of
      March 6, 2006, TJX is rated "A3" (Moody's) and "A" (S&P). The NBCPM lease expires in June 2021.

o     LOCKBOX. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o     HYPER-AMORTIZATION. Commencing on the anticipated repayment date of March
      11, 2016, if the TJX Distribution Center Loan is not paid in full, the TJX
      Distribution Center Loan enters into a hyper-amortization period through
      June 11, 2021. The interest rate applicable to the TJX Distribution Center
      Loan during such hyper-amortization period will increase to the greater of
      2.5% over the mortgage rate or 2.5% over the treasury rate, as specified in the Mortgage Loan documents.

o     MANAGEMENT. The Mortgaged Property is self-managed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  DOBIE CENTER
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  DOBIE CENTER
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  DOBIE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $54,400,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                       Howard L. Michaels
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.590%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          51
ORIGINAL TERM / AMORTIZATION                                           120 / 330
REMAINING TERM / AMORTIZATION                                          118 / 330
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                         Yes
  REPLACEMENT                                      $600,000
  SEASONALITY RESERVE(1)                         $2,281,167

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                                         Yes
  REPLACEMENT(2)                                    $17,107
  TI/LC                                              $1,429

ADDITIONAL FINANCING                        Mezzainine Debt           $6,475,000

                                                                    TRUST ASSET
                                                                    -----------
CUT-OFF DATE BALANCE                                                $54,400,000
CUT-OFF DATE BALANCE/BED                                              $55,795
CUT-OFF DATE LTV                                                       79.9%
MATURITY DATE LTV                                                      72.1%
UW DSCR ON NCF                                                         1.38x
--------------------------------------------------------------------------------

(1)   The upfront seasonality represents the portion of prepaid rents held by the previous owner that were conveyed to the borrower upon its acquisition of the Mortgaged Property. Amounts held in the seasonality reserve are subject to the cash management agreement.

(2)   Commences on January 11, 2009.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Austin, TX
PROPERTY TYPE(1)                                  Multifamily -- Student Housing
SIZE (BEDS)(1)                                                               975
OCCUPANCY(2) AS OF NOVEMBER 30, 2005                                       92.4%
YEAR BUILT / YEAR RENOVATED                                          1969 / 1998
APPRAISED VALUE                                                      $68,050,000
PROPERTY MANAGEMENT                                              American Campus
                                                               Communities, Inc.
UW ECONOMIC OCCUPANCY                                                      83.5%
UW REVENUES                                                          $11,607,508
UW TOTAL EXPENSES                                                     $6,046,334
UW NET OPERATING INCOME (NOI)                                         $5,561,174
UW NET CASH FLOW (NCF)                                                $5,366,174
--------------------------------------------------------------------------------

(1)   In addition, there is approximately 68,594 SF of retail space.

(2)   With respect to the multifamily space, the occupancy percentage was approximately 92.4% and with respect to the the retail space, the occupancy percentage was approximately 86.4%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  DOBIE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         STUDENT HOUSING - LEASE SUMMARY
--------------------------------------------------------------------------------

                                                   APPROXIMATE RENTAL RATE                     % OF TOTAL PERIOD
LEASE TYPE *                      NO. OF LEASES        ($/BED/PERIOD)          PERIOD RENT           RENT
----------------------------------------------------------------------------------------------------------------

Full Year Leases..............         854                 $8,667               $7,401,275           97.2%
Fall Leases...................          21                  4,551                   95,570            1.3
Spring Leases.................          26                  4,405                  114,540            1.5
Vacant........................          74                      0                        0            0.0
                                       ---                                      ----------          -----
TOTAL.........................         975                                      $7,611,385          100.0%
                                       ===                                      ==========          =====
----------------------------------------------------------------------------------------------------------------

* Based on the 2005-2006 school year rent roll dated November 30, 2005.

--------------------------------------------------------------------------------
                                    UNIT MIX
--------------------------------------------------------------------------------

                                                                                                           QUOTED RATE
UNIT MIX                           NO. OF UNITS/BEDS        APPROXIMATE NRA (SF)       % OF NRA           ($/BED/PERIOD)
-------------------------------------------------------------------------------------------------------------------------

Efficiency..................           75 / 150                     245                  10.7%               $ 7,554
Studio......................           154 / 308                    271                  24.2                $ 7,881
Side Suite..................           46 / 184                     792                  21.1                $ 9,677
Corner Suite................           74 / 296                     887                  38.1                $ 8,951
Side Suite Plus.............             3 / 6                      600                   1.0                $ 7,760
Private Studio..............            31 / 31                     268                   4.8                $11,270
                                       ---------                                        -----
TOTAL/AVERAGE...............           383 / 975                    450                 100.0%           $8,601/$19.11/SF
                                       =========                                        =====
-------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  DOBIE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          TENANT SUMMARY (RETAIL SPACE)
--------------------------------------------------------------------------------

                                                                      % OF
                                                             NET       NET       ANNUAL                   % OF TOTAL
                                           RATINGS*        RENTABLE  RENTABLE   BASE RENT   ANNUAL BASE     ANNUAL        LEASE
TENANT                                 MOODY'S/S&P/FITCH  AREA (SF)    AREA        PSF         RENT       BASE RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Dobie Theaters....................        NR/NR/NR          9,500     13.8%      $12.00     $  114,000      10.2%       August 2010
 University Federal Credit Union...        NR/NR/NR          6,262      9.1       $20.00        125,240      11.2         March 2006
 Ticket City.com...................        NR/NR/NR          4,755      6.9       $13.51         64,240       5.7                MTM
 Princeton Review..................        NR/NR/NR          4,608      6.7       $10.50         48,384       4.3                MTM
 US Military.......................        NR/NR/NR          4,277      6.2       $26.55        113,544      10.1      December 2006
                                                          --------   ------                  ----------     -----
 TOTAL MAJOR TENANTS...............                         29,402     42.9%      $15.83     $  465,408      41.6%
NON-MAJOR TENANTS..................                         29,844     43.5       $21.92        654,321      58.4
                                                          --------   ------                  ----------     -----

OCCUPIED TOTAL.....................                         59,246     86.4%      $18.90     $1,119,729     100.0%
VACANT SPACE.......................                          9,348     13.6
                                                          --------   ------
PROPERTY TOTAL.....................                         68,594    100.0%
                                                          ========   ======
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

              # OF LEASES   WA BASE RENT/SF  TOTAL SF    % OF TOTAL   CUMULATIVE % OF    % OF ACTUAL     CUMULATIVE % OF
   YEAR        EXPIRING        EXPIRING      EXPIRING   SF EXPIRING*    SF ROLLING*     RENT ROLLING*  ACTUAL RENT ROLLING*
---------------------------------------------------------------------------------------------------------------------------

   2006           30            $20.42        31,338       45.7%           45.7%            57.2%              57.2%
   2007            3            $18.61         4,147        6.0%           51.7%             6.9%              64.0%
   2008            6            $26.94         4,206        6.1%           57.9%            10.1%              74.2%
   2009            5            $29.31         3,884        5.7%           63.5%            10.2%              84.3%
   2010            4            $11.19        15,671       22.8%           86.4%            15.7%             100.0%
   2011            0             $0.00             0        0.0%           86.4%             0.0%             100.0%
   2012            0             $0.00             0        0.0%           86.4%             0.0%             100.0%
   2013            0             $0.00             0        0.0%           86.4%             0.0%             100.0%
   2014            0             $0.00             0        0.0%           86.4%             0.0%             100.0%
   2015            0             $0.00             0        0.0%           86.4%             0.0%             100.0%
   2016            0             $0.00             0        0.0%           86.4%             0.0%             100.0%
Thereafter         0             $0.00             0        0.0%           86.4%             0.0%             100.0%
  Vacant           0                NA         9,348       13.6%          100.0%             0.0%             100.0%
---------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  DOBIE CENTER
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Dobie Center Loan") is secured by a first mortgage encumbering a multifamily building (with ground floor retail space) located in Austin, Texas. The Dobie Center Loan represents approximately 2.7% of the Cut-Off Date Pool Balance. The Dobie Center Loan
      was originated on December 28, 2005, and has a principal balance as of the
      Cut-Off Date of $54,400,000. The Dobie Center Loan provides for interest-only payments for the first 51 months of its term, and thereafter, fixed monthly payments of principal and interest.

      The Dobie Center Loan has a remaining term of 118 months and matures on
      January 11, 2016. The Dobie Center Loan may be prepaid on or after July
      11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWER. The borrower is Dobie Austin LP, a special purpose entity.
      Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Dobie Center Loan. The sponsor is
      Howard L. Michaels, chairman of the Carlton Group. The Carlton Group's strategic partner with respect to the Mortgaged Property is The Modlin
      Group, led by Avery Modlin. The Modlin Group specializes in originating real estate investments for high net worth individuals.

o     THE PROPERTY. The Mortgaged Property is a 975-bed high-rise multifamily-student housing and retail complex consisting of 27 stories and approximately 68,594 square feet of retail space on approximately 2.1 acres. The Mortgaged Property was constructed in 1969 and renovated in
      1998. As of November 30, 2005, the occupancy rate for the multifamily space of the Mortgaged Property securing the Dobie Center Loan was approximately 92.4% and the occupancy rate for the retail space was approximately 86.4%.

      The multifamily space of the Mortgaged Property includes such amenities as fully furnished rooms, a fitness center, computer lab, study rooms, laundry facilities, a parking garage, weekly housekeeping and meal plans eligible at all restaurants located in the retail portion of the Mortgaged
      Property. With respect to the retail space, the largest tenant is Dobie
      Theaters, occupying approximately 9,500 square feet, or approximately
      13.8% of the net rentable area. Dobie Theaters is a four screen movie theater. The Dobie Theaters lease expires in August 2010. The second largest tenant of the retail space of the Mortgaged Property is University
      Federal Credit Union ("UFCU"), occupying approximately 6,262 square feet, or approximately 9.1% of the net rentable area. The UFCU lease expires in
      March 2006. The third largest tenant of the retail space of the Mortgaged
      Property is TicketCity.com, occupying approximately 4,755 square feet, or approximately 6.9% of the net rentable area. The TicketCity.com lease is month-to-month.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o     MANAGEMENT. American Campus Communities, Inc. ("ACC") is the property manager for the Mortgaged Property securing the Dobie Center Loan.
      American Campus Communities (NYSE: ACC) is a publicly traded real estate investment trust focused solely on campus housing in the United States.
      ACC is a fully integrated, self-managed and self-administered equity REIT with expertise in the acquisition, design, finance, development, construction management leasing and management of student housing properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                      DOUBLETREE HOTEL -- SANTA MONICA, CA
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                      DOUBLETREE HOTEL -- SANTA MONICA, CA
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                      DOUBLETREE HOTEL -- SANTA MONICA, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $53,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                  The Procaccianti Group/
                                                                   CMS Companies
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             5.510%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                           120 / 300
REMAINING TERM / AMORTIZATION                                          115 / 300
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                        Yes
   PIP(1)                                        $1,416,370
ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                        Yes
   REPLACEMENT(2)                                       Yes

ADDITIONAL FINANCING(3)                           Mezzanine          $11,531,381

                                                                    TRUST ASSET
                                                                    -----------
CUT-OFF DATE BALANCE                                                $53,000,000
CUT-OFF DATE BALANCE/ROOM                                            $209,486
CUT-OFF DATE LTV                                                       69.8%
MATURITY DATE LTV                                                      65.8%
UW DSCR ON NCF                                                         1.30x
--------------------------------------------------------------------------------

(1)   A Property Improvement Plan ("PIP"), with a budgeted amount of
      $14,947,751, is currently being implemented at the Mortgaged Property. The
      PIP includes upgrades to the exterior, guestrooms, common areas, building systems, the food and beverage and recreational facilities, as well as the meeting and banquet areas. The first $2,000,000 of PIP expenses will be paid by Hilton. Upon the repayment of the mezzanine loan, described on page 75, the portion of the PIP that remains unfunded, in the amount of
      $1,416,370, will be escrowed by the mortgagee.

(2)   Monthly replacement reserve is defined as 2% of monthly revenue for the first year, 3% of monthly revenue for the second year and 4% thereafter.

(3)   The mezzanine loan is secured by an interest in an affiliate of the borrower of the Doubletree Hotel -- Santa Monica Loan, as well as four other borrowing entities, and totals $97,000,000, with $61,820,324 currently outstanding. The allocated mezzanine loan for the Doubletree
      Hotel -- Santa Monica Loan totals approximately $14,947,751 with
      $11,531,381 currently outstanding, and $1,416,370 (equal to the borrower's portion of the property improvement plan) remaining to be funded.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Santa Monica, CA
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 253
OCCUPANCY AS OF DECEMBER 31, 2005*                                         71.7%
YEAR BUILT / YEAR RENOVATED                                          1990 / 1999
APPRAISED VALUE                                                      $75,900,000
PROPERTY MANAGEMENT                                           Lenox Hotels, Inc.
UW ECONOMIC OCCUPANCY                                                      79.1%
UW REVENUES                                                          $18,480,388
UW TOTAL EXPENSES                                                    $12,646,832
UW NET OPERATING INCOME (NOI)                                         $5,833,556
UW NET CASH FLOW (NCF)                                                $5,094,340
--------------------------------------------------------------------------------

*     Based on the trailing 12-month period ending December 31, 2005.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                      DOUBLETREE HOTEL -- SANTA MONICA, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUESTROOM MIX                                                       NO. OF ROOMS
--------------------------------------------------------------------------------

KING SUITES........................................                          211
DOUBLE DOUBLE......................................                           39
EXECUTIVE/PRESIDENTIAL SUITES .....................                            3
                                                                            ----
   TOTAL...........................................                          253
                                                                            ====

BALLROOM SPACES                                                      SQUARE FEET
--------------------------------------------------------------------------------
CAROUSEL BALLROOM..................................                        3,078
CAROUSEL BALLROOM-CAROUSEL A.......................                          931
CAROUSEL BALLROOM-CAROUSEL B.......................                        1,216
CAROUSEL BALLROOM-CAROUSEL C.......................                          931
GALLERY SOUTH......................................                          416
GALLERY NORTH......................................                          416
MARQUEE BALLROOM...................................                        1,566
MARQUEE BALLROOM-MARQUEE I.........................                          702
MARQUEE BALLROOM-MARQUEE II........................                          864
GARDEN TERRACE.....................................                        2,700
                                                                          ------
   TOTAL...........................................                       12,820
                                                                          ======

FOOD AND BEVERAGE                                                     SEATING
--------------------------------------------------------------------------------
4TH STREET GRILL...................................                           92

OTHER AMENITIES
--------------------------------------------------------------------------------
BUSINESS CENTER
CONCIERGE
FITNESS CENTER
HIGH SPEED INTERNET ACCESS
POOL & JACUZZI
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
YEAR...............................                                         2005
LATEST PERIOD......................                           T-6 Ending 12/2005
OCCUPANCY..........................                                        70.9%
ADR................................                                      $179.26
REVPAR.............................                                      $127.07
UW OCCUPANCY.......................                                        79.1%
UW ADR.............................                                      $186.11
UW REVPAR..........................                                      $147.23
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                      DOUBLETREE HOTEL -- SANTA MONICA, CA
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Doubletree Hotel -- Santa Monica Loan")
      is secured by a first mortgage encumbering a full-service hotel located in
      Santa Monica, California. The Doubletree Hotel -- Santa Monica Loan
      represents approximately 2.6% of the Cut-Off Date Pool Balance. The
      Doubletree Hotel -- Santa Monica Loan was originated on October 5, 2005 and has a principal balance as of the Cut-Off Date of $53,000,000. The
      Doubletree Hotel -- Santa Monica Loan provides for interest-only payments for the first 84 months of its term, and thereafter, fixed payments of principal and interest.

      The Doubletree Hotel -- Santa Monica Loan has a remaining term of 115 months and matures on October 11, 2015. The Doubletree Hotel -- Santa
      Monica Loan may be prepaid on or after August 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWER. The borrower is PCA I, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Doubletree Hotel -- Santa Monica
      Loan. The sponsor is The Procaccianti Group ("TPG") and CMS Companies
      ("CMS"). TPG is a privately held real estate investment company that focuses on a value-add investment style that creates value with real estate assets by repositioning, renovating and improving operations, particularly hospitality assets. TPG currently owns more than 6,400 rooms in over 40 markets. TPG's equity partner is CMS, an investment manager in non-traditional asset classes. CMS places equity on behalf of entrepreneurs and has sponsored partnerships in various investment vehicles since 1981.

o     THE PROPERTY. The Mortgaged Property is a full-service, luxury hotel containing 253 rooms. The amenities at the Mortgaged Property include a fitness center, swimming pool and approximately 12,820 square feet of meeting/ballroom space. The Mortgaged Property is located within the Los
      Angeles-Long Beach-Santa Ana, California metropolitan statistical area.
      Based upon the trailing 12-month period ending December 31, 2005, the occupancy rate for the Mortgaged Property securing the Doubletree Hotel --
      Santa Monica Loan was approximately 71.7%.

      The Mortgaged Property is currently being renovated using a Property
      Improvement Plan ("PIP"), with a budget of approximately $14,947,751. The first $2,000,000 of PIP expenses will be paid by Hilton. The proposed PIP budget includes upgrades to the building exterior, guestrooms, systems, food & beverage, recreational facilities, meeting and banquet areas and common areas. The improvements will reflect the high standards of a
      Doubletree Hotel and solidify the Mortgaged Property's position in the market.

o     LOCKBOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o     MEZZANINE DEBT. Upon the origination of the Doubletree Hotel -- Santa
      Monica Loan, Wachovia Bank, National Association provided a mezzanine loan to an affiliate of the borrower, as well as four other borrowing entities to implement property improvement plans at several properties owned by the sponsor. The mezzanine loan provides for a total of $97,000,000 of debt, with $61,820,324 currently outstanding and $35,179,676 remaining to be funded. The portion of the mezzanine loan allocated to the borrower of the
      Doubletree Hotel -- Santa Monica Loan totals approximately $14,947,751 with $11,531,381 currently outstanding and $1,416,370 remaining to be funded. The mezzanine loan will mature on April 1, 2006, at which time the borrower has indicated that the proceeds of an equity investment in the borrower by CMS will be used to repay the mezzanine loan and fund the remaining PIP expenses.

      The borrower had indicated that CMS is in the final stages of making an equity investment in the borrower. Proceeds from this equity investment will be used to repay the mezzanine loan and fund the remaining portion of the PIP pursuant to the borrower's budget. The mortgagee will reserve the proceeds that are allocated for completion of the PIP and will make disbursements as work is completed.

o     MANAGEMENT. Lenox Hotels, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Doubletree Hotel
      -- Santa Monica Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                         BANK OF AMERICA -- PASADENA, CA
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                         BANK OF AMERICA -- PASADENA, CA
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                         BANK OF AMERICA -- PASADENA, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $50,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                           GKK Capital LP
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.930%
MATURITY DATE                                                 September 11, 2015
AMORTIZATION TYPE                                              Interest Only ARD
INTEREST-ONLY PERIOD                                                         117
ORIGINAL TERM / AMORTIZATION                                            117 / IO
REMAINING TERM / AMORTIZATION                                           114 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                                      None

ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                               Springing
   REPLACEMENT(2)                                 Springing
   TI/LC(3)                                       Springing

ADDITIONAL FINANCING(4)                                                     None

                                                                   TRUST ASSET
                                                                   -----------
CUT-OFF DATE BALANCE                                               $50,000,000
CUT-OFF DATE BALANCE/SF                                                $145
CUT-OFF DATE LTV                                                      74.6%
MATURITY DATE LTV                                                     74.6%
UW DSCR ON NCF                                                        1.01x
--------------------------------------------------------------------------------

(1)   A monthly tax and insurance reserve will be required upon an event of default under the related Mortgage Loan documents.

(2)   A monthly replacement reserve in the amount of $5,766 will be required if
      (i) an event of default has occurred or is continuing or (ii) Bank of
      America, N.A. delivers a notice to terminate its lease.

(3)   A monthly TI/LC reserve in the amount of $28,830 will be required if (i)
      event of default has occurred or is continuing or (ii) Bank of America,
      N.A. delivers a notice to terminate its lease.

(4)   Future mezzanine debt is permitted subject to, among other things: (i) a maximum aggregate loan-to-value ratio of 80.0%, (ii) receipt of a rating agency no-downgrade letter and (iii) an intercreditor agreement resonably acceptable to the mortgagee.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Pasadena, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                345,945
OCCUPANCY AS OF NOVEMBER 23, 2005                                         100.0%
YEAR BUILT / YEAR RENOVATED                                          1974 / 2000
APPRAISED VALUE                                                      $67,000,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                     100.0%
UW REVENUES*                                                          $3,000,000
UW TOTAL EXPENSES                                                             $0
UW NET OPERATING INCOME (NOI)                                         $3,000,000
UW NET CASH FLOW (NCF)                                                $3,000,000
--------------------------------------------------------------------------------

*     Includes $1,848,000 of annual revenue generated from a master lease that is fully collaterized by United States Treasury STRIPS.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                         BANK OF AMERICA -- PASADENA, CA
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                                             % OF NET                             % OF TOTAL
                                RATINGS *      NET RENTABLE  RENTABLE  ANNUAL BASE     ANNUAL     ANNUAL BASE  DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH   AREA (SF)      AREA      RENT PSF     BASE RENT      RENT       EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

Bank of America, N.A......    Aa2/AA--/AA--      345,945      100.0%      $3.33      $1,152,000      100.0%   October 2009
                                                 -------      -----                  ----------      -----
PROPERTY TOTAL............                       345,945      100.0%      $3.33      $1,152,000      100.0%
                                                 =======      =====                  ==========      =====
----------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
             # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF  % OF ACTUAL RENT    CUMULATIVE % OF
   YEAR       EXPIRING       EXPIRING      EXPIRING    EXPIRING*      SF ROLLING*        ROLLING*      ACTUAL RENT ROLLING*
---------------------------------------------------------------------------------------------------------------------------

   2009           1            $3.33        345,945     100.0%          100.0%            100.0%              100.0%
Thereafter        0            $0.00              0       0.0%          100.0%              0.0%              100.0%
  Vacant          0              NA               0       0.0%          100.0%              0.0%              100.0%
---------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                         BANK OF AMERICA -- PASADENA, CA
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Bank of America -- Pasadena Loan") is
      secured by a first mortgage encumbering an office building located in
      Pasadena, California. The Bank of America -- Pasadena Loan represents approximately 2.5% of the Cut-Off Date Pool Balance. The Bank of America
      -- Pasadena Loan was originated on November 29, 2005, and has a principal balance as of the Cut-Off Date of $50,000,000. The Bank of America --
      Pasadena Loan provides for interest-only payments for the entire term.

      The Bank of America -- Pasadena Loan has a remaining term of 114 months to its anticipated repayment date of September 11, 2015. The Bank of America
      -- Pasadena Loan may be prepaid on or after September 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o     THE BORROWER. The borrower is GKK Pasadena Owner LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bank of America --
      Pasadena Loan. The sponsor is GKK Capital LP., an affiliate of Gramercy
      Capital Corp.

o     THE PROPERTY. The Mortgaged Property is an approximately 345,945 square foot office building situated on approximately 2.9 acres. The Mortgaged
      Property was constructed in 1974 and renovated in 2000. The Mortgaged
      Property is located in Pasadena, California, within the Los Angeles-Long
      Beach, California metropolitan statistical area. As of November 23, 2005, the occupancy rate for the Mortgaged Property securing the Bank of America
      -- Pasadena Loan was 100.0%.

      The sole tenant is Bank of America, N.A. ("Bank of America"), occupying approximately 345,945 square feet, or the entire net rentable area. Bank of America is one of the world's largest financial institutions, serving individual consumers, small and middle market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk-management products and services. Bank of America serves 33 million consumer relationships with more than 5,800 retail banking offices, 16,600 ATMs and twelve million active online banking users. As of February 24, 2006, Bank of America was rated "Aa2" (Moody's),
      "AA--" (S&P) and "AA--" (Fitch). The Bank of America lease expires in
      October 2009.

      In addition, the borrower executed a master lease of the Mortgaged
      Property that was collateralized by $14,755,000 of United States Treasury
      STRIPS. This master lease will generate an additional $1,848,000 of annual cash flow.

o     HYPER-AMORTIZATION. Commencing on the anticipated repayment date of
      September 11, 2015, if the Bank of America -- Pasadena Loan is not paid in full, the Bank of America -- Pasadena Loan enters into a
      hyper-amortization period through December 11, 2019. The interest rate applicable to the Bank of America -- Pasadena Loan during such hyper-amortization period will increase to the greater of (i) 3.0% over the mortgage rate or (ii) 3.5% over the treasury rate, as specified in the
      Mortgage Loan documents.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o     MANAGEMENT. The Mortgaged Property is self-managed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                MARRIOTT DEL MAR
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                MARRIOTT DEL MAR
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                MARRIOTT DEL MAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $48,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                          Sunstone Hotel Partnership, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.690%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                                      None

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                              Yes/Springing
   FF&E(1)                                              Yes

ADDITIONAL FINANCING(2)                                                     None

                                                                   TRUST ASSET
                                                                   -----------
CUT-OFF DATE BALANCE                                               $48,000,000
CUT-OFF DATE BALANCE/ROOM                                           $169,014
CUT-OFF DATE LTV                                                      69.7%
MATURITY DATE LTV                                                     64.9%
UW DSCR ON NCF                                                        1.30x
--------------------------------------------------------------------------------

(1)   A FF&E reserve is required in an amount equal to the greater of the actual reserve required under management agreement or 4% of gross revenues. In addition to the mortgagee's reserve, as of December 31, 2005, the property manager held a balance of $785,703 in an FF&E reserve.

(2)   Future unsecured debt is permitted up to $5,000,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           San Diego, CA
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 284
OCCUPANCY AS OF DECEMBER 30, 2005*                                         73.5%
YEAR BUILT / YEAR RENOVATED                                            2002 / NA
APPRAISED VALUE                                                      $68,850,000
PROPERTY MANAGEMENT                                Marriott Hotel Services, Inc.
UW ECONOMIC OCCUPANCY                                                      74.1%
UW REVENUES                                                          $20,356,257
UW TOTAL EXPENSES                                                    $15,415,113
UW NET OPERATING INCOME (NOI)                                         $4,941,144
UW NET CASH FLOW (NCF)                                                $4,330,457
--------------------------------------------------------------------------------

*     Based on the trailing 12-month period ending December 30, 2005. NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                MARRIOTT DEL MAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUESTROOM MIX                                                     NO. OF ROOMS
--------------------------------------------------------------------------------
STANDARD KING.......................................                         166
QUEEN...............................................                         105
ADA ACCESSIBLE......................................                          10
SUITE...............................................                           3
                                                                            ----
         TOTAL......................................                         284
                                                                            ====

BALLROOM SPACES                                                    SQUARE FEET
--------------------------------------------------------------------------------
GRAND BALLROOM......................................                       7,290
RANCHO SANTA FE BALLROOM............................                       2,565
CORONADO ROOM.......................................                         666
DANA POINT ROOM.....................................                         477
LA JOLLA ROOM.......................................                         404
SOLANA ROOM.........................................                         355
CORDERO EXEC. BOARDROOM.............................                         321
                                                                         -------
         TOTAL......................................                      12,078
                                                                         =======

FOOD AND BEVERAGE                                                     SEATING
--------------------------------------------------------------------------------
ARTERRA.............................................                         100
LOUNGE..............................................                          45
                                                                            ----
         TOTAL......................................                         145
                                                                            ====

OTHER AMENITIES
--------------------------------------------------------------------------------
FITNESS CENTER AND SPA
BUSINESS CENTER
HEATED OUTDOOR POOL
SUNDRY SHOP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
YEAR...............................                                         2005
LATEST PERIOD......................                        T-12 Ending 12/2/2005
OCCUPANCY..........................                                        73.6%
ADR................................                                      $141.51
REVPAR.............................                                      $104.09
UW OCCUPANCY.......................                                        74.1%
UW ADR.............................                                      $146.95
UW REVPAR..........................                                      $108.95
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                MARRIOTT DEL MAR
--------------------------------------------------------------------------------

THE LOAN. The Mortgage Loan (the "Marriott Del Mar Loan") is secured by a first mortgage encumbering a full-service hotel, the Marriott Del Mar, located in San
Diego, California. The Marriott Del Mar Loan represents approximately 2.4% of the Cut-Off Date Pool Balance. The Marriott Del Mar Loan was originated on
January 10, 2006, and has a principal balance as of the Cut-Off Date of
$48,000,000. The Marriot Del Mar Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed payments of principal and interest.

The Marriott Del Mar Loan has a remaining term of 118 months and matures on
January 11, 2016. The Marriott Del Mar Loan may be prepaid on or after October
11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

THE BORROWER. The borrower is Sunstone El Camino, LLC, a special purpose entity.
Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott Del Mar Loan. The sponsor is
Sunstone Hotel Partnership, LLC. Sunstone Hotel Partnership, LLC and its
affiliates own and operate approximately 60 hotels in 19 states. Sunstone Hotel
Partnership, LLC owns primarily upper-upscale and upscale hotels in the United
States and its approximately 60 hotels are operated under well-known, leading brand names including Hilton, Hyatt, InterContinental, Marriott and Wyndham.

THE PROPERTY. The Mortgaged Property is a full-service hotel, containing 284 rooms and approximately 12,078 square feet of meeting/ballroom space. The
Mortgaged Property contains a full-service restaurant and lounge, business center, heated outdoor swimming pool, spa, and fitness center. Based upon the trailing 12-month period ending December 30, 2005, the occupancy rate for the
Mortgaged Property securing the Marriott Del Mar Loan was approximately 73.5%.

LOCKBOX ACCOUNT. All revenue with respect to the Mortgaged Property will be deposited into a borrower-designated lockbox account.

MANAGEMENT. Marriott Hotel Services, Inc. ("Marriott") is the property manager for the Mortgaged Property securing the Marriott Del Mar Loan. Marriott is a worldwide hospitality company with more than 2,700 lodging properties located in the United States and approximately 65 other countries and territories.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                ARCHON PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $45,900,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.3%
NUMBER OF MORTGAGE LOANS(1)                                                    2
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        Craig Koenigsberg
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.902%
MATURITY DATE                                                     April 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE(2)                                     Yes
   ENGINEERING                                     $100,625

ONGOING MONTHLY RESERVES
   TAX(2)                                               Yes
   REPLACEMENT                                      $20,232

ADDITIONAL FINANCING(3)                                                     None

                                                                   TRUST ASSET
                                                                   -----------
CUT-OFF DATE BALANCE                                               $45,900,000
CUT-OFF DATE BALANCE/UNIT                                            $46,084
CUT-OFF DATE LTV                                                      71.8%
MATURITY DATE LTV                                                     67.1%
UW DSCR ON NCF                                                        1.26x
--------------------------------------------------------------------------------

(1)   The Archon Portfolio Mortgage Loans may be uncrossed after 3 years if (a)
      no event of default has occurred and is continuing and (b) the St.
      Germaine Mortgaged Property has a debt service coverage ratio of not less than 1.25x. The debt service coverage ratio will be based on the actual trailing 12-month operating statements, utilizing a 4% management fee,
      $250 per unit replacement reserve and a 5% economic vacancy.

(2)   Tax reserve related to the Cypress Pointe Apartments Mortgaged Property only.

(3)   Future mezzanine debt permitted subject to, among other things, (i) a maximum aggregate loan-to-value ratio of 80%, (ii) a minimum aggregate debt service coverage ratio of 1.20x, (iii) receipt of a rating agency no-downgrade letter, and (iv) an intercreditor agreement reasonably acceptable to the mortgagee.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 2
LOCATION                                                                 Various
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 996
OCCUPANCY AS OF DECEMBER 23, 2005                                          91.5%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                      $63,950,000
PROPERTY MANAGEMENT                                               CLK Properties
UW ECONOMIC OCCUPANCY                                                      90.4%
UW REVENUES                                                           $7,135,518
UW TOTAL EXPENSES                                                     $2,787,709
UW NET OPERATING INCOME (NOI)                                         $4,347,809
UW NET CASH FLOW (NCF)                                                $4,098,809
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                ARCHON PORTFOLIO
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                       ARCHON PORTFOLIO SUMMARY
-------------------------------------------------------------------------------------------------------
                               ALLOCATED                               CUT-OFF
                                CUT-OFF                                 DATE
                                 DATE       YEAR     YEAR            BALANCE PER                 UW
PROPERTY NAME                   BALANCE    BUILT   RENOVATED  UNITS     UNIT      OCCUPANCY*  OCCUPANCY
-------------------------------------------------------------------------------------------------------

St. Germaine Apartments       $28,000,000   1982     2000      552   $    50,725    87.7%       95.0%
Cypress Pointe Apartments      17,900,000   1985     1998      444        40,315    96.2%       84.6%
                              -----------                     ----
TOTAL/AVERAGE                 $45,900,000                      996   $    46,084    91.5%       90.4%
                              ===========                     ====
-------------------------------------------------------------------------------------------------------

                              UNDERWRITTEN                   APPRAISED
                                  NET        APPRAISED         VALUE
PROPERTY NAME                  CASH FLOW       VALUE         PER UNIT
-----------------------------------------------------------------------

St. Germaine Apartments       $ 2,428,971   $40,500,000     $    73,370
Cypress Pointe Apartments       1,669,838    23,450,000          52,815
                              ------------  -----------
TOTAL/AVERAGE                 $ 4,098,809   $63,950,000     $    64,207
                              ============  ===========
-----------------------------------------------------------------------

*     As of December 23, 2005.

-------------------------------------------------------------------------------------------------------
                                   UNIT MIX-ST. GERMAINE APARTMENTS
-------------------------------------------------------------------------------------------------------
                                 NO. OF       APPROXIMATE      APPROXIMATE                   MARKET
          UNIT MIX               UNITS       UNIT SIZE (SF)     NRA (SF)      % OF NRA        RENT
-------------------------------------------------------------------------------------------------------

1 BR/1 BA...................      276             680            187,680       43.6%          $581
2 BR/2 BA...................      276             880            242,880       56.4%          $726
                                  ---                            -------      -----
TOTAL/AVERAGE...............      552             780            430,560      100.0%      $653/$0.84/SF
                                  ===                            =======      =====
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  UNIT MIX-CYPRESS POINTE APARTMENTS
-------------------------------------------------------------------------------------------------------
                                 NO. OF       APPROXIMATE      APPROXIMATE                   MARKET
          UNIT MIX               UNITS       UNIT SIZE (SF)     NRA (SF)      % OF NRA        RENT
-------------------------------------------------------------------------------------------------------

1 BR/1 BA...................      228              720           164,160        42.9%         $604
2 BR/1BA....................       48              840            40,320        10.5          $692
2 BR/2 BA...................      129              993           128,051        33.5          $765
3 BR/2 BA...................       39            1,289            50,279        13.1          $901
                                  ---                            -------       -----
TOTAL/AVERAGE...............      444              862           382,810       100.0%     $686/$0.80/SF
                                  ===                            =======       =====
-------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                               TORRANCE CROSSROADS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $38,250,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                          Milton Bilak and Sara V. Dumont
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.520%
MATURITY DATE                                                     March 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   INSURANCE                                            Yes

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                        Yes

ADDITIONAL FINANCING                                                        None

                                                                   TRUST ASSET
                                                                   -----------
CUT-OFF DATE BALANCE                                               $38,250,000
CUT-OFF DATE BALANCE/SF                                                $285
CUT-OFF DATE LTV                                                      69.7%
MATURITY DATE LTV                                                     66.9%
UW DSCR ON NCF                                                        1.20x
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Torrance, CA
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                134,064
OCCUPANCY AS OF JANUARY 13, 2006                                          100.0%
YEAR BUILT / YEAR RENOVATED                                            2001 / NA
APPRAISED VALUE                                                      $54,900,000
PROPERTY MANAGEMENT                                                 Dolmar, Inc.
UW ECONOMIC OCCUPANCY                                                      99.5%
UW REVENUES                                                           $4,271,633
UW TOTAL EXPENSES                                                     $1,058,725
UW NET OPERATING INCOME (NOI)                                         $3,212,908
UW NET CASH FLOW (NCF)                                                $3,124,387
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

     CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24

-----------------------------------------------------------------------------------------------------
                                            TORRANCE CROSSROADS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                               TENANT SUMMARY
-----------------------------------------------------------------------------------------------------
                                                                          NET
                                                      RATINGS*         RENTABLE           % OF NET
TENANT                                           MOODY'S/S&P/FITCH     AREA (SF)        RENTABLE AREA
------                                           -----------------     ---------        -------------

MAJOR TENANTS
  Home Depot...............................        Aa3 / AA / AA         127,027               94.8%
  Lox of Bagels............................        NR / NR / NR            1,425                1.1
  Dairy Queen..............................        NR / NR / NR            1,300                1.0
  Beauty Lab...............................        NR / NR / NR            1,253                0.9
  Starbucks................................        NR / NR / NR            1,105                0.8
                                                                       ---------            -------

  TOTAL MAJOR TENANTS......................                              132,110               98.5%

NON-MAJOR TENANTS..........................                                1,954                1.5
                                                                       ---------            -------

OCCUPIED TOTAL.............................                              134,064              100.0%

VACANT SPACE...............................                                    0                0.0
                                                                       ---------            -------

PROPERTY TOTAL.............................                              134,064              100.0%
                                                                       =========            =======
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                               ANNUAL                      % OF TOTAL
                                              BASE RENT     ANNUAL BASE    ANNUAL BASE
TENANT                                           PSF           RENT           RENT       LEASE EXPIRATION
---------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Home Depot...............................    $21.12        $2,682,810       90.6%          January 2013
  Lox of Bagels............................    $38.10            54,293        1.8          November 2007
  Dairy Queen..............................    $36.78            47,814        1.6              June 2007
  Beauty Lab...............................    $40.12            50,270        1.7          December 2007
  Starbucks................................    $37.80            41,769        1.4         September 2012
                                                            -----------     ------

  TOTAL MAJOR TENANTS......................    $21.78        $2,876,956       97.2%

NON-MAJOR TENANTS..........................    $42.61            83,253        2.8
                                                            -----------     ------

OCCUPIED TOTAL.............................    $22.08        $2,960,209      100.0%

VACANT SPACE

PROPERTY TOTAL
---------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
                                WA BASE                                                                     CUMULATIVE % OF
                # OF LEASES     RENT/SF    TOTAL SF    % OF TOTAL SF   CUMULATIVE % OF      % OF ACTUAL       ACTUAL RENT
     YEAR         EXPIRING     EXPIRING    EXPIRING      EXPIRING*        SF ROLLING*      RENT ROLLING*       ROLLING*
---------------------------------------------------------------------------------------------------------------------------

     2006            1          $41.93         977          0.7%              0.7%              1.4%              1.4%
     2007            3          $38.30       3,978          3.0%              3.7%              5.1%              6.5%
     2008            0          $ 0.00           0          0.0%              3.7%              0.0%              6.5%
     2009            0          $ 0.00           0          0.0%              3.7%              0.0%              6.5%
     2010            1          $43.28         977          0.7%              4.4%              1.4%              8.0%
     2011            0          $ 0.00           0          0.0%              4.4%              0.0%              8.0%
     2012            1          $37.80       1,105          0.8%              5.2%              1.4%              9.4%
     2013            1          $21.12     127,027         94.8%            100.0%             90.6%            100.0%
     2014            0          $ 0.00           0          0.0%            100.0%              0.0%            100.0%
     2015            0          $ 0.00           0          0.0%            100.0%              0.0%            100.0%
     2016            0          $ 0.00           0          0.0%            100.0%              0.0%            100.0%
  Thereafter         0          $ 0.00           0          0.0%            100.0%              0.0%            100.0%
     Vacant          0           NA              0          0.0%            100.0%              0.0%            100.0%
---------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             WOODBRIDGE HILTON POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Artesia
CUT-OFF DATE BALANCE                                                 $36,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        James K. Wolosoff
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.900%
MATURITY DATE                                                  December 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 300
REMAINING TERM / AMORTIZATION                                          117 / 300
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                                        Yes
   FREE RENT(1)                                     $95,625
   EARN OUT(2)                                   $3,500,000
ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                        Yes
   REPLACEMENT (FF&E AND CAPEX)(3)                  $34,245
   REPLACEMENT (NRA OFFICE)(4)                       $2,181
   TI/LC                                             $8,178
   FRANCHISE AGREEMENT(5)                           $56,625
ADDITIONAL FINANCING                                                        None

                                                                     TRUST ASSET
                                                                     -----------
CUT-OFF DATE BALANCE                                                 $36,000,000
CUT-OFF DATE BALANCE/ROOM/SF                                          Various(6)
CUT-OFF DATE LTV                                                        55.0%
MATURITY DATE LTV                                                       49.6%
UW DSCR ON NCF                                                          1.40x
--------------------------------------------------------------------------------

(1)   Reserve funds shall be released upon mortgagee's receipt of a clean estoppel certificate from Prime Associates showing, among other things, that the free rent period has expired, the tenant is in occupancy and is open for business to the public and is paying rent.

(2)   Funds in the amount of $1,500,000 to be released upon satisfaction of certain occupancy and financial tests and other requirements, including a minimum physical occupancy rate of 80% and a minimum debt service coverage ratio of 1.35x based on a trailing 6-month operating statement. The balance of $2,000,000 to be released when the Mortgaged Property achieves a minimum physical occupancy rate of 85% and a minimum debt service coverage ratio of 1.40x based on a trailing 6-month operating statement.

(3)   The monthly payments to the replacement reserve are based on 3.5% of the effective gross income per year payable monthly. The reserve is capped at
      $1,000,000, but must be replenished at the monthly payment amount if the balance is drawn down from the cap.

(4)   Reserve funds shall be used to pay reasonable cost and expenses in performing on-going replacements with respect to the office space at the
      Mortgaged Property.

(5)   In the event that mortgagee has not received satisfactory evidence that the franchise agreement has been renewed or extended prior to July 31,
      2013, monthly cash flow sweep deposits will commence on August 1, 2013 in the amount of all free cash flow at the Mortgaged Property until an acceptable extension or a replacement franchise agreement is obtained.
      Funds in this reserve may be used to pay eligible debt service payments under the related Mortgage Loan documents.

(6)   The Woodbridge Hilton Pool Loan is secured by 1 hospitality property and 1 office property. Based on an allocated loan amount by appraised value for each individual Mortgaged Property, the Loan Balance per Room for the
      Woodbridge Hilton Hotel is $101,874, and the Loan Balance per SF for the
      Woodbridge Office Building is $128.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 2
LOCATION                                                              Iselin, NJ
PROPERTY TYPE                                             Hospitality and Office
SIZE (ROOMS/SF)                                                  198 and 124,146
OCCUPANCY AS OF VARIOUS*                                                 Various
YEAR BUILT / YEAR RENOVATED                                          1984 / 2005
APPRAISED VALUE                                                      $65,500,000
PROPERTY MANAGEMENT                            Hemisphere Hotel Management, Inc.
UW ECONOMIC OCCUPANCY                                                      68.0%
UW REVENUES                                                          $14,415,103
UW TOTAL EXPENSES                                                    $10,390,088
UW NET OPERATING INCOME (NOI)                                         $4,025,014
UW NET CASH FLOW (NCF)                                                $3,476,190
--------------------------------------------------------------------------------

*     As of the trailing 12-month period ending August 31, 2005, the Occupancy
      Rate for the hotel portion of the Mortgaged Property is approximately
      68.0%. As of October 31, 2005 the Occupancy Rate for the office portion of the Mortgaged Property is approximately 68.0%.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             WOODBRIDGE HILTON POOL
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                               TENANT SUMMARY
-----------------------------------------------------------------------------------------------------

                                                                         NET
                                                      RATINGS*          RENTABLE          % OF NET
TENANT                                           MOODY'S/S&P/FITCH     AREA (SF)        RENTABLE AREA
-----------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Combined Computer........................          NR/NR/NR              9,281               7.5%
  Prime Associates.........................          NR/NR/NR              8,500                6.8
  Ganesh International Corporation.........          NR/NR/NR              7,712                6.2
  Metro Office Suites......................          NR/NR/NR              7,500                6.0
  Hemisphere Management Company............          NR/NR/NR              5,279                4.3
                                                                       ---------            -------

  TOTAL MAJOR TENANTS......................                               38,272              30.8%

NON-MAJOR TENANTS..........................                               46,095               37.1
                                                                       ---------            -------

OCCUPIED TOTAL.............................                               84,367              68.0%

VACANT SPACE...............................                               39,779               32.0
                                                                       ---------            -------

PROPERTY TOTAL.............................                              124,146              100.0%
                                                                       =========            =======
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                               ANNUAL                      % OF TOTAL
                                              BASE RENT     ANNUAL BASE    ANNUAL BASE       DATE OF
TENANT                                           PSF           RENT           RENT       LEASE EXPIRATION
---------------------------------------------------------------------------------------------------------

MAJOR TENANTS

  Combined Computer........................    $26.71          $247,932       10.4%             June 2011
  Prime Associates.........................    $27.00           229,500        9.6             March 2011
  Ganesh International Corporation.........    $31.67           244,228       10.2          December 2008
  Metro Office Suites......................    $26.00           195,000        8.2          December 2007
  Hemisphere Management Company............    $27.00           142,533        6.0              July 2006
                                                            -----------     ------

  TOTAL MAJOR TENANTS......................    $27.68        $1,059,193       44.4%

NON-MAJOR TENANTS..........................    $28.73         1,324,129       55.6
                                                            -----------     ------

OCCUPIED TOTAL.............................    $28.25        $2,383,322      100.0%

VACANT SPACE

PROPERTY TOTAL
---------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
                                WA BASE                                                                     CUMULATIVE % OF
                # OF LEASES     RENT/SF    TOTAL SF    % OF TOTAL SF   CUMULATIVE % OF      % OF ACTUAL       ACTUAL RENT
     YEAR         EXPIRING     EXPIRING    EXPIRING      EXPIRING*        SF ROLLING*      RENT ROLLING*       ROLLING*
---------------------------------------------------------------------------------------------------------------------------

     2006           10          $28.04     19,777          15.9%            15.9%              23.3%             23.3%
     2007            6          $26.63     18,145          14.6%            30.5%              20.3%             43.5%
     2008            4          $32.29     14,719          11.9%            42.4%              19.9%             63.5%
     2009            3          $28.08      9,133           7.4%            49.8%              10.8%             74.2%
     2010            2          $28.34      4,812           3.9%            53.6%               5.7%             80.0%
     2011            3          $26.85     17,781          14.3%            68.0%              20.0%            100.0%
     2012            0          $ 0.00          0           0.0%            68.0%               0.0%            100.0%
     2013            0          $ 0.00          0           0.0%            68.0%               0.0%            100.0%
     2014            0          $ 0.00          0           0.0%            68.0%               0.0%            100.0%
     2015            0          $ 0.00          0           0.0%            68.0%               0.0%            100.0%
     2016            0          $ 0.00          0           0.0%            68.0%               0.0%            100.0%
  Thereafter         0          $ 0.00          0           0.0%            68.0%               0.0%            100.0%
    Vacant           0            NA       39,779          32.0%           100.0%               0.0%            100.0%
---------------------------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUESTROOM MIX                                                      NO. OF ROOMS
--------------------------------------------------------------------------------
KING .....................................................                   65
DOUBLE QUEEN .............................................                   98
SINGLE QUEEN .............................................                   27
SUITES ...................................................                    8
                                                                  --------------
     TOTAL ...............................................                  198
                                                                  ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
YEAR                                                                 2004 - 2005
LATEST PERIOD                                                 T-12 Ending 8/2005
OCCUPANCY                                                                  68.2%
ADR                                                                      $119.08
REVPAR                                                                    $81.00
UW OCCUPANCY                                                               68.0%
UW ADR                                                                   $119.00
UW REVPAR                                                                 $80.92
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                              GRANDEVILLE ON SAXON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $28,118,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                      Salvador F. Leccese
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.650%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                        Yes
   HOLDBACK RESERVE(1)                           $2,500,000

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                        Yes
   REPLACEMENT(2)                                    $5,267

ADDITIONAL FINANCING                                                        None

                                                                     TRUST ASSET
                                                                     -----------
CUT-OFF DATE BALANCE                                                 $28,118,000
CUT-OFF DATE BALANCE/UNIT                                              $88,981
CUT-OFF DATE LTV                                                        73.5%
MATURITY DATE LTV                                                       66.0%
UW DSCR ON NCF                                                          1.29x
--------------------------------------------------------------------------------

(1)   Letter of credit holdback reserve of $2,500,000 will be released to the borrower if certain conditions are met prior to July 1, 2007, such as the
      Mortgaged Property's achieving a 1.20x debt service coverage ratio based on the trailing 3 months of annualized revenue less the greater of actual or underwritten expenses.

(2)   A monthly replacement reserve commences on February 11, 2011.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Orange City, FL
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 316
OCCUPANCY AS OF FEBRUARY 15, 2006                                          93.4%
YEAR BUILT / YEAR RENOVATED                                            2005 / NA
APPRAISED VALUE                                                      $38,250,000
PROPERTY MANAGEMENT                          Cambridge Management Services, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $3,825,001
UW TOTAL EXPENSES                                                     $1,258,815
UW NET OPERATING INCOME (NOI)                                         $2,566,186
UW NET CASH FLOW (NCF)                                                $2,502,986
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                              GRANDEVILLE ON SAXON
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                               UNIT MIX
------------------------------------------------------------------------------------------------------
                                 NO. OF     APPROXIMATE     APPROXIMATE                     QUOTED
          UNIT MIX                UNITS    UNIT SIZE (SF)     NRA (SF)     % OF NRA          RENT
------------------------------------------------------------------------------------------------------

1 BR/1 BA...................        88           852            74,936        21.3%         $  812
2 BR/2 BA...................       168         1,180           198,240        56.2          $  993
3 BR/2 BA...................        48         1,291            61,968        17.6          $1,196
4 BR/2 BA...................        12         1,456            17,472         5.0          $1,296
                                 -----                        --------      ------
TOTAL/AVERAGE...............       316         1,116           352,616       100.0%      $985/$0.88/SF
                                 =====                        ========      ======
------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             CAMPUS LODGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Artesia
CUT-OFF DATE BALANCE                                                 $28,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                     Luke V. McCarthy & Michael W. Palmer
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.550%
MATURITY DATE                                                     March 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                        Yes
   REPLACEMENT                                      $94,700

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                        Yes
   REPLACEMENT*                                         Yes

ADDITIONAL FINANCING                                                        None

                                                                     TRUST ASSET
                                                                     -----------
CUT-OFF DATE BALANCE                                                 $28,000,000
CUT-OFF DATE BALANCE/UNIT                                              $97,222
CUT-OFF DATE LTV                                                        70.0%
MATURITY DATE LTV                                                       62.7%
UW DSCR ON NCF                                                          1.27x
--------------------------------------------------------------------------------

*     A monthly replacement reserve will commence on April 11, 2007. In the event that the mortgagee receives satisfactory evidence by March 11, 2007 that borrower has completed certain specified replacement work at the property, the monthly payment amount will be $7,892 and if the borrower has failed to provide such satisfactory evidence, then the monthly payment will be $9,865.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Tallahassee, FL
PROPERTY TYPE                                     Multifamily -- Student Housing
SIZE (UNITS)                                                                 288
OCCUPANCY AS OF FEBRUARY 10, 2006                                          92.3%
YEAR BUILT / YEAR RENOVATED                                            1999 / NA
APPRAISED VALUE                                                      $40,000,000
PROPERTY MANAGEMENT                                  Real Property Systems, Inc.
UW ECONOMIC OCCUPANCY                                                      91.0%
UW REVENUES                                                           $5,020,566
UW TOTAL EXPENSES                                                     $2,488,860
UW NET OPERATING INCOME (NOI)                                         $2,531,706
UW NET CASH FLOW (NCF)                                                $2,437,006
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                             CAMPUS LODGE APARTMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                               UNIT MIX
-------------------------------------------------------------------------------------------------------
                                NO. OF      APPROXIMATE      APPROXIMATE    % OF
        UNIT MIX                 UNITS     UNIT SIZE (SF)      NRA (SF)      NRA        QUOTED RENT
-------------------------------------------------------------------------------------------------------

2 BR/2 BA..................        60          1,075             64,500      15.0%         $1,126
3 BR/3 BA..................        85          1,445            122,825      28.6          $1,434
4 BR/4 BA..................       143          1,695            242,385      56.4          $1,792
                                 ----                          --------    ------
TOTAL/AVERAGE..............       288          1,492            429,710     100.0%    $1,548/$1.04/SF
                                 ====                          ========    ======
-------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           MIDWEST EXPANSION PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $27,125,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       3
LOAN PURPOSE                                                           Refinance
SPONSOR                                                      Jeffrey P. Noeldner
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.863%
MATURITY DATE                                                  November 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                     Various
ORIGINAL TERM / AMORTIZATION                                       Various / 360
REMAINING TERM / AMORTIZATION                                          116 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                        Yes
   TI/LC(1)                                        $600,000

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                        Yes
   TI/LC(2)                                          $1,670

ADDITIONAL FINANCING                                 B-Note           $1,805,000

                                                                     TRUST ASSET
                                                                     -----------
CUT-OFF DATE BALANCE                                                 $27,125,000
CUT-OFF DATE BALANCE/SF                                                 $174
CUT-OFF DATE LTV                                                        75.1%
MATURITY DATE LTV                                                       67.8%
UW DSCR ON NCF                                                          1.26x
--------------------------------------------------------------------------------

(1)   Letter of credit.

(2)   At closing, a monthly TI/LC reserve is in place for the 555 North Casaloma
      Drive Mortgage Loan. Commencing on April 11, 2011, monthly TI/LC reserves of $5,400 and $3,000 will be required for the Shoppes at the Village and the 2665 South Oneida Street Mortgage Loans, respectively.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 3
LOCATION                                                                 Various
PROPERTY TYPE                                                  Retail -- Various
SIZE (SF)                                                                155,632
OCCUPANCY AS OF VARIOUS                                                    98.9%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                      $36,100,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                      93.3%
UW REVENUES                                                           $3,039,462
UW TOTAL EXPENSES                                                       $533,560
UW NET OPERATING INCOME (NOI)                                         $2,505,902
UW NET CASH FLOW (NCF)                                                $2,415,601
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           MIDWEST EXPANSION PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             MIDWEST EXPANSION PORTFOLIO SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           ALLOCATED
                                                                                            CUT-OFF
                                                   ALLOCATED                      NET        DATE
                                PROPERTY          CUT-OFF DATE   YEAR BUILT/   RENTABLE     BALANCE                    UW
       PROPERTY NAME            LOCATION            BALANCE       RENOVATED    AREA (SF)    PER SF     OCCUPANCY*   OCCUPANCY
-----------------------------------------------------------------------------------------------------------------------------

Shoppes at the Village ......   Ashwaubenon, WI   $ 15,700,000     2004/NA        91,982     $171           98.2%      93.0%
2665 South Oneida
   Street ...................   Ashwaubenon, WI      6,225,000    1988/2002       36,880     $169          100.0%      93.0%
555 North Casaloma
   Drive ....................   Grand Chute, WI      5,200,000    1994/2003       26,770     $194          100.0%      95.0%
                                                  ------------                  --------
                                                  $ 27,125,000                   155,632     $174           98.9%      93.3%
                                                  ============                  ========
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                UNDERWRITTEN                    APPRAISED
                                    NET          APPRAISED        VALUE
       PROPERTY NAME             CASH FLOW         VALUE         PER SF
-------------------------------------------------------------------------
Shoppes at the Village ......    $1,383,923     $21,100,000       $229
2665 South Oneida
   Street ...................       577,257       8,300,000       $225
555 North Casaloma
   Drive ....................       454,421       6,700,000       $250
                                 ----------     -----------
                                 $2,415,601     $36,100,000       $232
                                 ==========     ===========
-------------------------------------------------------------------------

*     Occupancy date as of February 21, 2006 for all properties.

------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------
                                                                 NET
                                                               RENTABLE     % OF NET      ANNUAL BASE     ANNUAL
TENANT                                     PROPERTY           AREA (SF)   RENTABLE AREA    RENT PSF     BASE RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
Gerondale's Furniture Gallery ...  Shoppes at the Village       40,000        25.7%         $15.00      $  600,000
Lazy Boy ........................  2665 South Onieda Street     22,080        14.2          $16.00         353,280
Golf Galaxy .....................  555 North Casaloma Drive     11,955         7.7          $15.00         179,325
Pier One ........................  555 North Casaloma Drive     11,240         7.2          $25.02         281,225
David's Bridal ..................  Shoppes at the Village        8,000         5.1          $17.40         139,200
Boston's Pizza ..................  Shoppes at the Village        6,950         4.5          $13.67          95,007
Dane County Robins ..............  Shoppes at the Village        6,519         4.2          $28.50         185,792
Pancheros Mexican Grill .........  Various                       6,216         4.0          $20.31         126,246
Midwest Expansion ...............  Shoppes at the Village        5,000         3.2          $10.00          50,000
Krispy Kreme ....................  Shoppes at the Village        4,664         3.0          $22.08         102,981
                                                               -------       -----                      ----------
  TOTAL MAJOR TENANTS ...........                              122,624        78.8%         $17.23      $2,113,055
NON-MAJOR TENANTS ...............                               31,339        20.1          $20.24         634,295
                                                               -------       -----                      ----------
OCCUPIED TOTAL ..................                              153,963        98.9%         $17.84      $2,747,350
VACANT SPACE ....................                                1,669         1.1
                                                               -------       -----
PROPERTY TOTAL ..................                              155,632       100.0%
                                                               =======       =====
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                                       % OF
                                   TOTAL ANNUAL       LEASE
TENANT                              BASE RENT      EXPIRATION
---------------------------------------------------------------
MAJOR TENANTS
Gerondale's Furniture Gallery ...       21.8%        March 2015
Lazy Boy ........................       12.9         April 2016
Golf Galaxy .....................        6.5       January 2015
Pier One ........................       10.2          July 2014
David's Bridal ..................        5.1      December 2014
Boston's Pizza ..................        3.5         April 2025
Dane County Robins ..............        6.8      February 2015
Pancheros Mexican Grill .........        4.6           May 2009
Midwest Expansion ...............        1.8          June 2015
Krispy Kreme ....................        3.7           May 2019
                                       -----
  TOTAL MAJOR TENANTS ...........       76.9%
NON-MAJOR TENANTS ...............       23.1
                                       -----
OCCUPIED TOTAL ..................      100.0%
VACANT SPACE ....................

PROPERTY TOTAL ..................
---------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION  SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                   # OF                                                                                        CUMULATIVE %
                  LEASES     WA BASE RENT/     TOTAL SF     % OF TOTAL      CUMULATIVE %       % OF ACTUAL       OF ACTUAL
    YEAR         EXPIRING     SF EXPIRING      EXPIRING    SF EXPIRING*    OF SF ROLLING*     RENT ROLLING*    RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------------

    2006            1            $20.00          4,179         2.7%              2.7%              3.0%             3.0%
    2007            0            $ 0.00              0         0.0%              2.7%              0.0%             3.0%
    2008            2            $18.90          3,340         2.1%              4.8%              2.3%             5.3%
    2009            8            $19.93         18,348        11.8%             16.6%             13.3%            18.6%
    2010            3            $20.34          5,406         3.5%             20.1%              4.0%            22.7%
    2011            0            $ 0.00              0         0.0%             20.1%              0.0%            22.7%
    2012            0            $ 0.00              0         0.0%             20.1%              0.0%            22.7%
    2013            2            $22.00          6,282         4.0%             24.1%              5.0%            27.7%
    2014            2            $21.85         19,240        12.4%             36.5%             15.3%            43.0%
    2015            4            $15.99         63,474        40.8%             77.3%             36.9%            79.9%
    2016            1            $16.00         22,080        14.2%             91.5%             12.9%            92.8%
 Thereafter         2            $17.05         11,614         7.5%             98.9%              7.2%           100.0%
   Vacant           0                NA          1,669         1.1%            100.0%              0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  COURT STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      Nomura
CUT-OFF DATE BALANCE                                                 $25,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                         James Copeland & Thomas Copeland
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.710%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                  Interest Only
INTEREST-ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   RENT/TI RESERVE                                  $548,856
   COMPLETION RESERVE(1)                            $446,991

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT(2)                                       $551
   TI/LC(3)                                           $3,333

ADDITIONAL FINANCING                                                        None

                                                                     TRUST ASSET
                                                                     -----------
CUT-OFF DATE BALANCE                                                 $25,500,000
CUT-OFF DATE BALANCE/SF                                                 $386
CUT-OFF DATE LTV                                                        79.5%
MATURITY DATE LTV                                                       79.5%
UW DSCR ON NCF                                                          1.30x
--------------------------------------------------------------------------------

(1)   Outstanding amount owed to contractors under two construction contracts:
      one for Ginseppe's interior improvements and one for finishing the third floor office space.

(2)   Capped at $19,843.

(3)   Capped at $200,000.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                     San Luis Obispo, CA
PROPERTY TYPE                                               Retail -- Unanchored
SIZE (SF)                                                                 66,142
OCCUPANCY AS OF MARCH 9, 2006                                              83.2%
YEAR BUILT / YEAR RENOVATED                                            2005 / NA
APPRAISED VALUE                                                      $32,080,000
PROPERTY MANAGEMENT                                    Copelands' Properties LLC
UW ECONOMIC OCCUPANCY                                                      95.9%
UW REVENUES                                                           $2,509,359
UW TOTAL EXPENSES                                                       $560,360
UW NET OPERATING INCOME (NOI)                                         $1,948,999
UW NET CASH FLOW (NCF)                                                $1,891,788
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  COURT STREET
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------
                                                                 NET
                                            RATINGS*           RENTABLE     % OF NET      ANNUAL BASE     ANNUAL
TENANT                                 MOODY'S/S&P/FITCH      AREA (SF)   RENTABLE AREA    RENT PSF     BASE RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Pottery Barn...................          NR/NR/NR            12,283         18.6%         $30.02      $  368,688
  Abercrombie & Fitch............          NR/NR/NR             7,379         11.2          $30.00         221,370
  Banana Republic................       Baa3/BBB-/BBB-          7,206         10.9          $25.00         180,150
  Pacific Capital Bank...........          NR/NR/NR             6,100          9.2          $30.19         184,143
  Palazzo Giuseppe's.............          NR/NR/NR             5,200          7.9          $39.58         205,799
                                                               ------       ------                      ----------
   TOTAL MAJOR TENANTS...........                              38,168         57.7%         $30.40      $1,160,150
NON-MAJOR TENANTS................                              16,874         25.5          $34.74         586,241
                                                               ------       ------                      ----------
OCCUPIED TOTAL...................                              55,042         83.2%         $31.73      $1,746,391
VACANT SPACE.....................                              11,100         16.8
                                                               ------       ------
PROPERTY TOTAL...................                              66,142        100.0%
                                                               ======       ======
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                       % OF
                                   TOTAL ANNUAL       LEASE
TENANT                              BASE RENT      EXPIRATION
---------------------------------------------------------------
MAJOR TENANTS
  Pottery Barn...................      21.1%       January 2013
  Abercrombie & Fitch............      12.7            May 2015
  Banana Republic................      10.3           June 2012
  Pacific Capital Bank...........      10.5         August 2016
  Palazzo Giuseppe's.............      11.8          April 2016
                                     ------
   TOTAL MAJOR TENANTS...........      66.4%
NON-MAJOR TENANTS................      33.6
                                     ------
OCCUPIED TOTAL...................     100.0%
VACANT SPACE ....................

PROPERTY TOTAL ..................
---------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION  SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                   # OF                                                                                        CUMULATIVE %
                  LEASES     WA BASE RENT/     TOTAL SF     % OF TOTAL      CUMULATIVE %       % OF ACTUAL       OF ACTUAL
     YEAR        EXPIRING     SF EXPIRING      EXPIRING    SF EXPIRING*    OF SF ROLLING*     RENT ROLLING*    RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------------

     2006           0            $ 0.00              0         0.0%              0.0%              0.0%             0.0%
     2007           0            $ 0.00              0         0.0%              0.0%              0.0%             0.0%
     2008           0            $ 0.00              0         0.0%              0.0%              0.0%             0.0%
     2009           0            $ 0.00              0         0.0%              0.0%              0.0%             0.0%
     2010           1            $60.00            780         1.2%              1.2%              2.7%             2.7%
     2011           2            $29.80          6,257         9.5%             10.6%             10.7%            13.4%
     2012           4            $29.25         12,241        18.5%             29.1%             20.5%            33.9%
     2013           2            $30.02         12,283        18.6%             47.7%             21.1%            55.0%
     2014           0            $ 0.00              0         0.0%             47.7%              0.0%            55.0%
     2015           2            $30.00         10,181        15.4%             63.1%             17.5%            72.5%
     2016           3            $36.16         13,300        20.1%             83.2%             27.5%           100.0%
  Thereafter        0            $ 0.00              0         0.0%             83.2%              0.0%           100.0%
    Vacant          0                NA         11,100        16.8%            100.0%              0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  PARK PLAZA II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $24,290,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                Columbia Equity Trust Inc
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             5.530%
MATURITY DATE                                                      March 4, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          72
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES                                  None

ONGOING MONTHLY RESERVES
  TAX/INSURANCE(1)                                 Springing
  REPLACEMENT(1)                                   Springing
  TI/LC(1)                                         Springing

ADDITIONAL FINANCING(2)                                                     None

                                                                     TRUST ASSET
                                                                     -----------
CUT-OFF DATE BALANCE                                                 $24,290,000
CUT-OFF DATE BALANCE/SF                                                 $196
CUT-OFF DATE LTV                                                        70.0%
MATURITY DATE LTV                                                       66.2%
UW DSCR ON NCF                                                          1.23x
--------------------------------------------------------------------------------

(1)   Ongoing tax, insurance, replacement and TI/LC reserves will be required upon an event of default.

(2)   Future mezzanine debt is permitted subject to, among other things: (i) a maximum aggregate loan-to-value ratio of 75.0%, (ii) a minimum aggregate debt service coverage ratio of 1.07x, for the 12-month period commencing on the date the borrower requests approval of mezzanine loan, (iii)
      receipt of a rating agency no-downgrade letter and (iv) an intercreditor agreement resonably acceptable to the mortgagee.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Rockville, MD
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                124,220
OCCUPANCY AS OF DECEMBER 31, 2005                                         100.0%
YEAR BUILT / YEAR RENOVATED                                            2001 / NA
APPRAISED VALUE                                                      $34,700,000
PROPERTY MANAGEMENT                                Columbia Equity Services, LLC
UW ECONOMIC OCCUPANCY                                                      94.0%
UW REVENUES                                                           $3,771,590
UW TOTAL EXPENSES                                                     $1,523,015
UW NET OPERATING INCOME (NOI)                                         $2,248,575
UW NET CASH FLOW (NCF)                                                $2,045,054
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                                  PARK PLAZA II
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------
                                                                 NET
                                            RATINGS(1)         RENTABLE     % OF NET      ANNUAL BASE     ANNUAL
TENANT                                 MOODY'S/S&P/FITCH      AREA (SF)   RENTABLE AREA    RENT PSF     BASE RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Institutional Shareholder
   Services......................          NR/NR/NR            43,901         35.3%         $31.15      $1,367,516
  SI International...............          NR/B+/NR            23,980         19.3          $34.45         826,111
  Opus East, LLC.................          NR/NR/NR            20,545         16.5          $30.59         628,545
  Proxy Monitor Services, Inc....          NR/NR/NR             9,879          8.0          $29.40         290,444
  Metrix Technologies Inc........          NR/NR/NR             9,062          7.3          $27.30         247,393
                                                              -------        -----                      ----------
  TOTAL MAJOR TENANTS............                             107,367         86.4%         $31.29      $3,360,009
NON-MAJOR TENANTS................                              16,853         13.6          $26.46         445,849
                                                              -------        -----                      ----------
OCCUPIED TOTAL...................                             124,220        100.0%         $30.64      $3,805,858
VACANT SPACE.....................                                   0          0.0
                                                              -------        -----
PROPERTY TOTAL...................                             124,220        100.0%
                                                              =======        =====
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                       % OF
                                   TOTAL ANNUAL           LEASE
TENANT                              BASE RENT          EXPIRATION
-------------------------------------------------------------------
MAJOR TENANTS
  Institutional Shareholder
   Services......................      35.9%              July 2012
  SI International...............      21.7           November 2011
  Opus East, LLC.................      16.5      Multiple Spaces(2)
  Proxy Monitor Services, Inc....       7.6               July 2012
  Metrix Technologies Inc........       6.5              March 2009
                                      -----
  TOTAL MAJOR TENANTS............      88.3%
NON-MAJOR TENANTS................      11.7
                                      -----
OCCUPIED TOTAL...................     100.0%
VACANT SPACE ....................

PROPERTY TOTAL ..................
-------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases approximately 17,000 SF expire in July
      2009 and approximately 3,545 SF expire in September 2015.

----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION  SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                   # OF                                                                                        CUMULATIVE %
                  LEASES     WA BASE RENT/     TOTAL SF     % OF TOTAL      CUMULATIVE %       % OF ACTUAL       OF ACTUAL
    YEAR         EXPIRING     SF EXPIRING      EXPIRING    SF EXPIRING*    OF SF ROLLING*     RENT ROLLING*    RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------------

    2006            0            $ 0.00              0         0.0%              0.0%              0.0%             0.0%
    2007            0            $ 0.00              0         0.0%              0.0%              0.0%             0.0%
    2008            3            $26.71         14,338        11.5%             11.5%             10.1%            10.1%
    2009            3            $30.21         26,062        21.0%             32.5%             20.7%            30.7%
    2010            1            $25.00          2,515         2.0%             34.5%              1.7%            32.4%
    2011            1            $34.45         23,980        19.3%             53.9%             21.7%            54.1%
    2012            3            $30.83         53,780        43.3%             97.1%             43.6%            97.7%
    2013            0            $ 0.00              0         0.0%             97.1%              0.0%            97.7%
    2014            0            $ 0.00              0         0.0%             97.1%              0.0%            97.7%
    2015            1            $25.00          3,545         2.9%            100.0%              2.3%           100.0%
    2016            0            $ 0.00              0         0.0%            100.0%              0.0%           100.0%
 Thereafter         0            $ 0.00              0         0.0%            100.0%              0.0%           100.0%
   Vacant           0                NA              0         0.0%            100.0%              0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           MISSION SPRINGS APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $21,400,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        Craig Koenigsberg
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.890%
MATURITY DATE                                                     April 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None
SHADOW RATING (S&P/MOODY'S)

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   ENGINEERING                                       $24,975

ONGOING MONTHLY RESERVES
   TAX                                                   Yes
   REPLACEMENT                                        $8,769

ADDITIONAL FINANCING*                                                       None

                                                                     TRUST ASSET
                                                                     -----------
CUT-OFF DATE BALANCE                                                 $21,400,000
CUT-OFF DATE BALANCE/UNIT                                              $48,198
CUT-OFF DATE LTV                                                        77.3%
MATURITY DATE LTV                                                       72.2%
UW DSCR ON NCF                                                          1.20x
--------------------------------------------------------------------------------

*     Future mezzanine debt permitted subject to, among other things, (i) a maximum aggregated loan-to-value ratio of 80%, (ii) a minimum aggregate debt service coverage ratio of 1.20x, (iii) receipt of a rating agency no-downgrade letter and (iv) an intercreditor agreement reasonably acceptable to the mortgagee.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Jacksonville, FL
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 444
OCCUPANCY AS OF DECEMBER 23, 2005                                          96.2%
YEAR BUILT / YEAR RENOVATED                                          1972 / 1997
APPRAISED VALUE                                                      $27,700,000
PROPERTY MANAGEMENT                                               CLK Properties
UW ECONOMIC OCCUPANCY                                                      88.0%
UW REVENUES                                                           $3,365,880
UW TOTAL EXPENSES                                                     $1,431,183
UW NET OPERATING INCOME (NOI)                                         $1,934,697
UW NET CASH FLOW (NCF)                                                $1,823,697
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           MISSION SPRINGS APARTMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                          UNIT MIX
-----------------------------------------------------------------------------------------------------------------------------
         UNIT MIX          NO. OF UNITS    APPROXIMATE UNIT SIZE (SF)    APPROXIMATE NRA (SF)    % OF NRA        QUOTED RENT
-------------------------  ------------    --------------------------    --------------------    --------       -------------

Studio...................       54                      500                      27,000             6.0%            $534
1 BR/1 BA................       74                      671                      49,654            11.1             $594
2 BR/1 BA................      133                    1,000                     133,000            29.8             $689
2 BR/1.5 BA..............       16                    1,050                      16,800             3.8             $709
2 BR/2 BA................      126                    1,302                     164,100            36.8             $746
3 BR/2 BA................       41                    1,361                      55,800            12.5             $887
                               ---                                              -------           -----
TOTAL/AVERAGE............      444                    1,005                     446,354           100.0%        $689/$0.69/SF
                               ===                                              =======           =====
-----------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           CANTERBURY SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $21,250,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                         Aria Mehrabi and David S. Walker
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.340%
MATURITY DATE                                                     March 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   DEFERRED MAINTENANCE                               $6,250

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT                                        $3,545

ADDITIONAL FINANCING*                                                       None

                                                                     TRUST ASSET
                                                                     -----------
CUT-OFF DATE BALANCE                                                 $21,250,000
CUT-OFF DATE BALANCE/SF                                                      $81
CUT-OFF DATE LTV                                                           77.3%
MATURITY DATE LTV                                                          68.9%
UW DSCR ON NCF                                                             1.29x
--------------------------------------------------------------------------------

*     Future mezzanine debt is permitted subject to, among other things: (i) a maximum aggregate loan-to-value ratio of 85.0%, (ii) a minimum aggregate debt service coverage ratio of 1.20x, (iii) receipt of a rating agency no-downgrade letter and (iv) an intercreditor agreement reasonably acceptable to the mortgagee.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Markham, IL
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)                                                                263,617
OCCUPANCY AS OF FEBRUARY 1, 2006                                           98.8%
YEAR BUILT / YEAR RENOVATED                                          1961 / 2004
APPRAISED VALUE                                                      $27,500,000
PROPERTY MANAGEMENT                                Edgemark Asset Management LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $3,853,981
UW TOTAL EXPENSES                                                     $1,770,794
UW NET OPERATING INCOME (NOI)                                         $2,083,187
UW NET CASH FLOW (NCF)                                                $1,831,959
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       106

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------
                           CANTERBURY SHOPPING CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------
                                                                 NET
                                            RATINGS*           RENTABLE     % OF NET      ANNUAL BASE     ANNUAL
TENANT                                 MOODY'S/S&P/FITCH      AREA (SF)   RENTABLE AREA    RENT PSF     BASE RENT
------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
  Fair Play Foods................          NR/NR/NR            38,305        14.5%          $ 4.00      $  153,220
  Big Lot Stores.................         NR/BBB-/NR           31,510        12.0           $ 4.50         141,795
  AJ Wright......................          A3/A/NR             26,026         9.9           $ 8.00         208,208
  Unique Thrift Store............          NR/NR/NR            21,025         8.0           $ 7.00         147,175
  Dollar Tree....................          NR/NR/NR            15,128         5.7           $ 9.00         136,152
                                                              -------      ------           ------      ----------
  TOTAL MAJOR TENANTS............                             131,994        50.1%          $ 5.96      $  786,550

NON-MAJOR TENANTS................                             128,447        48.7           $12.75       1,637,695
                                                              -------      ------                       ----------
OCCUPIED COLLATERAL TOTAL........                             260,441        98.8%          $ 9.31      $2,424,245

VACANT SPACE.....................                               3,176         1.2
                                                              -------      ------
PROPERTY TOTAL...................                             263,617       100.0%
                                                              =======      ======
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                   % OF TOTAL
                                   ANNUAL BASE
TENANT                                RENT       LEASE EXPIRATION
-----------------------------------------------------------------
MAJOR TENANTS
  Fair Play Foods................      6.3%         July 2008
  Big Lot Stores.................      5.8         January 2013
  AJ Wright......................      8.6         October 2012
  Unique Thrift Store............      6.1           May 2013
  Dollar Tree....................      5.6          April 2014
                                     -----
  TOTAL MAJOR TENANTS............     32.4%

NON-MAJOR TENANTS................     67.6
                                     -----
OCCUPIED COLLATERAL TOTAL........    100.0%

VACANT SPACE ....................

PROPERTY TOTAL ..................
-----------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION  SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                   # OF                                                                                        CUMULATIVE %
                  LEASES     WA BASE RENT/     TOTAL SF     % OF TOTAL      CUMULATIVE %       % OF ACTUAL       OF ACTUAL
    YEAR         EXPIRING     SF EXPIRING      EXPIRING    SF EXPIRING*    OF SF ROLLING*     RENT ROLLING*    RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------------

    2006            3            $15.51          5,178         2.0%              2.0%              3.3%            3.3%
    2007            8            $12.82         26,692        10.1%             12.1%             14.1%            17.4%
    2008            8            $ 7.17         64,695        24.5%             36.6%             19.1%            36.6%
    2009            8            $12.02         28,862        10.9%             47.6%             14.3%            50.9%
    2010            7            $15.23         23,115         8.8%             56.3%             14.5%            65.4%
    2011            1            $11.75          1,323         0.5%             56.8%              0.6%            66.0%
    2012            1            $ 8.00         26,026         9.9%             66.7%              8.6%            74.6%
    2013            2            $ 5.50         52,535        19.9%             86.7%             11.9%            86.5%
    2014            3            $ 9.80         28,338        10.7%             97.4%             11.5%            98.0%
    2015            1            $21.88            845         0.3%             97.7%              0.8%            98.8%
    2016            0            $ 0.00              0         0.0%             97.7%              0.0%            98.8%
 Thereafter         1            $10.59          2,832         1.1%             98.8%              1.2%           100.0%
   Vacant           0                NA          3,176         1.2%            100.0%              0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       107

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o     GENERAL. For a detailed presentation of certain characteristics of the
      Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
      to the Prospectus Supplement for certain information regarding multifamily
      Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
      certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
      Supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
      certain information relating to cross-collateralized and cross-defaulted
      Mortgage Loans. See Annex A-6 to the Prospectus Supplement for certain information relating to the TJX Distribution Center Loan.

--------------------------------------------------------------------------------------------------------
                                   SIGNIFICANT SPONSOR CONCENTRATION
--------------------------------------------------------------------------------------------------------
                                              # OF LOANS/
                                               MORTGAGED                              AGGREGATE CUT-OFF
SPONSOR                                        PROPERTIES         LOAN NUMBERS          DATE BALANCE
--------------------------------------------------------------------------------------------------------

CNL Hospitality Partners, LP...............      1 / 2                 1                  $335,000,000
Regency Realty Group, Inc. and
   Macquarie Countrywide Trust                               10,13,17,22,23,42,47,
   of Austrailia...........................     13 / 13       50,51,52,54,55,115          $213,000,000
Triple Net Properties, LLC.................      2 / 2               2,27                 $138,925,000
Craig Koenigsberg..........................      6 / 6         16,20,26,29,34,41          $112,415,000
Stanley E. Thomas..........................      1 / 1                 3                  $ 84,000,000
Columbia Sussex Corporation................      1 / 1                 4                  $ 80,066,910
--------------------------------------------------------------------------------------------------------

                                            % OF CUT-OFF     WEIGHTED         WEIGHTED       WEIGHTED
                                              DATE POOL   AVERAGE CUT-OFF    AVERAGE UW       AVERAGE
SPONSOR                                        BALANCE       DATE LTV        DSCR ON NCF   MORTGAGE RATE
--------------------------------------------------------------------------------------------------------

CNL Hospitality Partners, LP...............     16.7%          44.0%            3.01x         5.710%
Regency Realty Group, Inc. and
   Macquarie Countrywide Trust

   of Austrailia...........................     10.6%          75.6%            1.21x         5.810%
Triple Net Properties, LLC.................      6.9%          77.4%            1.21x         5.927%
Craig Koenigsberg..........................      5.6%          74.2%            1.22x         5.840%
Stanley E. Thomas..........................      4.2%          64.1%            1.61x         5.690%
Columbia Sussex Corporation................      4.0%          75.2%            1.47x         5.670%
--------------------------------------------------------------------------------------------------------

o     CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Three (3) groups of Mortgage Loans, representing approximately 14.3% of the Cut-Off Date
      Pool Balance, are cross-collateralized and/or cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
      Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool.
      The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and/or
      cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other
      Mortgage Loans are subject to cross-collateralization or cross-default provisions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       108

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C24
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ADDITIONAL MORTGAGE LOAN INFORMATION
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o     SUBORDINATE FINANCING.

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                                                  EXISTING SUBORDINATE FINANCING
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                                                                                                                % OF CUT-OFF DATE
EXISTING SUBORDINATE FINANCING                                   # OF LOANS              LOAN NUMBERS              POOL BALANCE
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Secured by Mortgaged Property.................................        2                      2,87                     6.3%
Mezzanine Debt Secured by Ownership Interests in Borrower.....        5                   1,6,7,25,43                23.6%
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                                                   FUTURE SUBORDINATE FINANCING
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                                                                                                                % OF CUT-OFF DATE
FUTURE SUBORDINATE FINANCING                                     # OF LOANS              LOAN NUMBERS              POOL BALANCE
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Mezzanine Debt Secured by Ownership Interests in Borrower ....       31         1,8,10,13,16,17,19,20,21,22,23,      41.6%
                                                                               24,26,29,34,38,41,42,45,47,48,50,
                                                                                  51,52,54,55,61,75,77,103,115
Secured by Mortgaged Property.................................        2                       3,56                    4.7%
Unsecured.....................................................        1                        9                      2.4%
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See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
Risks" in the Prospectus Supplement.

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                                                    SUBORDINATE COMPANION LOANS
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                                                      CUT-OFF DATE      % OF CUT-OFF      CUT-OFF SUBORDINATE
                                                       PRINCIPAL         DATE POOL             COMPANION
                                      LOAN NUMBER       BALANCE           BALANCE            LOAN BALANCE         PRIMARY SERVICER
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1818 Market Street................         2          $122,000,000          6.1%              $10,000,000           LJ Melody
TJX Distribution Center...........         5          $ 71,700,000          3.6%              $ 9,647,276         Wachovia Bank
Shoppes at the Village............        33          $ 15,700,000          0.8%              $ 1,055,000         Wachovia Bank
Saratoga Springs Apartments.......        53          $  9,500,000          0.5%              $   593,750         Wachovia Bank
Wellington Point Apartments.......        67          $  6,800,000          0.3%              $   425,000         Wachovia Bank
2665 South Oneida Street..........        70          $  6,225,000          0.3%              $   415,000         Wachovia Bank
555 North Casaloma Drive..........        81          $  5,200,000          0.3%              $   335,000         Wachovia Bank
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This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

    CITIGROUP                    CREDIT SUISSE                    JPMORGAN

                                       109